UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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CHAMBERS STREET PROPERTIES

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Chambers Street Properties

47 Hulfish Street, Suite 210

Princeton, New Jersey 08542

April 12, 2013

Dear Shareholder:

You are invited to attend the annual meeting of shareholders of Chambers Street Properties. This year’s meeting will be held on Friday, May 31, 2013, at 10:00 a.m., local time, at Nassau Inn Princeton, 10 Palmer Square, Princeton, New Jersey 08542.

In 2010, a special committee of our Board of Trustees, or the Special Committee, consisting of all of the board’s independent trustees, was formed to explore and review our strategic alternatives and liquidity events in accordance with the investment objectives set forth in our declaration of trust. During 2011, the Special Committee discussed and considered various strategic alternatives, including potentially continuing as a going concern under our current business plan, a potential liquidation of our assets either through a sale or merger of our company (including through either a bulk sale of our portfolio or through a sale of our individual properties) as well as a potential listing of our shares on a national securities exchange. In December 2011, the Special Committee and our Board of Trustees determined at that time that it was in the best interests of our shareholders for our common shares to remain unlisted and for us to continue operations rather than commencing a liquidation of our assets. The Special Committee and our Board of Trustees believed that remaining unlisted and continuing our operations would provide us with the ability to continue to expand and diversify our portfolio and thus better position us for a liquidity event. In March 2012, the Special Committee determined that our company and its shareholders would benefit from an internal management structure and, based on its recommendation, our Board of Trustees authorized the Special Committee to commence a process to achieve internal management. On June 30, 2012, the advisory agreement with our former investment advisor terminated according to its terms and we transitioned to a self-managed company. As of the date of this proxy statement, we have 24 employees.

Our Board of Trustees continues to explore ways of providing a liquidity event to our shareholders, which has included the hiring of Wells Fargo Securities, LLC and Citigroup Global Markets Inc. to act as our financial advisors. We have also continued to expand our portfolio, enhance our balance sheet and to take other steps we deem necessary to position us to provide a liquidity event to our shareholders at the appropriate time, which may include a listing on a national securities exchange. We cannot, however, provide any assurance or suggested timing as to when we will proceed with any particular transaction.

The attached proxy statement, with the accompanying notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the accompanying proxy statement. We hope that you will be able to attend the meeting. Our trustees and management team will be available to answer questions. Afterwards, there will be a vote on the matters set forth in the accompanying proxy statement.

Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible or authorize your proxy by calling the toll-free telephone number or via the Internet. The enclosed proxy card contains instructions regarding all three methods of authorizing your proxy. If you attend the meeting, you may continue to have your common shares voted as instructed in the proxy or you may revoke your proxy at the meeting and vote your common shares in person. We look forward to seeing you at the meeting.

Sincerely,

Jack A. Cuneo

President and Chief Executive Officer

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

Chambers Street Properties’ shareholders of record on the close of business on April 1, 2013, the record date for the 2013 annual meeting of shareholders, may authorize their proxies to vote their shares by mail, telephone or Internet by following the instructions on their proxy card. If you have any questions regarding how to authorize your proxy by telephone or by Internet, please call Broadridge Investor Communication Solutions, Inc., the firm assisting us with the solicitation of proxies, toll-free at 1-877-605-2536.

Chambers Street Properties

47 Hulfish Street, Suite 210

Princeton, New Jersey 08542

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on May 31, 2013

The 2013 annual meeting of shareholders of Chambers Street Properties, a Maryland real estate investment trust, or REIT, will be held on Friday, May 31, 2013 at 10:00 a.m., local time, at Nassau Inn Princeton, 10 Palmer Square, Princeton, New Jersey 08542. At the annual meeting, shareholders will be asked to consider and vote upon the following proposals:

(1)	A proposal to elect five trustees;

(2)	A proposal to approve an amendment and restatement of our declaration of trust;

(3)	A proposal to approve our 2013 equity incentive plan;

(4)	A proposal to approve, on a non-binding, advisory basis, our executive compensation;

(5)	A proposal to approve, on a non-binding, advisory basis, whether the advisory vote on executive compensation should occur every one, two or three years;

(6)	A proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

(7)	A proposal to act upon any other matters that may properly be brought before the annual meeting or at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the annual meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the annual meeting may be adjourned, or to which the annual meeting may be postponed.

Our Board of Trustees has fixed the close of business on April 1, 2013, as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only holders of record of our common shares at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

You are requested to complete and sign the enclosed form of proxy, which is being solicited by our Board of Trustees, and to mail it promptly in the enclosed postage-prepaid envelope or authorize your proxy by calling the toll-free number or via the Internet. The enclosed proxy card contains instructions regarding all three methods of authorizing your proxy. Any proxy may be revoked by delivery of a properly executed, later dated proxy. In addition, shareholders of record who attend the annual meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of our Board of Trustees,

Martin A. Reid

Secretary

Princeton, New Jersey

April 12, 2013

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 31, 2013.

This proxy statement and our 2012 Annual Report to Shareholders are available at

http://www.proxyvote.com

Whether or not you plan to attend the annual meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope provided or authorize your proxy by telephone or Internet following the instructions on your proxy card. For specific instructions on authorizing your proxy, please refer to the instructions on the proxy card or the information forwarded by your broker, bank or other holder of record. If you attend the annual meeting, you may vote in person if you wish, even if you have previously signed and returned your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

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Chambers Street Properties

47 Hulfish Street, Suite 210

Princeton, New Jersey 08542

PROXY STATEMENT

FOR OUR 2013 ANNUAL MEETING OF SHAREHOLDERS

to be held on May 31, 2013

We are sending this proxy statement and the enclosed proxy card to our shareholders on or about April 15, 2013, in connection with the solicitation of proxies by the Board of Trustees of Chambers Street Properties, a Maryland real estate investment trust, for use at the 2013 annual meeting of shareholders to be held on Friday, May 31, 2013, at 10:00 a.m., local time, at Nassau Inn Princeton, 10 Palmer Square, Princeton, New Jersey 08542 or at any postponement or adjournment of the meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the meeting?

If our records show that you were a holder of our common shares at the close of business on April 1, 2013, which is referred to in this proxy statement as the record date, you are entitled to receive notice of the meeting and to vote the common shares that you held on the record date. Each outstanding common share entitles its holder to cast one vote for each matter to be voted upon.

What is the purpose of the meeting?

At the annual meeting, you will be asked:

¡	to elect five trustees;

¡	to approve an amendment and restatement of our declaration of trust;

¡	to approve our 2013 equity incentive plan;

¡	to approve, on a non-binding, advisory basis, our executive compensation;

¡	to approve, on a non-binding, advisory basis, whether the advisory vote on executive compensation should occur every one, two or three years;

¡	to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

¡	to act upon any other matters that may properly be brought before the annual meeting or at any adjournments or postponements thereof.

What constitutes a quorum?

The presence, in person or by proxy, of holders of a majority of the total number of outstanding common shares entitled to vote at this meeting is necessary to constitute a quorum for the transaction of business at the meeting. As of the record date, there were 247,196,122 common shares outstanding and entitled to vote at the meeting.

What vote is needed to approve each proposal?

A majority of shares present at the meeting at which a quorum is present is necessary for election of the nominees for the trustees named in this proxy statement; a majority of all the votes entitled to be cast at the meeting is necessary for approval of an amendment and restatement of our declaration of trust; and a majority of all the votes cast at the meeting at which a quorum is present is necessary for (i) approval of our 2013 equity incentive plan; (ii) approval, on a non-binding, advisory basis, of our executive compensation; (iii) approval, on a non-binding, advisory basis, of whether the advisory vote on executive compensation should occur every one, two or three years; (iv) ratification of the selection of Deloitte Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and (v) approval of any other matters properly presented at the meeting for shareholder approval. We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions do not constitute a vote “for” or “against” any matter being voted on at the annual meeting and will not be counted as “votes cast.” Therefore, abstentions will have no effect on proposals 3 through 6, assuming a quorum is present, but will have the effect of a vote against Proposal 1 or 2. Broker “non-votes,” or proxies from brokers or nominees indicating that such broker or nominee has not received instructions from the beneficial owner or other entity entitled to vote such shares on a particular matter with respect to which such broker or nominee does not have discretionary voting power, will be treated in the same manner as abstentions for purposes of the annual meeting. None of the proposals, if approved, entitle any of our shareholders to appraisal rights under Maryland law or our declaration of trust.

Can I change my vote after I submit my proxy card?

If you cast a vote by proxy, you may revoke it at any time before it is voted by:

¡	filing a written notice revoking the proxy with our secretary at our address;

¡	properly executing and forwarding to us a proxy with a later date; or

¡	appearing in person and voting by ballot at the meeting.

If you attend the meeting, you may vote in person whether or not you have previously given a proxy, but your presence (without further action) at the meeting will not constitute revocation of a previously given proxy.

How do I vote?

Voting in Person at the Meeting. If you are a registered shareholder and attend the annual meeting, you may vote in person at the meeting. If your common shares are held in street name and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your common shares of record.

Voting by Proxy for Shares Registered Directly in the Name of the Shareholder. If you hold your common shares in your own name as a holder of record with our transfer agent, DST Systems, Inc., you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares in one of the following ways:

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By Mail. If you would like to authorize a proxy to vote your shares by mail, then please mark, sign and date your proxy card and return it promptly to our proxy tabulator Broadridge Investor Communication Solutions, Inc., in the postage-paid envelope provided.

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By Telephone. You may authorize a proxy to vote your shares by telephone by calling the toll-free number listed on your proxy card. Telephone proxy authorization is available 24 hours per day until 11:59 p.m., local time, on May 30, 2013. When you call, please have your proxy card in hand, and you will receive a series of voice instructions which will allow you to authorize a proxy to vote your common shares. You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY TO VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

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By Internet. You also have the option to authorize a proxy to vote your shares via the Internet. The website for Internet proxy authorization is printed on your proxy card. Internet proxy authorization is available 24 hours per day until 11:59 p.m., local time, on May 30, 2013. As with telephone proxy authorization, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY VOTE VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Voting by Proxy for Shares Registered in Street Name. If your common shares are held in street name, you must return the enclosed Voting Instruction Form in order to have your common shares voted on all items. Only your broker, bank or other nominee holder can vote your shares. In order for your shares to be voted on all items you must return your voting instructions.

Please see the enclosed proxy card for further instructions on how to submit your vote. If you have any questions regarding how to authorize your proxy by telephone or by Internet, please call Broadridge Investor Communication Solutions, Inc., the firm assisting us with the solicitation of proxies, toll-free at 1-877-605-2536.

How is my vote counted?

If you properly execute a proxy in the accompanying form, and if we receive it prior to voting at the meeting, or authorize your proxy to vote your shares electronically through the Internet or by telephone, the common shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common shares will be voted for: (i) election of the nominees for the trustees named in this proxy statement; (ii) approval of an amendment and restatement of our declaration of trust; (iii) approval of our 2013 equity incentive plan; (iv) approval, on a non-binding, advisory basis, of our executive compensation; (v) approval, on a non-binding, advisory basis, of whether the advisory vote on executive compensation should occur every one, two or three years; (vi) ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and (vii) as recommended by our Board of Trustees with regard to all other matters in its discretion. It is not anticipated that any matters other than those set forth in the proxy statement will be presented at the meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. In addition, no shareholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the meeting.

Why are we seeking approval of an amendment and restatement of our declaration of trust?

The amendment and restatement of our declaration of trust is primarily intended to more closely align our declaration of trust to those of our internally-managed peers with publicly listed securities. Our declaration of trust currently contains provisions and restrictions that were required by state securities administrators or which were appropriate for an externally managed company. Now that we are a self-managed company and are exploring ways to provide a liquidity event to our shareholders, these provisions will no longer be required and, in some cases, if retained, could put us at a competitive disadvantage compared to our publicly-traded peer companies. Further, these amendments are intended to provide our trustees and officers with greater flexibility to operate our company.

When do you expect the amendment and restatement of our declaration of trust to be effective?

If approved by our shareholders, the amendment and restatement of our declaration of trust will become effective upon the filing of the amendment and restatement of our declaration of trust with, and the acceptance for record of the amendment and restatement of our declaration of trust by, the State Department of Assessments and Taxation of Maryland, or the SDAT. We expect to file the proposed amendment and restatement of our declaration of trust on or around the time we seek to complete a liquidity event for our shareholders. We cannot, however, provide any assurance or suggested timing as to when we will proceed with any particular transaction.

What other information should I review before voting?

For your review, our 2012 annual report, including financial statements for the fiscal year ended December 31, 2012, is being mailed to you concurrently with the mailing of this proxy statement. You may also obtain, free of charge, a copy of our 2012 annual report on our website at http://www.chambersstreet.com. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission, or SEC. You may also obtain a copy of our Annual Report on Form 10-K, which contains additional information about our company, free of charge, by directing your request in writing to Chambers Street Properties, 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542, Attention: Secretary. The 2012 annual report and the Annual Report on Form 10-K, however, are not part of the proxy solicitation material.

Who is soliciting my proxy?

Solicitation of proxies will be primarily by mail and telephone. However, our trustees and officers also may solicit proxies by telephone, Internet, telegram or in person without additional compensation for such activities. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by us. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of us, to the beneficial owners of shares held of record by such persons. We have formally engaged Broadridge Investor Communication Solutions, Inc., a professional proxy solicitation firm, or our Proxy Soliciting Firm, to aid in the solicitation of proxies at a fee not to exceed $47,707, and reimbursement of reasonable out of pocket expenses.

No person is authorized on our behalf to give any information or to make any representations with respect to the proposals other than the information and representations contained in this proxy statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized and the delivery of this proxy statement shall, under no circumstances, create any implication that there has been no change in our affairs since the date hereof.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains various “forward-looking statements.” You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases.

You can also identify forward-looking statements by discussions of strategy, plans or intentions, including statements about the timing and likelihood of providing a liquidity event to our shareholders. Statements regarding the following subjects may be impacted by a number of risks and uncertainties:

¡	our business strategy;

¡	our ability to obtain future financing arrangements;

¡	estimates relating to our future distributions;

¡	our understanding of our competition;

¡	market trends;

¡	projected capital expenditures;

¡	the impact of technology on our products, operations and business; and

¡	the use of the proceeds of our dividend reinvestment plan offering and subsequent offerings.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements:

¡	national, regional and local economic climates;

¡	changes in supply and demand for office and industrial properties;

¡	adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs;

¡	availability and credit worthiness of prospective tenants;

¡	our ability to maintain rental rates and maximize occupancy;

¡	our ability to identify and secure acquisitions;

¡	our failure to successfully manage growth or operate acquired properties;

¡	our pace of acquisitions and/or dispositions of properties;

¡	risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits);

¡	payment of distributions from sources other than cash flows and operating activities;

¡	receiving corporate debt ratings and changes in the general interest rate environment;

¡	availability of capital (debt and equity);

¡	our ability to refinance existing indebtedness or incur additional indebtedness;

¡	failure to comply with our debt covenants;

¡	unanticipated increases in financing and other costs, including a rise in interest rates;

¡	the actual outcome of the resolution of any conflict;

¡	material adverse actions or omissions by any of our joint venture partners;

¡	our ability to operate as a self-managed company;

¡	availability of and ability to retain our executive officers and other qualified personnel;

¡	future terrorist attacks in the United States or abroad;

¡	the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes;

¡	our ability to continue to qualify as a REIT for U.S. federal income tax purposes;

¡	foreign currency fluctuations;

¡	changes to accounting principles, policies and guidelines applicable to REITs;

¡	legislative or regulatory changes adversely affecting REITs and the real estate business;

¡	environmental, regulatory and/or safety requirements; and

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other factors discussed under Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2012 and those factors that may be contained in any filing we make with the SEC, including Part II, Item 1A of our Form 10-Qs.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

PROPOSAL 1: ELECTION OF TRUSTEES

Our Board of Trustees currently consists of five members each serving for a term of one year and until their successors are duly elected and qualify. Their term expires at each annual meeting of shareholders.

On June 29, 2012, our Board of Trustees appointed Louis P. Salvatore, in accordance with our bylaws, to serve as an independent trustee, effective June 30, 2012. Mr. Salvatore was appointed to fill the vacancy left by Peter E. DiCorpo, who stepped down as a trustee effective June 30, 2012 in connection with the termination of the advisory agreement with our former investment advisor.

At the annual meeting, all of the trustees will be elected to serve until the 2014 annual meeting and until their successors are duly elected and qualify. Our Board of Trustees has nominated Charles E. Black, Jack A. Cuneo, James M. Orphanides, Martin A. Reid and Louis P. Salvatore to serve as trustees. Our Board of Trustees anticipates that each nominee will serve, if elected, as a trustee. However, if either nominee is unable to accept election, proxies voted in favor of such nominee will be voted for the election of such other person or persons as our Board of Trustees may select.

The election of each nominee requires the affirmative vote of a majority of the shares present at the meeting at which a quorum is present.

Our Board of Trustees unanimously recommends a vote “FOR” each nominee.

Information Regarding the Nominees

The following table and biographical descriptions set forth certain information with respect to each nominee for election as a trustee at the 2013 annual meeting, based upon information furnished by each trustee. The biographical descriptions for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by our Board of Trustees that such person should serve as a trustee.

Name	Age	Position
Charles E. Black	64	Chairman of the Board of Trustees(1)
Jack A. Cuneo	65	President and Chief Executive Officer and Trustee
James M. Orphanides	62	Trustee(1)
Martin A. Reid	57	Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Trustee
Louis P. Salvatore	66	Trustee(1)

(1)	Independent trustee.

Charles E. Black. Mr. Black has been one of our trustees since June 2004 and has been the Chairman of the Board of Trustees since June 2012. Mr. Black is the Chief Executive Officer of CB Urban Development, a development company he founded in 2007 which specializes in mixed-use urban development projects. Mr. Black is also an attorney in private practice who represents developers, land owners and businesses in the development, entitlement, financing and implementation of politically sensitive, public and private real estate projects. In addition Mr. Black is Managing Director-Public Private Partnership for Gafcon Inc., of San Diego, California. Mr. Black’s area of special focus in the real estate industry relates to structuring the entitlement and financing of large public/private mixed-use developments anchored by sports venues, convention centers and other public facilities. Before founding CB Urban Development, Mr. Black was the Regional Senior Vice President (San Diego region) of The Irvine Company. Prior to joining The Irvine Company in March 2006, Mr. Black was the Executive Vice President of JMI Realty, where he had overall management responsibility for the development of Petco Park, the $450 million San Diego Padres baseball park that was completed in February 2004. Prior to joining JMI Realty in 2002, Mr. Black was the President and Chief Operating Officer of the San Diego Padres Baseball Club. From 1991 to 2002, Mr. Black was a partner in the law firm of Gray, Cary, Ware & Freidenrich LLP, where his areas of expertise included real estate acquisition and development, urban planning and development law and development financing. Mr. Black is a member of the Urban Land Institute (ULI) and the land economics society Lambda Alpha International. Mr. Black received a B.S. from the United States Air Force Academy and a J.D. from the University of California at Davis.

Jack A. Cuneo. Mr. Cuneo has been our President and Chief Executive Officer since March 2004. Mr. Cuneo was the Chairman of our Board of Trustees from January 2009 until June 2012 and was the President and Chief Executive Officer of our former investment advisor, from March 2004 through June 2012. Mr. Cuneo was also an Executive Managing Director of CBRE Global Investors from July 2008 until June 2012. Mr. Cuneo has over 43 years of experience in the real estate industry and had been involved in a wide range of real estate investment activity including acquisitions, development, joint venture structuring, property sales, work outs and private equity financing for REITs and real estate operating companies. Prior to joining CBRE Global Investors in June 2003, Mr. Cuneo served as President of Cuneo Capital Group which engaged in advisory and private equity investment activities from 2002 to 2003. Mr. Cuneo also spent 26 years at Merrill Lynch where he served from 1997 to 2000 as the Chairman and Chief Executive Officer of Merrill Lynch Hubbard, a real estate investment subsidiary which acquired, operated and sold over 100 properties valued at $1.8 billion on behalf of over 240,000 individual investors. Mr. Cuneo was a Managing Director of the Global Real Estate and Hospitality Group at Merrill Lynch from 2000 to 2002 where he led private equity, advisory and asset sales activities. He is a member of the Urban Land Institute (ULI), the Policy Advisory Board at the Haas School of Business, University of California at Berkeley and the Real Estate Board of New York. Mr. Cuneo received a B.A. from City College of New York and pursued graduate studies at the University of Massachusetts at Amherst.

James M. Orphanides. Mr. Orphanides has been one of our trustees since October 2005. Since January 2010, Mr. Orphanides has been a Partner and the President of Centurion Holdings LLC. Mr. Orphanides has been retired from First Industrial American Title Insurance Company of New York since 2008 where he served as Chairman Emeritus and as a director until the company merged with its parent, First American Title Insurance Company in November 2010. Mr. Orphanides worked for First American from 1992 through 2008 in key executive positions including, from 1996 through 2007, as President, Chief Executive Officer and Chairman of the Board. Prior to joining First American, Mr. Orphanides was a Principal and President of Preferred Land Title Services, Inc. from 1982 to 1992. Mr. Orphanides was an executive at Commonwealth Land Title Insurance Company from 1979 to 1982 and an executive at Chicago Title Insurance Company from 1972 to 1979. Mr. Orphanides was a trustee of Wilshire Enterprises, Inc. from January 2009 through January 2010 where he was a member of the Audit committee and chaired strategic planning. Mr. Orphanides has been actively involved in many non-for profit organizations. Until January 2012, Mr. Orphanides sat on the Board of the American Ballet Theatre. Currently, Mr. Orphanides sits on the Boards of: the Foundation for Medical Evaluation and Early Detection, Citizen Budget Commission and CUNY TV Foundation. Mr. Orphanides is also a member of the Hellenic American Bankers Association (HABA); the Economic Club of New York; TPC Golf Club at Jasna Polana in Princeton, New Jersey; the Nassau Club in Princeton, New Jersey, the Union League Club in New York City and the Metropolitan Club in New York City. Mr. Orphanides received a B.A. from Heidelberg College and an M.A. from Queens College of New York.

Martin A. Reid. Mr. Reid has been one of our trustees since March 2005, our Executive Vice President and Chief Financial Officer since June 2012 and our Treasurer and Secretary since September 2012. From September 2010 to June 2012, Mr. Reid was the Executive Vice President, Development and Acquisitions at Interstate Hotels & Resorts where he was responsible for real estate holdings, sourcing and acquiring hotels, and identifying management contract opportunities. Prior to joining Interstate, Mr. Reid was a partner in Cheswold Real Estate Investment Management. Prior to joining Cheswold, Mr. Reid was the Chief Executive Officer of the General Partner of Redstone Hotel Partners, advising on hotel transactions and fund raising activities. From 1998 until 2006, Mr. Reid was a Managing Director of Thayer Lodging where he was responsible for acquisitions, dispositions, capital raising and financial matters of the Thayer Lodging. Mr. Reid has a broad professional background in real estate investment, capital markets and finance, including experience in public accounting and financial reporting. Prior to joining Thayer Lodging in 1998, Mr. Reid spent four years as a Principal at LaSalle Advisors in Baltimore, Maryland, successor through merger to Alex. Brown Kleinwort Benson, where he originated and closed real estate transactions for pension fund clients. Prior to his tenure with LaSalle, Mr. Reid spent several years in acquisitions and dispositions with real estate investment and advisory affiliates of Merrill Lynch & Co. and Chase Manhattan Bank, where he was involved in the acquisition of several office, retail and residential properties and portfolios. Mr. Reid received a B.S. in Accounting from the State University of New York at Albany and an M.B.A. in Financial Management from Pace University. Mr. Reid is a Member of the American Institute of Certified Public Accountants and is a Full Member of the Urban Land Institute (ULI).

Louis P. Salvatore. Mr. Salvatore has been one of our trustees since July 2012. Mr. Salvatore has been employed by Arthur Andersen LLP since 1967, where he currently works part-time focusing on the wind down of the public accounting practice. Mr. Salvatore was a partner at Arthur Andersen LLP from 1977 until 2002 and held a number of management positions with Arthur Andersen LLP including Office Managing Partner for Metro New York, Northeast Region Managing Partner, Member of the Worldwide Board of Partners and Interim Managing Partner of Andersen Worldwide. He also currently serves as an independent director and Chairman of the Audit Committee for public traded closed end and open end funds managed by Brookfield Investment Management and serves as a Board Member and Chairman of the Audit Committee for Turner Corporation and for SP Fiber Technologies Inc. Mr. Salvatore previously served as a Board Member and Chairman of the Audit Committee for Jackson Hewitt Tax Service Inc. from 2004 through 2011 and for Crystal River Capital Inc., a mortgage REIT sponsored by Brookfield Investment Management, from 2005 through 2010. In addition, Mr. Salvatore has served on the board of many of New York area civic and community organizations, including New York Partnership, United Way of New York City and Catholic Charities Dioceses of Brooklyn. Mr. Salvatore also holds an Advanced Professional Director Certification from the American College of Corporate Directors. Mr. Salvatore received a B.S. in Accounting from Fordham University.

Biographical Information Regarding Executive Officers Who Are Not Trustees

Philip L. Kianka. Mr. Kianka became the Executive Vice President and Chief Operating Officer of Chambers Street Properties in July 2012. Prior to joining Chambers Street Properties, Mr. Kianka was the Executive Vice President and Chief Operating Officer at CB Richard Ellis Realty Trust from October 2008 to June 2012. Mr. Kianka was the Director of Operations of our former investment advisor from January 2006 to June 2012. Mr. Kianka was also a Managing Director of CBRE Global Investors from January 2006 until June 2012. Mr. Kianka has over 28 years of experience in acquisitions, asset and portfolio management, development and dispositions of real estate. Prior to joining our former investment advisor, Mr. Kianka was a Vice President and senior asset manager for Lexington Properties Trust from 1997 to December 2005. Mr. Kianka also spent 13 years as Vice President at Merrill Lynch Hubbard, a real estate investment subsidiary of Merrill Lynch, which acquired, operated and sold over 100 properties valued at $1.8 billion on behalf of over 240,000 investors. Mr. Kianka received a B.A. and a Master of Architecture from Clemson University in Clemson, South Carolina and is a licensed architect and member of the American Institute of Architects and a full member of the Urban Lead Institute. Mr. Kianka is 56 years old.

Our Board of Trustees and its Committees

Our Board of Trustees presently consists of five members. As previously noted, Mr. Peter E. DiCorpo stepped down as a trustee effective June 30, 2012 in connection with the termination of the advisory agreement with our former investment advisor. On June 29, 2012, our Board of Trustees appointed Louis P. Salvatore in accordance with our bylaws to serve as an independent trustee, effective June 30, 2012, to fill the vacancy left by Mr. DiCorpo. Further, on June 29, 2012, our Board of Trustees appointed Martin A. Reid to serve as our Executive Vice President and Chief Financial Officer, effective June 30, 2012. In connection with his appointment as our Chief Financial Officer, Mr. Reid stepped down from his committee posts (as noted further below, as applicable) but remains a member of our Board of Trustees.

Our Board of Trustees has affirmatively determined that Messrs. Charles E. Black, James M. Orphanides and Louis P. Salvatore representing a majority of its members, are “independent trustees,” as such term is defined by the applicable rules of the SEC, the NYSE and our declaration of trust. Prior to his appointment as our Chief Financial Officer, Mr. Reid was determined to be an “independent trustee.” Our Board of Trustees held 13 meetings during fiscal year 2012. Each of the current trustees attended 100% of the total number of meetings of our Board of Trustees held during 2012 during which he was a member of our Board of Trustees. For a discussion of our Board of Trustees leadership structure and role in risk oversight, see “Corporate Governance Matters” in this proxy statement.

Audit Committee. We have a standing Audit Committee, consisting of Messrs. Salvatore (Chairman) and Black, each of whom is “independent” as such term is defined by the applicable rules of the SEC, the NYSE and our declaration of trust. Our Board of Trustees has determined that Mr. Louis P. Salvatore is an “audit committee financial expert,” as defined in the rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002, as amended. In connection with his appointment as our Chief Financial Officer, Mr. Reid stepped down as a member of the Audit Committee of which he was the Chairman and our “audit committee financial expert.” Mr. Salvatore replaced Mr. Reid as the Chairman of the Audit Committee and as our “audit committee financial expert” upon his appointment to our Board of Trustees. Our Audit Committee’s primary function is to assist our Board of Trustees in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the shareholders and others, the system of internal controls that management has established, and the audit and financial reporting process. Our Board of Trustees has approved a written charter for our Audit Committee, a copy of which is available on our website at http://www.chambersstreet.com. Additional information regarding the functions performed by our Audit Committee is set forth in the “Audit Committee Report” included in this annual proxy statement. Our Audit Committee held four meetings during fiscal year 2012. Each of the committee members attended 100% of the total number of meetings of our Audit Committee held during 2012 during the time in which he was a member of our Audit Committee.

Compensation Committee. We have a standing Compensation Committee, consisting of Messrs. Black (Chairman), Orphanides and Salvatore, each of whom is “independent” as such term is defined by the applicable rules of the SEC, the NYSE and our declaration of trust. In connection with his appointment as our Chief Financial Officer, Mr. Reid stepped down as a member of our Compensation Committee. Messrs. Salvatore and Orphanides were appointed to serve on our Compensation Committee by our Board of Trustees in conjunction with Mr. Reid’s appointment as our Chief Financial Officer. Historically, our Compensation Committee’s primary function was to administer the granting of equity awards to our independent trustees and to set the terms and conditions of such equity awards in accordance with our equity incentive plan that the compensation committee administers. In addition, our Compensation Committee reviewed the compensation and fees payable to our former investment advisor under our former advisory agreement and reviewed the Compensation Discussion and Analysis for inclusion in the annual proxy statement. Now that we are a self-managed company, our Compensation Committee’s primary purposes are to determine how our executive officers and certain other senior managers should be compensated; to administer our employee benefit plans and executive compensation programs; to set policies and review management decisions regarding compensation of our senior managers other than our executive officers and certain other senior managers; and to produce the report on executive compensation required to be included in this proxy statement. Our Compensation Committee has retained Towers Watson & Co., or Towers Watson, as its independent outside compensation consulting firm and has engaged Towers Watson to provide the Compensation Committee with relevant data concerning the marketplace, our peer group and its own independent analysis and recommendations concerning executive compensation. Towers Watson regularly participates in Compensation Committee meetings. See “Executive Compensation—Compensation Discussion and Analysis.” Our Board of Trustees has approved a written charter for our Compensation Committee, a copy of which is available on our website at http://www.chambersstreet.com. Our Compensation Committee held four meetings during fiscal year 2012. Each of the committee members attended 100% of the total number of meetings of our Compensation Committee held during 2012 during the time in which he was a member of our Compensation Committee.

Nominating and Corporate Governance Committee. We have a standing Nominating and Corporate Governance Committee consisting of Messrs. Orphanides (Chairman), Black and Salvatore, each of whom is “independent” as such term is defined by the applicable rules of the SEC, the NYSE and our declaration of trust. In connection with his appointment as our Chief Financial Officer, Mr. Reid stepped down as a member of our Nominating and Corporate Governance Committee. Mr. Salvatore was appointed to serve on our Nominating and Corporate Governance Committee by our Board of Trustees in conjunction with Mr. Reid’s appointment as our Chief Financial Officer on June 29, 2012. Our Nominating and Corporate Governance Committee is primarily responsible for (i) assisting our Board of Trustees by identifying individuals qualified to become board members and to serve on board committees, (ii) reviewing and approving specific matters that our Board of Trustees believes may involve conflicts of interest and determining whether the resolution of the conflict of interest is fair and reasonable to us and the our shareholders and (iii) developing and recommending to our Board of Trustees, a set of corporate governance principles applicable to us and reviewing those principles periodically and, if appropriate, recommending to our Board of Trustees changes to our corporate governance policies and procedures. Our Nominating and Corporate Governance Committee does not have any minimum qualifications with respect to board nominees. However, our Nominating and Corporate Governance Committee considers many factors with regard to each candidate, including judgment, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. Our Nominating and Corporate Governance Committee does not have a formal written policy with regard to the consideration of diversity in identifying trustee nominees, although it may consider diversity when identifying and evaluating proposed trustee candidates. Our Board of Trustees has approved a written charter for our Nominating and Corporate Governance Committee, a copy of which is available on our website at http://www.chambersstreet.com. Our Board of Trustees formed our Nominating and Corporate Governance Committee on June 19, 2012. Our Nominating and Corporate Governance Committee held one meeting on June 29, 2012.

Prior to 2012, our Board of Trustees had established a Conflicts Committee to review and approve specific matters that our Board of Trustees believed may involve conflicts of interest and to determine whether the resolution of the conflict of interest was fair and reasonable to us and our shareholders. The Conflicts Committee was dissolved in connection with the formation of the Nominating and Corporate Governance Committee and is no longer a standing committee of the Board of Trustees. Additionally, prior to 2012, our Board of Trustees had established a Special Committee to explore and review our strategic alternatives and liquidity events in accordance with our investment objectives set forth in our declaration of trust. The Special Committee was dissolved in connection with the termination of the advisory agreement with our former investment advisor and our becoming a self-managed company and is no longer a standing committee of the Board of Trustees.

Compensation of Trustees

Trustees of our company who are not independent receive no additional compensation for their services as trustees. The following table sets forth the compensation earned by our independent trustees for the year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)	Share Awards(1)	All Other Compensation(2)	Total ($)
Charles E. Black	$261,500	$100,000	$9,930	$371,430
James M. Orphanides	$153,000	$25,000	—	$178,000
Martin A. Reid(3)	$82,750	$—	—	$82,750
Louis P. Salvatore	$85,500	$25,000	—	$110,500

*

The columns “Option Awards,” “Non-Equity Incentive Plan Compensation,” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” were omitted from this table as no such compensation was earned by our independent trustees for the year ended December 31, 2012.

(1)

On February 7, 2013, we awarded each of our independent trustees equity grants under our amended and restated 2004 equity incentive plan on the following terms: (i) Mr. Black’s award was for $100,000 in common shares (or 10,000 shares at $10.00 per share), Mr. Orphanides’ award was for $25,000 in common shares (or 2,500 shares at $10.00 per share) and Mr. Salvatore’s award was for $25,000 in common shares (or 2,500 shares at $10.00 per share) for a total of $150,000; and (ii) each award vested in its entirety, upon issuance.

(2)	Includes amounts attributable to health insurance payments made between July 1, 2012 and December 31, 2012.

(3)

Mr. Reid was an independent trustee until June 30, 2012 when he became our Chief Financial Officer. Therefore, the amounts disclosed in this table are for amounts received by Mr. Reid from January 1, 2012 through June 30, 2012.

Our independent trustees received different levels of compensation for the 2012 fiscal year which coincided with our transition to self-management. From January 2012 through June 2012, each of our independent trustees was entitled to receive $60,000 per year and $2,000 per regularly scheduled committee meeting attended (other than those meetings of the Special Committee that were held in conjunction with meetings of our Board of Trustees) and $2,000 per special board meeting attended whether held in person or by telephone conference. The chairperson of the Audit Committee was entitled to an additional annual fee of $7,500, the chairperson of the Compensation Committee was entitled to an additional annual fee of $5,000 and the chairperson of the Special Committee was entitled to an additional annual fee of $10,000. Members of the Special Committee (other than the chairperson) were entitled to an additional annual fee of $5,000.

From July 2012 through December 2012, each of our independent trustees (except for our Chairman of the Board) was entitled to receive $100,000 per year and $2,000 per regularly scheduled committee meeting attended (other than those meetings of the Special Committee that were held in conjunction with meetings of our Board of Trustees), $2,000 per special board meeting attended whether held in person or by telephone conference and an equity grant of 5,000 shares. Our Chairman of the Board was entitled to receive $300,000 per year and an equity grant of 20,000 shares. Our Chairman of the Board received additional compensation for board committee chair positions and participation but did not receive compensation for meeting attendance. The chairperson of the Audit Committee was entitled to an additional annual fee of $20,000 and each member of the Audit Committee was entitled to receive an annual fee of $10,000. The chairperson of the Compensation Committee was entitled to an additional annual fee of $15,000 and each member of the Compensation Committee was entitled to receive an annual fee of $5,000. The chairperson of the Nominating and Corporate Governance Committee was entitled to an additional annual fee of $15,000 and each member of the Nominating and Corporate Governance Committee was entitled to receive an annual fee of $5,000. The chairperson of the Special Committee was entitled to an additional annual fee of $10,000 and each member of the Special Committee was entitled to receive an annual fee of $5,000.

All trustees received reimbursement of reasonable out-of-pocket expenses incurred in connection with their service as trustees for the fiscal year ended 2012. If a trustee was also an officer of ours, we did not pay separate compensation for those services rendered as a trustee for the fiscal year ended 2012.

PROPOSAL 2: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR DECLARATION OF TRUST

Our Board of Trustees has declared the amendment and restatement of our declaration of trust to be advisable and directed that the proposal to amend and restate our declaration of trust be submitted for consideration at our 2013 annual meeting of shareholders. A form of Articles of Amendment and Restatement, marked to reflect the changes to our current declaration of trust, is attached to this proxy statement as Annex A and the summary of the provisions of the Articles of Amendment and Restatement included below is qualified in its entirety by reference to Annex A, which you should read in its entirety.

Our declaration of trust currently includes certain provisions from the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association, or the NASAA REIT Guidelines. The NASAA REIT Guidelines apply to externally managed REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange.

Because we are now a self-managed company and are exploring ways to provide a liquidity event to our shareholders, it is no longer necessary for our declaration of trust to include these provisions from the NASAA REIT Guidelines, which are not typically included in the charters or declarations of trust of exchange-traded REITs and other companies, including our competitors.

If the proposal to amend and restate our declaration of trust is approved by our shareholders, these provisions from the NASAA REIT Guidelines will be removed from our declaration of trust and our declaration of trust will be updated in other respects to reflect recent developments in public company governance and to resolve inconsistencies between the declaration of trust and Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended (the “Maryland REIT Law”).

Summary of Principal Changes

The changes that would be made to our declaration of trust by the Articles of Amendment and Restatement are primarily intended to more closely align our declaration of trust to those of our peers with publicly listed securities, including to provide our trustees and officers with greater flexibility to operate our company.

If our shareholders approve the proposed amendment and restatement of our declaration of trust it will be filed with the SDAT and the amendment and restatement as described above will be effective upon the acceptance for record of our Articles of Amendment and Restatement by the SDAT. We expect to file the proposed amendment and restatement of our declaration of trust on or around the time we seek to complete a liquidity event for our shareholders. We cannot, however, provide any assurance or suggested timing as to when we will proceed with any particular transaction. You may view our declaration of trust by visiting our website at http://www.chambersstreet.com.

Set forth below is a summary of the material changes that will be made to our declaration of trust:

¡	Delete the requirement that all common shares have equal dividend, distribution, liquidation and other rights and have no preference, cumulative, preemptive, conversion or exchange rights.

¡

Delete the NASAA REIT Guidelines requirement that the voting rights of preferred shares bear the same relationship to the voting rights of common shares as the consideration paid for each preferred share bears to the book value of each common share.

¡	Delete the NASAA REIT Guidelines prohibition on distributions in kind and add a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class.

¡

Increase the common share ownership limit as set forth in the declaration of trust from 3.0% to 9.8%, introduce a preferred share ownership limit of 9.8% that will apply to any class or series of preferred shares that we may issue in the future, remove the aggregate share ownership limit from the declaration of trust and increase the ownership threshold for reporting certain information to us after the end of each taxable year from 0.5% to 5.0%.

¡

Delete the NASAA REIT Guidelines requirement that our Board of Trustees be comprised of at least three trustees. Under the Maryland REIT Law, our Board of Trustees may be comprised of as few as one trustee. Also remove the requirement that our Board of Trustees be comprised of no more than nine trustees and that a majority of our Board of Trustees consist of Independent Trustees (as defined by the NASAA REIT Guidelines). While the New York Stock Exchange, or NYSE, rules would require that a majority of our trustees be independent in order for us to list our common shares, the NYSE definition of independence is much less restrictive than the NASAA REIT Guidelines definition.

¡

Delete the NASAA REIT Guidelines requirements that any trustee have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage our assets and that at least one independent trustee have at least three years of relevant real estate experience.

¡	Delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent trustees.

¡

Delete the NASAA REIT Guidelines statement that trustees serve in a fiduciary capacity and have fiduciary duties. Under the Maryland REIT Law, trustees are presumed to act in accordance with the standard of conduct for directors of a Maryland corporation, the legislative history of which specifically disclaims that it is a “fiduciary” standard.

¡	Define “cause” for purposes of trustee removal.

¡	Delete the NASAA REIT Guidelines requirement that certain specified matters be approved by the independent trustees.

¡	Delete the NASAA REIT Guidelines provisions related to the appointment of, supervision of and payment of enumerated fees to an external advisor.

¡

Delete the NASAA REIT Guidelines provisions limiting our investment objectives and requiring an annual review of our investment policies and prohibiting certain joint ventures and investments in equity securities.

¡

Delete the NASAA REIT Guidelines prohibition on loans to affiliates. The Maryland General Corporation Law, which the Maryland courts have from time to time applied to REITs by analogy, already contains a provision subjecting a transaction between a company and any of its trustees or any other entity in which any of its trustees is a trustee or has a material financial interest to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested trustees or a majority of the votes cast by disinterested shareholders or is fair and reasonable us.

¡

Delete the NASAA REIT Guidelines requirements that (a) an annual meeting of shareholders be held no less than 30 days after delivery of our annual report, (b) a trustee receive the affirmative vote of a majority of the shares present in order to be elected (Maryland law requires only a plurality of the votes cast) and (c) a special meeting of shareholders be called upon the request of the holders of at least ten percent of the outstanding shares entitled to vote (under Maryland law, the percentage required to call a meeting can be as high as, and for a public company typically is, a majority).

¡	Delete the NASAA REIT Guidelines provision permitting shareholders to amend the declaration of trust without the concurrence of our Board of Trustees, which conflicts with the Maryland REIT Law.

¡	Delete the NASAA REIT Guidelines restrictions on voting by trustees and our affiliates.

¡

Delete the NASAA REIT Guidelines requirement that we provide a copy of our shareholder list to any shareholder upon request. The Maryland REIT Law requires only that a shareholder list be provided to shareholders of record of at least 5% of the outstanding shares of any class for at least six months.

¡

Delete the NASAA REIT Guidelines requirement that an annual report be provided to each shareholder within 120 days after the end of the fiscal year. The Maryland General Corporation Law already requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of shareholders and made available for inspection within 20 days thereafter.

¡

Delete the NASAA REIT Guidelines requirement that any merger, consolidation or transfer of all or substantially all of our assets be approved by the shareholders. Under the Maryland REIT Law, certain mergers do not require shareholder approval (e.g., mergers with a 90% or more owned subsidiary in which the declaration of trust is not amended and shareholder contract rights do not change and mergers in which the real estate investment trust is the successor entity and the terms of its shares do not change, its declaration of trust is not otherwise amended and the number of shares of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective). While the Maryland REIT Law is silent as to which transfers of all or substantially all of a real estate investment trust’s assets may be effected without shareholder approval, the Maryland General Corporation Law permits certain transfers (e.g., transfers of all or substantially all of the corporation’s assets to a wholly owned subsidiary or by mortgage or pledge) without a shareholder vote. Also delete the NASAA REIT Guidelines restrictions on roll-up transactions.

¡

Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, trustees and officers, and to provide our former investment advisor and its affiliates with indemnification as required by the transition to self-management agreement.

¡

Delete the NASAA REIT Guidelines permitting shareholders to terminate the company without the concurrence of our Board of Trustees. Because our Board of Trustees is ultimately responsible for the management of our business and affairs, it will likely be better situated to make the initial determination whether termination is in our best interests. However, any determination by our Board of Trustees to terminate the company will remain subject to approval by shareholders entitled to cast not less than a majority of all the votes entitled to be cast on the matter.

Finally, certain ministerial changes will be made to our declaration of trust either for clarification purposes (e.g., the deletion of certain provisions that will automatically be negated upon listing anyway) or to be consistent with the Maryland REIT Law or other provisions of the declaration of trust.

The proposal to amend and restate our declaration of trust requires the affirmative vote of holders of a majority of the votes entitled to be cast at the meeting.

Our Board of Trustees unanimously recommends a vote “FOR” the proposal to amend and restate our declaration of trust.

PROPOSAL 3: APPROVAL OF OUR 2013 EQUITY INCENTIVE PLAN

Our shareholders are asked to vote at our annual meeting on a proposal to approve the adoption of our 2013 Equity Incentive Plan, or the 2013 Plan. The 2013 Plan was approved by our Compensation Committee on March 28, 2013, and by our Board of Trustees on March 28, 2013. If approved by our shareholders, the 2013 Plan will be a successor to the Chambers Street Properties Amended and Restated 2004 Equity Incentive Plan, or our 2004 Plan, and no more awards will be granted under our 2004 Plan. If the 2013 Plan is not approved by our shareholders, our Compensation Committee will continue to be authorized to make grants under our 2004 Plan.

If approved, the 2013 Plan will be the sole plan available to us to provide equity incentive compensation to eligible participants. If the 2013 Plan is approved, five million common shares will be reserved for grant. This reserve of 5,000,000 common shares under the 2013 Plan is significantly lower than the 20,000,000 common shares reserved under our 2004 Plan. Our Board of Trustees believes that our 2013 Plan is in the best interest of our shareholders, because equity-based awards help to attract, motivate, and retain talented employees, members of our Board of Trustees and other service providers, align employee and shareholder interests, link employee compensation with our performance, and maintain a culture based on employee share ownership. Equity is a significant component of the total compensation of our key employees. Accordingly, we are seeking shareholder approval of the 2013 Plan.

The proposal to approve the 2013 Plan requires the affirmative vote of the holders of a majority of the votes cast at the shareholder meeting at which a quorum is present.

Our Board of Trustees unanimously recommends that you vote “FOR” the following approval of our 2013 Equity Incentive Plan:

“RESOLVED, that our shareholders approve the Chambers Street Properties 2013 Equity Incentive Plan.”

Summary of the Provisions of Our 2013 Equity Incentive Plan

The following summary of our 2013 Plan is qualified in its entirety by the specific language of the plan, a copy of which is attached hereto as Appendix B.

Purpose

The purpose of the 2013 Plan is to:

¡	Attract and retain qualified key employees and other service providers; and

¡	Encourage them to increase their efforts to make our business more successful, whether directly or through its Subsidiaries or other affiliates.

Eligible Participants

Qualified key employees, directors, trustees, officers, advisors, consultants, and other personnel of ours and our subsidiaries are eligible to participate in the 2013 Plan. In addition, our Compensation Committee may approve the participation of other persons expected to provide significant services to us or our subsidiaries. Our Compensation Committee may also determine that employees of our affiliates may participate in the 2013 Plan. Eligibility for awards under the 2013 Plan generally is determined by our Compensation Committee.

Administration of the 2013 Plan

¡	Our Compensation Committee has the authority to:

¡	Administer and interpret the 2013 Plan and any award;

¡	Authorize the granting of awards to eligible participants;

¡	Determine the eligibility of eligible participants to receive an award;

¡

Determine the number of shares to be covered under any award agreement, considering the position and responsibilities of the eligible participants, the nature and value to us of the eligible participants’ present and potential contribution to our success, whether directly or through our subsidiaries, and such other factors as our Compensation Committee may deem relevant;

¡	Approve the form of award agreement;

¡	Determine the terms applicable to each award, which may differ among individual awards and participants, and may include performance goals;

¡	Accelerate at any time the exercisability or vesting of all or any portion of any award;

¡	Extend at any time the period in which options or share appreciation rights may be exercised, provided that such awards cannot have a term longer than 10 years;

¡	Determine the extent to which the transferability of shares issued or transferred pursuant to an award is restricted;

¡	Decide all disputes arising in connection with the 2013 Plan; and

¡	Otherwise supervise the administration of the 2013 Plan.

Nevertheless, grants to members of our Compensation Committee will be made and administered by our Board of Trustees rather than our Compensation Committee. References below to our Compensation Committee include a reference to our Board of Trustees for those awards with respect to which our Board of Trustees is acting as administrator.

Available Shares

If the 2013 Plan is approved, five million common shares will be reserved for grant. This reserve of 5,000,000 common shares under the 2013 Plan is significantly lower than the 20,000,000 common shares reserved under our 2004 Plan. While equity grants are an important part of our compensation program, we are mindful of our responsibility to our shareholders to appropriately limit the dilution caused by equity awards granted as a form of compensation. We believe the 5,000,000 common shares reserved will be sufficient to incentivize and compensate our key employees and service providers for several years.

In addition, the 2013 Plan will assume certain shares that were previously granted under our 2004 Plan and would have been returned to the 2004 Plan had it still been in effect, as described in the following paragraph and in “—Historical Grant Information,” below. By increasing the reserved shares, we will be able to continue to use equity awards to attract, retain and motivate employees. We believe that having an equity plan in place with a sufficient number of shares is critical to our ability to attract, retain and motivate employees in a highly competitive marketplace and ensures that our executive compensation is structured in a manner that aligns the executives’ interests with our success.

The numbers of shares available for grant under the 2013 Plan at any given time will include:

¡	Shares subject to outstanding awards made under our 2004 Plan or the 2013 Plan that are later cancelled, expire, are forfeited or lapse for any reason; and

¡	Shares subject to any restricted share unit, dividend equivalent right or other equity-based award (other than share options and share appreciation rights) that are settled in cash.

In addition, awards granted in substitution, assumption, continuation or adjustment of awards remaining available for grant under our 2004 Plan or 2013 Plan pursuant to a change in control or other corporate transaction will not count against the number of shares remaining available for issuance under the 2013 Plan. Furthermore, the shares available under a shareholder-approved plan of an entity acquired by us will be available for awards granted to individuals who were not employees of ours immediately before such acquisition, and will not count against the number of shares remaining available for issuance under the 2013 Plan.

Historical Grant Information

As of the record date for the annual meeting, April 1, 2013, there were 19,259,075 common shares available for issuance under our 2004 Plan. As of April 1, 2013, 740,925 common shares had been issued to our Board of Trustees, named executive officers, and other employees as compensation, and 698,925 of such shares were subject to restrictions under the applicable award agreements. For further information about awards under our 2004 Plan to our named executive officers, see “Executive Compensation”. For further information about awards under our 2004 Plan to our trustees, see “Proposal 1: Election of Trustees—Compensation of Trustees.”

The following table sets forth information regarding outstanding options, warrants and rights under our 2004 Plan, and other outstanding obligations of ours under the executives’ employment agreements and the employment agreements of certain of our employees as of December 31, 2012. The material terms of our 2004 Plan are described in “Equity Compensation Plan Information—Amended and Restated 2004 Equity Incentive Plan.”

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available at fiscal year-end for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	1,680,000	(1)	0	17,993,000
Equity compensation plans not approved by shareholders	0		0	0

Total	1,680,000		0	17,993,000

(1)	This amount represents our obligation to grant to our named executive officers and certain other employees.

We have the obligation to grant the following equity-based awards to our executives pursuant to the terms of their employment agreements, described in the narrative disclosure accompanying the “Compensation Discussion and Analysis” section of this proxy statement, subject to the terms of such agreements:

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An award of restricted shares with respect to their services in 2013, where the target amount of restricted shares to be awarded for the calendar year will be 200,000 for Mr. Cuneo, 65,000 for Mr. Reid, and 90,000 for Mr. Kianka, as determined by our Compensation Committee. For purposes of this table, it is assumed that the target amount of restricted shares will be granted to each executive.

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An equity-based award with respect to their services in each of 2014 and 2015, where the target award for each such calendar year will be the equivalent of 200,000 restricted shares for Mr. Cuneo, the equivalent of 65,000 restricted shares for Mr. Reid, and the equivalent of 90,000 restricted shares for Mr. Kianka, as determined by our Compensation Committee. For purposes of this table, it is assumed that the target award will be granted as restricted shares to each executive for each year.

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An award of 150,000 shares for Mr. Cuneo, 75,000 shares for Mr. Reid, and 75,000 shares for Mr. Kianka in the event that a Liquidity Event (as defined in the executives’ employment agreements) occurs on or prior to July 1, 2014.

In addition, we have the obligation to grant up to 315,000 shares, in the aggregate, to other employees pursuant to the terms of their employment agreements, comprised of 80,000 restricted shares, in the aggregate per year, as target annual incentives with respect to their services in 2013 to 2015, and 75,000 shares, in the aggregate, in the event that a Liquidity Event occurs on or prior to July 1, 2014.

On February 8, 2013, our Compensation Committee determined that Mr. Cuneo will be eligible to receive up to 40,875 restricted shares unearned with respect to his annual equity award for 2012 at the time the annual restricted share award for 2013 is made if, in the discretion of our Compensation Committee, Mr. Cuneo achieves certain performance objectives to be established by our Compensation Committee. These shares are not included in column (a).

Currently, these awards can be granted under our 2004 Plan. However, if the 2013 Plan is approved, any of these awards granted after such approval will instead be granted under the 2013 Plan. No other grants of options, warrants or rights are outstanding under our 2004 Plan or the 2013 Plan.

(2)

This amount represents 19,673,000, the total number of shares available to us under our 2004 Plan as of December 31, 2012, to make grants of incentive and nonqualified share options, share appreciation rights, restricted shares, phantom shares, dividend equivalent rights, and other forms of equity-based compensation, minus the number of securities reflected in column (a). If the 2013 Plan is approved, no grants will be made under our 2004 Plan, and the 19,673,000 shares will not be available for any future grants.

In 2012, two of our named executive officers received awards under our 2004 Plan, and Messrs. Cuneo and Kianka were granted 150,000 and 75,000 time-based restricted shares, respectively, in connection with the signing of their employment agreements, as described in the narrative disclosure accompanying the “Executive Compensation” section of this proxy statement. Additionally, two of our employees were granted 75,000 restricted shares, in the aggregate, on September 28, 2012.

In addition, on March 15, 2013, our named executive officers received the following grants of restricted shares based on the executive’s achievement of performance objectives during 2012, as determined in the discretion of our Compensation Committee: Mr. Cuneo – 159,125, Mr. Reid – 32,500, and Mr. Kianka – 90,000, as described in the narrative disclosure accompanying the “Executive Compensation” section of this proxy statement. Additionally, 21 of our employees were granted 117,300 restricted shares, in the aggregate, on March 15, 2013.

Each of our independent trustees was granted common shares under our 2004 Plan on February 7, 2013, in connection with their services as trustees in 2012 (10,000 common shares to Mr. Black and 2,500 common shares to each of Messrs. Orphanides and Salvatore).

Awards Under the 2013 Plan

The 2013 Plan authorizes grants of incentive and nonqualified share options, share appreciation rights, restricted shares, restricted share units, dividend equivalent rights, and other forms of equity-based compensation.

Our Compensation Committee (or our Board of Trustees with respect to awards made to members of the Compensation Committee) determines the terms and conditions of each award at the time of grant, including whether payment of awards may be subject to the achievement of performance goals, consistent with the provisions of the 2013 Plan.

Share Options. The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Code, and any applicable vesting conditions, will be determined by our Compensation Committee. The exercise price of an option will be determined by our Compensation Committee and reflected in the applicable award agreement. The exercise price may not be lower than 100% (110% in the case of an incentive share option granted to a 10% shareholder) of the fair market value of our common shares on the date of grant. Each option will expire after the period specified in the award agreement (as may be extended by our Compensation Committee), which will not exceed ten years from the date of grant (or five years for an incentive share option granted to a 10% shareholder). Options will be exercisable at such times and subject to such terms as determined by our Compensation Committee. Our Compensation Committee may permit the recipient to exercise the option without the payment of the exercise price and to receive common shares with a fair market value equal to the excess of the fair market value of the shares with respect to which the option is being exercised over the exercise price of the option with respect to those shares. Our Compensation Committee may also establish a program, taking into account the possible application of Section 409A of the Code, to permit the recipient of an option to exercise the option for restricted share units rather than shares.

Share Appreciation Rights. The terms of specific share appreciation rights, including any applicable vesting conditions, will be determined by our Compensation Committee. The exercise price of share appreciation right will be determined by our Compensation Committee and reflected in the applicable award agreement. The exercise price may not be lower than 100% of the fair market value of our common shares on the date of grant. Each share appreciation right will be expire after the period or periods specified in the award agreement (as may be extended by our Compensation Committee), which will not exceed ten years from the date of grant. Share appreciation rights will be exercisable at such times and subject to such terms as determined by our Compensation Committee.

Restricted Shares. A restricted share award is an award of common shares that is subject to restrictions on transferability and such other restrictions, if any, as our Compensation Committee may impose at the date of grant. Grants of restricted shares may be subject to service and/or performance-based vesting restrictions as determined by our Compensation Committee. Unless otherwise provided in an applicable award agreement, a participant granted restricted shares will have all the rights of a shareholder of our company, including the right to vote the shares and the right to receive any cash dividends currently or when the shares vest, as determined by our Compensation Committee. Holders of restricted shares are prohibited from selling such shares until they vest.

Restricted Share Units. Restricted share units will vest as provided in the applicable award agreement. A restricted share unit represents a right to receive the fair market value of a common share, or, if provided by our Compensation Committee, the right to receive the fair market value of a common share in excess of a base value established by our Compensation Committee at the time of grant. Restricted share units generally may be settled by transfer of common shares or, if as determined by our Compensation Committee, in cash. Unless otherwise provided in the applicable award agreement, subject to elections by the grantee in accordance with the plan, the settlement date with respect to a restricted share unit is the first day of the month to follow the date on which the restricted share unit vests. Our Compensation Committee may establish a program, taking into account the possible application of Section 409A of the Code, under which participants can defer distributions of restricted share units.

Dividend Equivalent Rights. A dividend equivalent right is a right to receive (or have credited) the equivalent value (in cash or common shares) of cash distributions made on common shares. A dividend equivalent right granted in connection with an award of options or stock appreciation rights will be paid regardless of whether the option or share appreciation right is exercised. Our Compensation Committee may provide that amounts payable with respect to dividend equivalent rights will be converted into cash or additional common shares. Our Compensation Committee may establish other limitations and conditions of awards of dividend equivalent rights as it deems appropriate. A dividend equivalent right granted with respect to an award subject to performance-based vesting conditions may not be payable unless and until such conditions have been met. Our Compensation Committee may establish a program under which participants can defer dividend equivalent rights or have restricted share units credited upon a grant of dividend equivalent rights.

Other Share-Based Awards. The 2013 Plan authorizes our Board of Trustees to grant other awards based upon our common shares.

Performance Goals

Our Compensation Committee may establish one or more performance goals as a condition to issuing an award or as a vesting condition.

In the case of any grant intended to qualify as performance-based compensation under Section 162(m) of the Code, other than options and share appreciation rights, the Compensation Committee will define in accordance with Section 162(m) objective performance criteria and establish performance goals based on our overall performance, or the performance of a division, business unit, or the participant. Each such award will be earned only upon the achievement of the applicable performance goals. However, our Compensation Committee may adjust or modify the calculation of performance goals for a performance cycle in order to prevent the dilution or enlargement of the rights of a participant in connection with a change in control or any unusual or extraordinary corporate item, transaction, event or development, with any other unusual or nonrecurring events affecting us or our financial statements, or with changes in applicable laws, regulations, accounting principles, or business conditions. Our Compensation Committee will meet after the performance cycle to review and certify in writing whether, and to what extent, the performance goals have been achieved, and determine the actual size of each award. The Compensation Committee may reduce or eliminate the amount payable if, in its judgment, such reduction or elimination is appropriate. In addition, our Compensation Committee may determine to waive the performance conditions so that the award will no longer qualify as performance-based compensation under Section 162(m) of the Code.

The maximum number of shares that can be granted to a participant of the 2013 Plan in one fiscal year is one million shares or $10,000,000 if the award is settled in cash.

The performance criteria that may be considered by our Compensation Committee to establish performance goals for awards intended to qualify as performance-based compensation under Section 162(m) of the Code are:

¡	Earnings before interest, taxes, depreciation and amortization;

¡	Net income (loss) (either before or after interest, taxes, depreciation and/or amortization);

¡	Changes in the market price of the shares if and when our shares become listed on a national securities exchange;

¡	Economic value-added;

¡	Funds from operations or similar measure;

¡	Revenue;

¡	Acquisitions or strategic transactions;

¡	Increases in revenue;

¡	Operating income (loss);

¡	Cash flow (including, but not limited to, operating cash flow and free cash flow);

¡	Return on capital, assets, equity, or investment;

¡	Shareholder returns;

¡	Gross or net profit levels;

¡	Productivity;

¡	Expense;

¡	Margins;

¡	Operating efficiency;

¡	Tenant satisfaction;

¡	Working capital;

¡	Earnings (loss) per share;

¡	Rent growth;

¡	Objectively determinable expense management;

¡	Dividend coverage;

¡	Capital deployment; and

¡	Development milestones.

Such performance criteria may be measured either in absolute terms or on an incremental basis, on a per share basis, or based on results compared to our peer group. As noted above, in certain circumstances, our Committee, in its discretion, may adjust or modify the calculation of these performance goals for a performance cycle.

Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code can be based upon other performance criteria determined and evaluated by our Compensation Committee in its sole discretion, including management’s achievement of the company’s strategic goals and effective implementation of the company’s strategic plan and adherence to a strategic plan.

Adjustments in Connection with a Change in Control or Other Corporate Transaction

In the event of certain mergers, corporate reorganizations, share splits or other events, our Compensation Committee will make certain adjustments to the awards granted or that may be granted under the 2013 Plan (including the number and kind of shares that may be granted, the number and kind of shares or other property underlying outstanding awards, the exercise price, if applicable of outstanding awards, and the per-person limits), and may otherwise take actions which, in its discretion, are necessary to preserve the rights of the participants. If such adjustments increase or decrease the number of shares subject to all outstanding awards, the number of shares available under the 2013 Plan will be adjusted proportionately.

Upon a change in control (as defined in the 2013 Plan), our Compensation Committee generally may take one or more of the following actions as it determines necessary with respect to all or some outstanding awards:

¡	Provide that all (or some) outstanding awards will become fully or partially vested or, if applicable, exercisable;

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Cash-out options and share appreciation rights for an amount equal to the difference, if any, between the consideration received by our shareholders in connection with the change in control and the applicable exercise price;

¡	Permit the exercise of options and share appreciation rights within a specified period of time prior to the change in control;

¡	Provide that awards will be assumed or continued by the successor entity;

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Provide that awards will be substituted with new awards of the successor entity or its parent, making appropriate adjustments to the number and kind of shares and, if appropriate, the exercise price; or

¡	Other adjustments if our Compensation Committee determines that such adjustments do not have a material and adverse impact on the participants.

Tax Withholding

Participants under the 2013 Plan are responsible for the payment of any U.S. federal, state or local taxes, including those that we are required by law to withhold upon any option exercise or vesting or settlement of other awards. Subject to approval by our Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold common shares to be issued pursuant to the exercise of an option or share appreciation right, or the vesting or settlement of another award, or by transferring to us common shares having a value up to the amount of such taxes.

Amendment and Termination

If the 2013 Plan is approved, we will be able to grant awards until the 10th anniversary of the plan’s approval. Our Board of Trustees generally may amend the 2013 Plan as it deems advisable, except that the 2013 Plan may not be amended without shareholder approval if the absence of such approval would cause the 2013 Plan to fail to comply with any applicable legal requirement or applicable share exchange or similar rule, and no amendment may materially and adversely affect a participant with respect to an award previously granted without such participant’s consent unless such amendment is required in order to comply with applicable laws.

Clawback Policy

To the extent required by applicable law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or any policy that may be adopted by us, amounts paid or payable pursuant to the 2013 Plan will be subject to clawback to the extent necessary to comply with such laws or policies, including forfeiture of awards and repayment of amounts paid or payable pursuant to the 2013 Plan.

Repricing

Except in certain circumstances regarding corporate transactions, without prior shareholder approval, neither our Board of Trustees nor our Compensation Committee may reduce the option price of outstanding options or share appreciation rights, directly or indirectly, by cancellation, regrant, or otherwise without shareholder approval, or cancel outstanding options or share appreciation rights with exercise prices per share in excess of the then-current fair market value per common share for consideration payable in cash or equity securities of the company without shareholder approval.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of awards under the 2013 Plan. This summary is based upon the Code, the Treasury regulations, current administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect, and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary does not address other federal taxes (such as the alternative minimum tax or gift or estate taxes) or tax considerations under state, local or foreign laws. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular participant in the 2013 Plan in light of its tax circumstances, or to participants subject to special tax rules.

Incentive Share Options

In general, the grant and the exercise of an incentive share option will not result in taxable income to an option holder or in a deduction for us. To receive special tax treatment as an incentive share option under the Code, the option holder cannot dispose of the shares acquired upon exercise of the incentive share option within the later of two years after the option is granted or one year after the transfer of the shares to the option holder upon the exercise of the option. In addition, the option holder must be an employee of ours or of a qualified subsidiary at all times between the date of grant and the date three months (or one year in the case of disability) before exercise of the option. Note that special rules apply in the case of the death of the option holder. The treatment of incentive share options under the Code generally allows any gain resulting from the sale of common shares received upon exercise to be treated as a capital gain to the option holder, but we will not be entitled to a tax deduction. However, if the option holder satisfies the holding period rules described in this paragraph, the exercise of an incentive share option will give rise to income includable by the option holder in his or her alternative minimum taxable income for purposes of the alternative minimum tax. The includible amount will be the excess of the fair market value of the of the underlying common shares on the exercise date over the exercise price of the option.

If the option holder does not satisfy the holding period rules noted above, certain gain recognized on the disposition of the shares acquired upon the exercise of an incentive share option will be ordinary income. This gain will be equal to the difference between the exercise price and the fair market value of the share at the time of exercise (special rules may apply if the amount realized is less than the value at exercise.) We generally will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of gain included by an option holder as ordinary income. Any excess of the amount realized upon the option holder’s disposition over the fair market value of a share at exercise generally will be long-term or short-term capital gain depending on the holding period involved. However, special tax rules may apply if the option holders pay the exercise price by any means other than a cash payment.

Non-Qualified Share Options

A holder of a non-qualified share option will not recognize income at the time of grant. However, the option holder will generally recognize ordinary income at the time the non-qualified share option is exercised in an amount equal to the excess of the fair market value of the underlying common shares on the exercise date over the exercise price. We generally will be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included by the option holder in ordinary income with respect to his or her non-qualified share option.

Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified share option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and generally will be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of a non-qualified share option will be equal to the sum of the exercise price of the non-qualified share option and the amount included in income with respect to the option. However, special tax rules may apply if the option holder pays the exercise price by any means other than a cash payment.

Share Appreciation Rights

A holder of a share appreciation right will not recognize income at the time of grant. However, the holder will generally recognize ordinary income at the time the share appreciation right is exercised in an amount equal to the fair market value of the common shares issued to the holder on the exercise date or the amount of cash received by the holder upon exercise. We generally will be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included by the holder in ordinary income with respect to his or her share appreciation right.

If the share appreciation right is settled in shares, gain or loss on a subsequent sale or other disposition of such shares will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and generally will be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise will be equal to the sum of the exercise price of the share appreciation right, if paid by the holder, and the amount included in income with respect to the share appreciation right. However, special tax rules may apply if the holder pays the exercise price by any means other than a cash payment.

Restricted Shares

Unless a holder of a restricted share makes an “83(b) election” (as discussed below), there generally will be no tax consequences upon the grant of restricted share or at any time until the restricted share is no longer subject to a substantial risk of forfeiture or is transferable (free of the risk). Generally, when the restrictions are lifted, the holder will recognize ordinary income (and we will be entitled to a deduction for federal income tax purposes) equal to the difference between the fair market value of the share at such time and the amount, if any, paid by the holder for the restricted share. Subsequent changes in the value of the share generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to their disposition. Unless an “83(b) election” is made (as discussed below), dividends on shares subject to restrictions generally will be considered compensation income.

In general terms, if a holder makes an election under Section 83(b) of the Code within 30 days of the grant of restricted shares, the holder will recognize ordinary income on the date of the award (and we will be entitled to a deduction) equal to (i) the fair market value of the restricted share as though the share were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the restricted share. If an 83(b) election is made, generally, there will be no tax consequences to the holder when the share is no longer subject to a substantial risk of forfeiture or is transferable, and all subsequent appreciation or depreciation in the restricted share generally will be eligible for capital gains treatment.

Restricted Share Units

The restricted share units have been designed with the intention that there will be no tax consequences until payment is made to the participant with respect to the restricted share unit. When payment is made, the participant generally will recognize ordinary income (and the company will generally be entitled to a deduction) equal to the fair market value of the common shares and/or cash, as applicable, received upon payment.

Dividend Equivalent Rights

There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the holder of the dividend equivalent right generally will recognize ordinary income (and we generally will be entitled to a deduction) equal to the amount received in respect of the dividend equivalent.

Securities Exchange Act of 1934, as amended

Additional special tax rules may apply to award holders subject to the rules set forth in Section 16 of the Securities Exchange Act of 1934, as amended.

New Plan Benefits

The grants set forth in the table below have been allocated to each of our named executive officers and independent trustees, and certain of our employees with respect to the shares to be reserved for issuance under the 2013 Plan. Except as set forth below, the number of shares and types of awards that may be granted to our named executive officers, non-employee trustees and other participants under the 2013 Plan are not yet determinable, because the types and amounts of awards and selection of the participants are subject to the discretion of our Compensation Committee.

The employment agreements of our named executive officers provide that each executive will receive a grant of restricted shares based on achievement of certain performance objectives with respect to 2013. The restricted shares will be subject to time-vesting restrictions upon grant. In addition, pursuant to their employment agreements, the executives will receive an equity-based award based on achievement of certain performance objectives with respect to each of 2014 and 2015. The target award of restricted shares that may be granted to each executive for each of 2013, 2014 and 2015 is as follows: Mr. Cuneo, 200,000 restricted common shares; Mr. Reid, 65,000 restricted common shares; and Mr. Kianka, 90,000 restricted common shares. If a Liquidity Event occurs on or prior to July 1, 2014, our named executive officers will also receive a grant of shares as follows: Mr. Cuneo, 150,000 shares; Mr. Reid, 75,000 shares; and Mr. Kianka, 75,000 shares. Additionally, each of our independent trustees is entitled to receive an annual grant of shares for their services to the company. If the 2013 Plan is approved, such equity awards to our named executive officers will be issued under the 2013 Plan.

Name of Executive or Group	Awards Under the Plan in Shares
Jack A. Cuneo, President and Chief Executive Officer	790,875	(1)
Martin A. Reid, Executive Vice President, Chief Financial Officer, Treasurer and Secretary	270,000	(2)
Philip L. Kianka, Executive Vice President and Chief Operating Officer	345,000	(3)
Charles E. Black	20,000	(4)
Louis P. Salvatore	5,000	(4)
James M. Orphanides	5,000	(4)
All current named executive officers as a group	1,405,875
All current trustees who are not named executive officers, as a group	30,000
All current employees who are not named executive officers, as a group	315,000	(5)

(1)

This amount represents our obligation to grant to Mr. Cuneo (i) an award of restricted shares with respect to his services in 2013, where the target amount of restricted shares will be 200,000; (ii) an equity-based award with respect to his services in each of 2014 and 2015, where the target award for each such calendar year will be the equivalent of 200,000 restricted shares; and (iii) 150,000 shares in the event that a Liquidity Event occurs on or prior to July 1, 2014, pursuant to the terms of the executive’s employment agreement, described in the narrative disclosure accompanying the “Compensation Discussion and Analysis” section of this proxy statement, subject to approval of the 2013 Plan and the terms of such agreements. In addition, this amount includes our obligation to grant to Mr. Cuneo up to 40,875 restricted shares unearned with respect to his annual equity award for 2012 at the time the annual restricted share award for 2013 is made if, in the discretion of our Compensation Committee, Mr. Cuneo achieves certain performance objectives to be established by our Compensation Committee. For purposes of this table, it is assumed that the target amount of restricted common shares will be granted to the executive for each of 2013, 2014, and 2015.

(2)

This amount represents our obligation to grant to Mr. Reid (i) an award of restricted common shares with respect to his services in 2013, where the target amount of restricted common shares to be awarded will be 65,000; (ii) an equity-based award with respect to his services in each of 2014 and 2015, where the target award for each such calendar year will be the equivalent of 65,000 restricted common shares; and (iii) 75,000 shares in the event that a Liquidity Event occurs on or prior to July 1, 2014, pursuant to the terms of the executive’s employment agreement, described in the narrative disclosure accompanying the “Compensation Discussion and Analysis” section of this proxy statement, subject to approval of the 2013 Plan and the terms of such agreements. For purposes of this table, it is assumed that the target amount of restricted common shares will be granted to the executive for each of 2013, 2014, and 2015.

(3)

This amount represents our obligation to grant to Mr. Kianka (i) an award of restricted common shares with respect to his services in 2013, where the target amount of restricted common shares to be awarded will be 90,000; (ii) an equity-based award with respect to his services in each of 2014 and 2015, where the target award for each such calendar year will be the equivalent of 90,000 restricted common shares; and (iii) 75,000 shares in the event that a Liquidity Event occurs on or prior to July 1, 2014, pursuant to the terms of the executive’s employment agreement, described in the narrative disclosure accompanying the “Compensation Discussion and Analysis” section of this proxy statement, subject to approval of the 2013 Plan and the terms of such agreements. For purposes of this table, it is assumed that the target amount of restricted common shares will be granted to the executive for each of 2013, 2014, and 2015.

(4)	This amount represents the annual grant of shares to be made to our independent trustees under the 2013 Plan.

(5)

This amount represents our obligation to grant up to 315,000 shares, in the aggregate, to certain of our employees pursuant to the terms of their employment agreements, comprised of 80,000 restricted shares, in the aggregate per year, as target annual incentives with respect to their services in 2013 to 2015, and 75,000 shares, in the aggregate, in the event that a Liquidity Event occurs on or prior to July 1, 2014.

PROPOSAL 4: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

We seek your advisory vote on our executive compensation as described in the “Compensation Discussion and Analysis” and the tabular (and accompanying narrative disclosure) beginning on page 29 of this proxy statement to contribute to our commitment to high standards of governance and pursuant to regulations under Section 14A of the Exchange Act. The following proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to approve, reject or abstain from voting with respect to our fiscal 2012 executive compensation programs and policies and the compensation paid to our named executive officers. Your non-binding advisory vote will serve as an additional tool to guide our Board of Trustees and our Compensation Committee in aligning our executive compensation programs with the interests of our company and our shareholders.

As discussed in the “Compensation Discussion and Analysis” section of this proxy statement and the accompanying tables and related narrative disclosure, the primary objectives of our executive compensation program are to attract and retain qualified and talented individuals who possess the skills and expertise necessary to lead, manage and grow our company, and are accountable for the performance of our company. We also seek to promote an ownership mentality amongst our named executive officers by issuing equity grants to them that not only align their interests with the interests of our shareholders, but also enhance the executives’ focus on our long-term performance. The compensation of our named executive officers for 2012 reflects the accomplishments of our management team in attaining certain operational goals and strategic milestones described in “Measuring 2012 Compensation,” including our successful transition to self-management. We believe this strong tie between compensation and performance leads to the success of our company and serves the best interests of our shareholders. Further, our Compensation Committee regularly reviews all elements of the compensation paid to our named executive officers. Our Compensation Committee believes that our present compensation program, as described in the Compensation Discussion and Analysis section and the accompanying tables and related narrative in this proxy statement, aligns the interests of our named executive officers with our shareholders, and incentivizes our executives to focus on the achievement of our long-term business objectives.

Approval of this non-binding advisory “Say on Pay” resolution requires the affirmative vote of the holders of a majority of the votes cast at the shareholder meeting at which a quorum is present.

The vote on this proposal is non-binding and advisory in nature. Because of this, it will not affect any compensation already paid or awarded to any named executive officer, it will not be binding on or overrule any decisions by our Board of Trustees, and it will not restrict or limit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. Nevertheless, our Board of Trustees values input from our shareholders highly and will carefully consider the results of this vote when making future decisions about executive compensation. In addition, even if a majority of our shareholders approves this proposal, if there is a significant vote against the compensation of our named executive officers, our Compensation Committee will evaluate whether any actions are appropriate to address the concerns of our shareholders. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our Board of Trustees unanimously recommends that you vote “FOR” the following non-binding advisory resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the compensation tables and narrative discussion, is hereby approved.”

PROPOSAL 5: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act enables our shareholders to vote on a non-binding, advisory basis, how frequently we will submit “Say on Pay” proposals, similar to Proposal 4 to our shareholders in the future. Our shareholders have the following three alternatives to choose from: (1) every year (“1 year” on the proxy card), (2) every two years (“2 years” on the proxy card) or (3) every three years (“3 years” on the proxy card). In addition, our shareholders may choose to abstain from voting on this proposal.

Our Board of Trustees believes that, of the three choices, submitting a non-binding, advisory “Say on Pay” resolution to shareholders every year is preferable, because an annual vote enables our shareholders to give us timely input on our compensation programs and practices. Our Compensation Committee will re-evaluate the compensation of our named executive officers each year. An annual vote on a “Say on Pay” resolution gives our Board of Trustees and our Compensation Committee the opportunity to evaluate individual compensation decisions for the year in light of the ongoing feedback from shareholders. Regardless of the frequency of the “Say on Pay” vote, each year we are required to disclose compensation granted in or for the prior fiscal year in our proxy statements. Accordingly, an annual “Say on Pay” vote would not impose any additional disclosure burden. In addition, the administrative process of submitting a non-binding, advisory “Say on Pay” resolutions to our shareholder on an annual basis is not expected to impose any substantial additional costs on us. For these reasons, our Board of Trustees recommends a vote for the holding of advisory votes on executive compensation every year.

The frequency approved will be the “1 year,” “2 year” or “3 year” frequency alternative on the proxy card that receives the affirmative vote of holders of a majority of the votes cast at the shareholder meeting at which a quorum is present. If no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by our shareholders. The vote on this proposal is advisory in nature, and will not be binding on or overrule any decisions by our Board of Trustees, or restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. Our Compensation Committee values the opinions expressed by our shareholders and will take into account the outcome of the vote to determine the frequency of future advisory votes on executive compensation.

Our Board of Trustees unanimously recommends that you vote “FOR” the following non-binding advisory resolution:

“RESOLVED, that the shareholders of our company advise that a non-binding advisory resolution with respect to executive compensation should be presented every year as reflected by their votes in connection with this resolution.”

PROPOSAL 6: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected the accounting firm of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013, subject to ratification of this appointment by our common shareholders. Action by shareholders is not required by law in the appointment of an independent registered public accounting firm, but its appointment is submitted by our Board of Trustees in order to give the shareholders a voice in the designation of auditors. If the appointment is not ratified by the shareholders, our Board of Trustees will reconsider its choice of Deloitte & Touche LLP as our independent registered public accounting firm. Deloitte & Touche LLP has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our company or any of our subsidiaries in any capacity. Deloitte & Touche LLP has served as our independent registered public accounting firm since July 1, 2004 and audited our consolidated financial statements for the seven years ended December 31, 2012.

A representative of Deloitte & Touche LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Fee Disclosure

The following table lists the fees for services rendered by our independent registered public accounting firm for the years ended December 31, 2012 and 2011:

Services	2012	2011
Audit Fees(1)	$714,000	$726,000
Audit Related Fees(2)	204,000	181,000
Tax Fees(3)	313,000	314,000
All other fees	—	—

Total	$1,231,000	$1,221,000

(1)

Audit fees billed in 2012 and 2011 consisted of the audit of our annual consolidated financial statements, acquisition audits, reviews of our quarterly consolidated financial statements, statutory and regulatory audits, consents and other services related to filings with the SEC.

(2)	Audit-related fees consist of Sarbanes Oxley compliance review and consultation.

(3)	Tax services consist of federal and state tax return preparation, and quarterly and annual REIT tax compliance.

Pre-Approval Policies and Procedures of our Audit Committee

Our Audit Committee must pre-approve, to the extent required by applicable law, all audit services and permissible non-audit services provided by our independent registered public accounting firm, except for any de minimis non-audit services. Non-audit services are considered de minimis if (i) the aggregate amount of all such non-audit services constitutes less than 5% of the total amount of revenues we paid to our independent registered public accounting firm during the fiscal year in which they are provided; (ii) we did not recognize such services at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to our Audit Committee’s attention and approved prior to the completion of the audit by our Audit Committee or any of its member(s) who has authority to give such approval. None of the fees reflected above were approved by our Audit Committee pursuant to this de minimis exception. Our Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. All services provided by Deloitte & Touche LLP in 2012 were pre-approved by our Audit Committee.

The proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast at the shareholder meeting at which a quorum is present.

Our Board of Trustees unanimously recommends a vote “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

AUDIT COMMITTEE REPORT

The following is a report by the Audit Committee of the Board of Trustees of Chambers Street Properties regarding the responsibilities and functions of our Audit Committee. This report shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the Securities and Exchange Commission, or SEC, under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference in any such document.

Our Audit Committee oversees our financial reporting process. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. In fulfilling its oversight responsibilities, our Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2012 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, who are responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as currently in effect. Our Audit Committee received the written disclosure and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, as currently in effect, discussed with our independent registered public accounting firm the auditors’ independence from both management and our company and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with their independence.

Our Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. Our Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting, including unconsolidated sheet investments.

In reliance on the reviews and discussions referred to above, our Audit Committee recommended to our Board of Trustees (and our Board of Trustees has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

The members of our Audit Committee are not professionally engaged in the practice of auditing or accounting. Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and our independent registered public accounting firm. Accordingly, our Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Deloitte & Touche LLP is in fact “independent.”

Submitted by our Audit Committee

Louis P. Salvatore (Chairman)

Charles E. Black

CORPORATE GOVERNANCE MATTERS

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Trustees consists of a majority of independent trustees. You are encouraged to visit our website at http://www.chambersstreet.com to view or to obtain copies of our committee charters, code of business conduct and ethics and our amended and restated whistleblowing and whistleblower protection policy. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. You may also obtain, free of charge, a copy of our committee charters, amended and restated code of business conduct and ethics and our amended and restated whistleblowing and whistleblower protection policy by directing your request in writing to Chambers Street Properties, 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542, Attn: Secretary. Additional information relating to the corporate governance of our company is also included in other sections of this proxy statement.

Amended and Restated Code of Business Conduct and Ethics

Our Board of Trustees has adopted an amended and restated code of business conduct and ethics that applies to our trustees, executive officers and officers and employees. Among other matters, our amended and restated code of business conduct and ethics was designed to deter wrongdoing and to assist our trustees, executive officers and officers in promoting honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code to appropriate persons identified in the code; and accountability for adherence to the code.

Any amendment to, or waiver of, this code of business conduct and ethics for our executive officers or trustees may be made only by our Board of Trustees or one of our board committees specifically authorized for this purpose and we intend to disclose any changes in or waivers from our code of ethics by posting such information on our website or by filing a Form 8-K.

Audit Committee Financial Expert

Our Board of Trustees has determined that our Audit Committee has at least one “audit committee financial expert,” as defined in Item 407(d)(5) of SEC Regulation S-K, such expert being Mr. Louis P. Salvatore, and that he is “independent” as such term is defined by the applicable rules of the SEC, NYSE and our declaration of trust. Mr. Salvatore has agreed to serve as our audit committee financial expert.

Communications with our Board of Trustees

We have a process by which shareholders and/or other parties may communicate with our Board of Trustees, our independent trustees as a group or our individual trustees. Any such communications may be sent to our Board of Trustees by U.S. mail or overnight delivery and should be directed to Chambers Street Properties, 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542, Attn: Secretary, who will forward such communications on to the intended recipient. Any such communications may be made anonymously.

Amended and Restated Whistleblowing and Whistleblower Protection Policy

Our Audit Committee has adopted the following procedures set forth in this policy for (1) the anonymous and confidential submission by employees of complaints or concerns regarding questionable accounting and auditing matters, and (2) the receipt, retention and treatment of employee complaints or concerns regarding such matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our company, you may do so in writing to the Chairman of our Audit Committee, c/o Secretary, Chambers Street Properties, 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542. Any such communications may be made anonymously.

Trustee Attendance at Annual Meetings

We encourage each member of our Board of Trustees to attend each annual meeting of shareholders. Each member of our Board of Trustees attended our 2012 annual meeting of shareholders with the exception of Peter E. DiCorpo (who stepped down as a trustee effective June  30, 2012).

Executive Sessions of Independent Trustees

The independent trustees serving on our Board of Trustees meet in executive session after each regularly scheduled meeting of our Audit Committee, and from time to time, our Board of Trustees, without the presence of any trustees or other persons who are part of our management. The executive sessions regularly are chaired by the chair of the board committee having jurisdiction over the particular subject matter to be discussed at the particular session or portion of a session.

Leadership Structure of our Board of Trustees

Our Board of Trustees recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. Our Board of Trustees understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the appropriate leadership structure may vary as circumstances warrant.

Mr. Cuneo served as the Chairman of our Board of Trustees from January 2009 until June 2012, and as our President and Chief Executive Officer since our formation in March 2004. Mr. Cuneo’s vast experience and breadth of knowledge of our company qualified him to serve as our Chairman of the Board, President and Chief Executive Officer, however, our Board of Trustees determined that our company and our shareholders’ best interests are better served as a self-managed company for the role of chairman to be separate from that of the chief executive officer and that the chairman should be an independent trustee. This policy is reflected in our bylaws and became effective at the 2012 annual meeting of shareholders, at which time our Board of Trustees elected Mr. Charles E. Black, an independent trustee, to serve as chairman of the board. Mr. Black has served as a member of our Board of Trustees since June 2004. Our Board of Trustees believes that his extensive knowledge of our company, expertise in the real estate industry and his legal background make him the ideal candidate to lead our Board of Trustees. Our Board of Trustees believes that this leadership structure is optimal for our company during its next phase as it strengthens our Board of Trustees’ independence and allows the Chief Executive Officer to focus time and attention on operating and managing our company. Our Board of Trustees also believes that this leadership structure provides appropriate checks and balances to protect shareholder value.

We do not have a lead independent trustee. Our Board of Trustees believes that it is able to effectively provide independent oversight of our business and affairs, including the risks facing our company, without a lead independent trustee through the composition of our Board of Trustees, including the establishment of an independent chairman, the strong leadership of the independent trustees, the committees of our Board of Trustees and the other corporate governance policies and processes already in place. Our independent trustees actively collaborate together and through their respective committees. All of our trustees are free to suggest the inclusion of items on the agenda for meetings of our Board of Trustees or raise subjects that are not on the agenda for that meeting. Our Board of Trustees encourages open and regular communication amongst all of our independent trustees and holds regularly scheduled executive sessions of only independent trustees in order to assure independent oversight of management.

Our Board of Trustees’ Role in Risk Oversight

Our Board of Trustees plays an important role in the risk oversight of our company. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, environmental and regulatory risks, and others such as the impact of competition. Our executive officers are responsible for the day-to-day management of the risks our company faces, while our Board of Trustees, as a whole and through its committees, has responsibility for the oversight of risk management. In this capacity, our Board of Trustees (or a committee thereof) performs many tasks, including but not limited to, receiving regular periodic reports from our internal and external auditors, approving certain acquisitions and dispositions and new borrowings as well as periodically reviewing and discussing with our management the risks our company faces. In its risk oversight role, our Board of Trustees has the responsibility to satisfy itself that the risk management processes designed by our executive officers are adequate and functioning as designed.

The committees of our Board of Trustees assist the full Board of Trustees in risk oversight by addressing specific matters within the purview of each committee. Our Audit Committee is specifically responsible, in consultation with management, our independent auditors and our internal auditor for the integrity of our company’s financial reporting processes and controls. In executing this responsibility, our Audit Committee discusses policies with respect to risk assessment and risk management, including significant financial risk exposures and the steps management has taken to monitor, control and report on such exposures. As part of this process, our Audit Committee oversees the planning and conduct of an annual risk assessment that is designed to identify and analyze risks to achieving our business objectives. The results of the risk assessment are then discussed with management and used to develop our annual internal audit plan. Our Compensation Committee considers and evaluates risks and rewards associated with our compensation policies. Our Nominating and Corporate Governance Committee identifies individuals qualified to become board members and to serve on board committees and reviews and considers matters that may involve corporate governance, conflicts of interest and potential risks to our shareholders.

Because of the role of our Board of Trustees in the risk oversight of our company, our Board of Trustees believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. See the discussion under the heading “—Leadership Structure of our Board of Trustees” above for a discussion of why our Board of Trustees has determined that its current leadership structure is appropriate.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This section of our proxy statement discusses the principles underlying our executive compensation policies and decisions, as well as the most important factors relevant to an analysis of the policies and decisions regarding our 2012 fiscal year. In addition, this section provides qualitative information about the manner and context in which compensation is awarded to, and earned by, our named executive officers, and places in perspective the data presented in the tables and narrative that follow.

Throughout this proxy statement, the individuals who served as our President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and Executive Vice President and Chief Operating Officer during our 2012 fiscal year are referred to as the “named executive officers” or “executives”. Our named executive officers for fiscal year 2012 are:

Name	Position	Age
Jack A. Cuneo	President and Chief Executive Officer	65
Martin A. Reid	Executive Vice President, Chief Financial Officer, Treasurer and Secretary	57
Philip L. Kianka	Executive Vice President and Chief Operating Officer	56

Executive Summary

In March 2012, our Board of Trustees authorized the Special Committee to commence a process to achieve internal management based on the recommendation of the Special Committee. In connection with our transition to self-management, we entered into certain agreements on April 27, 2012 and July 1, 2012. These agreements are described further in “Certain Relationships and Related Transactions-Transition to Self-Management.” Effective starting July 1, 2012, we undertook several management and board changes in connection with our transition to self-management.

Prior to July 1, 2012, we did not have any employees. Messrs. Cuneo and Kianka were employees of an affiliate of our former investment advisor, and were compensated by those entities, and Mr. Reid was a member or our Board of Trustees. Our former investment advisor and its affiliates determined the levels of base salary and cash incentive compensation that were earned by Messrs. Cuneo and Kianka, and paid such compensation based on the time required for the performance of the duties of our former investment advisor under the advisory agreement that was in effect until June 30, 2012, and such other factors as our former investment advisor and its affiliates determined were appropriate. Our former investment advisor and its affiliates also determined whether and to what extent Messrs. Cuneo and Kianka were provided with pension, deferred compensation and other employee benefits plans and programs. We did not control how or whether fees paid by us to our former investment advisor under the advisory agreement were allocated by our former investment advisor and its affiliates to their employees. See “Certain Relationships and Related Transactions” in this proxy statement for a discussion of fees and expenses that were payable to our former investment advisor and its affiliates. Compensation paid to Mr. Reid before he became our Chief Financial Officer was consistent with the compensation paid to our other trustees. See “Proposal 1: Election of Trustees – Compensation of Trustees” for a discussion of the compensation paid to our trustees, including Mr. Reid, during 2012. In connection with our transition to self-management, we appointed Mr. Martin A. Reid to serve as our Executive Vice President and Chief Financial Officer, and hired several individuals (including Messrs. Jack A. Cuneo and Philip L. Kianka) that, until that time, provided services to us as employees of an affiliate of our former investment advisor. We currently have 24 employees.

As a self-managed company we recognize that the quality, abilities and dedication of our named executive officers are critical factors that drive the long-term value of our company. Therefore, one of the primary objectives of our Compensation Committee is to ensure that our company provides a competitive and comprehensive compensation program that allows us to attract and retain qualified and talented individuals who possess the skills and expertise necessary to lead, manage and grow our company and who are accountable for the performance of our company. With that in mind, our Compensation Committee established an appropriate executive compensation program in consultation with our independent compensation consultant, Towers Watson & Co., or Towers Watson. Our Compensation Committee expects that this program will evolve over time, particularly if and when we seek to become a listed company. In particular, our Compensation Committee anticipates that in future years our executive compensation may become more formulaic and more focused on objectively determinable goals based on the company’s performance.

Objectives of our Compensation Program

As previously mentioned, we did not have any employees prior to July 1, 2012. As a result, for the first six months of 2012, we did not have a compensation policy or program. In May 2012, our Compensation Committee began to discuss with our independent compensation consultant the executive compensation program that we would implement following our transition to a self-management structure. Pursuant to these discussions, we entered into employment agreements with our named executive officers effective July 1, 2012 in order to protect the interests of the company while providing reasonable severance protection to our executives. These agreements set forth the overall structure of our executive compensation program, including base salary, target annual cash bonus, employee benefits, target annual equity awards, and equity awards to be granted upon to the achievement of a liquidity event within a specified period. In addition, the employment agreements of Messrs. Cuneo and Kianka include sign-on cash and equity bonuses. Our Board of Trustees and our Compensation Committee continue to consider the specific terms that will apply to such compensation components. For example, the performance objectives applicable to the 2012 annual cash bonus and annual equity award were approved and formalized by our Compensation Committee in September, 2012, but our Compensation Committee retained discretion to determine exactly how those objectives would be evaluated and their impact on the actual bonus amounts.

Our Compensation Committee designed our executive compensation program for the period of July 1, 2012, to December 31, 2012, to (i) establish reward programs that reflect and support the overarching business strategy of our company, and are designed to be reasonable, fair, fully disclosed, and consistently aligned with long-term value creation, (ii) achieve the appropriate balance between risk and rewards in our compensation programs that does not create incentives for unnecessary or excessive risk taking, (iii) accommodate our recent transition to a self-managed company, and the transition to a listed company, (iv) align the interests of our management with those of our shareholders by providing performance-based incentives, and (v) attract and retain leading talent in our areas of operation.

As noted above, we entered into employment agreements with our named executive officers effective July 1, 2012. In designing the compensation packages of our named executive officers, our objectives were to provide compensation that directly related to, incentivized, and rewarded their leadership and contributions to our operating and financial performance, the overall growth of our company, and the transition toward self-management. The company incentivizes our executives to work toward long-term value creation based on our overarching business strategy and to focus on the transition to a listed company. In particular, the annual cash bonus and the award of annual equity-based awards serve to directly align value creation of our executives with our shareholders. The annual equity-based awards further incentivize executives, because our executives are encouraged to focus on the growth of our share price if and when the company becomes listed. Messrs. Cuneo and Kianka’s sign-on cash bonus provided an inducement for the executives to enter into employment agreements with us. Their equity bonus awards serve to align their goals with those of our shareholders, as well as to provide a strong and immediate retention mechanism consistent with market practice. Mr. Reid did not receive sign-on awards because he was not a member of the management team employed by an affiliate of our former investment advisor prior to July 1, 2012. The transactional equity-based award incentivizes our executives to work toward achieving a liquidity event in a short timeframe; a key goal for the company. We also are mindful of the importance of retaining qualified leadership. Our Compensation Committee has determined to offer a competitive compensation package to our executives in order to provide incentive to remain with us. In addition, the executives agreed to be subject to non-competition and non-solicitation obligations following certain terminations of employment, as described in “—Employment Agreements with our Named Executive Officers”.

How We Determine Executive Compensation

Our Compensation Committee determines compensation for our named executive officers and is comprised of our three independent trustees, Messrs. Black (Chairman), Salvatore and Orphanides, each of whom is “independent” as such term is defined by the applicable rules of the SEC, the NYSE, and our declaration of trust. For a further discussion of our Compensation Committee see “Proposal 1: Election of Trustees—Our Board of Trustees and its Committees”. Prior to becoming our Chief Financial Officer, Mr. Reid was a trustee of the company and a member of our Compensation Committee. Accordingly, he was involved in the discussions of our Compensation Committee regarding the compensation of Messrs. Cuneo and Kianka. However, Mr. Reid did not take part in discussions regarding compensation for the Chief Financial Officer position, because he was a potential candidate to fill this role.

Our Compensation Committee has retained Towers Watson as its independent outside compensation consulting firm and has engaged Towers Watson to provide the Compensation Committee with relevant data concerning the marketplace, our peer group and its own independent analysis and recommendations concerning executive compensation. Towers Watson regularly participates in Compensation Committee meetings. Our Compensation Committee has the authority to replace Towers Watson as its independent outside compensation consultant or to hire additional consultants at any time. Towers Watson does not provide any additional services to our Compensation Committee and does not provide any services to our company other than to the Compensation Committee.

Our Compensation Committee consulted with Towers Watson and Mr. Cuneo to develop an appropriate peer group for the company. Our Compensation Committee defined the competitive market based on companies that have a type and size of portfolio similar to our portfolio, and are comparable to us in size. The members of our peer group are:

¡	American Realty Capital Trust,

¡	Biomed Realty Trust,

¡	Brandywine Realty Trust,

¡	Corporate Office Properties Trust,

¡	DCT Industrial Trust,

¡	EastGroup Properties,

¡	First Industrial Realty Trust,

¡	Franklin Street Properties,

¡	Healthcare Trust of America,

¡	Highwoods Properties,

¡	Kilroy Realty,

¡	Lexington Realty Trust,

¡	Liberty Property Trust,

¡	Mack-Cali Realty,

¡	Piedmont Office Realty Trust,

¡	Realty Income, and

¡	Washington Real Estate Investment Trust.

We anticipate that the members of our peer group will be revisited each year to ensure that they continue to be appropriate and to determine whether other companies should be added.

After our peer group was established, Towers Watson provided market data and practices of the peer group to our Compensation Committee to enable it to consider executive compensation trends and developments. In addition, Towers Watson provided overall counsel in setting the compensation program. Specifically, Towers Watson provided information regarding the design and levels of compensation paid by our peers, and overall counsel to determine the appropriate incentive design for our company.

Our Compensation Committee also consulted Mr. Cuneo regarding his views on the appropriate design of our executive compensation program. Specifically, Mr. Cuneo discussed with our Compensation Committee the appropriate target levels of 2012 compensation for our key employees, including Messrs. Reid and Kianka, and the actual bonuses that would be paid to our key employees for 2012. No employees of the company participated in the compensation process, other than Messrs. Cuneo and Reid, as described in this section “—How We Determine Executive Compensation”.

Our Compensation Committee meets during the year to evaluate executive performance, to monitor market conditions in light of our goals and objectives, to solicit input from our independent compensation consultant on market practices, including peer group pay practices and new developments, and to review our executive compensation practices. As part of these meetings, in formulation of its executive compensation policies and practices for 2012, our Compensation Committee considered industry best-practices and the compensation programs of our peers. Our Compensation Committee also reviewed the then-existing policies of corporate governance groups, but such policies are not a driving force to the determinations of our Compensation Committee. Our Compensation Committee determined that our executives’ total annual compensation opportunity (including annual cash bonus and stock award values at date of grant) would target the 75th percentile of our peer group. This marketplace positioning reflects the desire of our Compensation Committee to incentivize the highest-level of performance and achievement of the best financial outcomes for our shareholders. In other words, our executives will have the opportunity to receive cash and annual equity awards at the 75th percentile level to the extent that the highest level of performance and the best financial outcomes are achieved for our shareholders. The total realizable compensation (including actual cash bonus earned and stock award values at the time of vesting) is structured to vary based on the annual financial performance and long-term total shareholder return of the company. Accordingly, with respect to the first few years following our transition to self-management, our Compensation Committee anticipates that target performance levels will be achieved when, in its discretion, the company’s performance is estimated to be commensurate with the 75th percentile of our peer group. As our compensation becomes more formulaic, this target will be reviewed by our Compensation Committee based on the financial metrics to be established for our compensation programs and our financial performance. The Compensation Committee periodically reviews our executive compensation policies and practices to ensure that such policies are in line with current market practices. Our Compensation Committee makes regular reports to our Board of Trustees.

Measuring 2012 Compensation

Our Compensation Committee determined the base salaries of our named executive officers based on market positioning. Our executives’ compensation is set at the 75th percentile of our peer group to encourage outstanding performance. Our Compensation Committee believes that this will incentivize the highest-level of performance and achievement of the best financial outcomes for our shareholders, because our executives will receive cash and annual equity awards at the 75th percentile level based on the achievement of such high level of performance. Our Compensation Committee also concluded that incentive compensation should not be based on pre-established objective financial or quantitative performance metrics for 2012 or 2013, because we have only recently become a self-managed company and are not currently traded on a national securities market. Instead, our Compensation Committee established general performance objectives.

Our Compensation Committee focused on several factors including the satisfaction of certain operating objectives when evaluating the compensation to be awarded to our named executive officers in 2012. Specifically, our Compensation Committee considered the company’s and our executives’ performance regarding:

¡	Preparation of a comprehensive strategic plan for the company;

¡	Commencement of timely implementation of the strategic plan;

¡	Completion of the transition to a self-managed company;

¡	Achieving independence of operations from our former investment advisor and its affiliates;

¡	Completion of deployment of unallocated equity capital from our follow-on public offering and achievement of dividend coverage; and

¡	Identification and access to new funding sources.

We also achieved several critical operational goals in 2012 that were considered in the context of our strategic milestones, including:

¡	On January 30, 2012, we successfully closed a follow-on public offering of common shares of beneficial interest in which approximately $1.9 billion in gross proceeds was raised;

¡	We successfully transitioned to a self-management structure;

¡

We entered into a credit agreement with a group of lenders to provide us with an unsecured, revolving credit facility in the initial amount of $700,000,000, which amount may be increased under certain circumstances, which replaced our existing $125,000,000 secured, revolving credit facility;

¡	We acquired six properties on a consolidated basis and two properties in its joint ventures; and

¡	We prepaid approximately $124 million of secured debt.

Our Compensation Committee used its discretion to evaluate the performance of the company and our executives during the last six months of 2012, and established a performance pool for Mr. Cuneo and another performance pool for Messrs. Reid and Kianka. These pools were used as a basis to determine the amount of the cash bonus and the annual restricted share award for each executive, taking into account the recommendations of Mr. Cuneo for awards to our key employees, including Messrs. Reid and Kianka. Our Compensation Committee analyzed the relative achievements and efforts of our executives and the company’s performance with respect to its peers, based on its goal that target levels of performance should reflect the company performing on the 75th percentile of our peer group. Accordingly, in the discretion of our Compensation Committee, Mr. Cuneo achieved 85% of his performance objectives, and accordingly was awarded 100% of his annual cash bonus and 80% of his annual equity award. Taking into account the recommendations of Mr. Cuneo, our Compensation Committee determined in its discretion that (i) Mr. Reid achieved 100% of his performance objectives, and was awarded 100% of his annual cash bonus and 100% of his annual equity award, and (ii) Mr. Kianka achieved 100% of his performance objectives, and was awarded 100% of his annual cash bonus and 100% of his annual equity award.

In setting compensation, our Compensation Committee also considers the risks to our shareholders and to achievement of our goals that may be inherent in the compensation program. Our Compensation Committee, with the assistance of its compensation consultant, Towers Watson, concluded that it is not reasonably likely that our compensation policies and practices will have a material adverse effect on us.

What Our Compensation Program is Designed to Reward

As noted above, our Compensation Committee has designed our executive compensation program to achieve the following objectives: (i) establish reward programs that reflect and support the overarching business strategy and are designed to be reasonable, fair, fully disclosed, and consistently aligned with long-term value creation, (ii) achieve the appropriate balance between risk and rewards in our compensation programs that does not create incentives for unnecessary or excessive risk taking, (iii) design programs that are flexible to accommodate our recent transition to an self-managed company, and the transition to a listed company, (iv) align the interests of our management with those of our shareholders by providing performance-based incentives, and (v) attract and retain leading talent in our areas of operation.

Our executive compensation program is designed to balance short- and long-term objectives, support management’s sustained ownership of company stock, and reinforce the importance of shareholder value creation by awarding greater proportions of variable compensation to our executives. Currently, if target levels of performance are achieved, approximately 20% – 30% of the executives’ compensation will be paid as base salary, 20% – 30% will be based on annual performance, paid as a cash bonus and equity-based award, and 40% – 60% will consist of long-term performance, reflected in the value of restricted shares. Our Compensation Committee determined that this balance is appropriate to emphasize variable, performance-based compensation and equity-based compensation to enhance our executives’ focus on performance, and to align the interests of our executives and our shareholders.

Elements of Our Compensation Program

Our named executive officers’ compensation currently has four primary components:

¡	annual base salary;

¡	annual bonus;

¡	annual equity incentive awards; and

¡	liquidity-event equity incentives.

In addition, Messrs. Cuneo and Kianka received a cash bonus and a restricted share award to recognize their significant contributions to our company since inception, to induce and reward their participation in the process to self-management, and to establish an immediate retention mechanism.

Why We Chose Each Element and How Each Element Fits into Our Overall Compensation Objectives

We view the various components of compensation as related but distinct. Our Compensation Committee designs total executive compensation packages that it believes will best create retention incentives, link compensation to performance and align the interests of our named executive officers and our shareholders. Each of our named executive officers has an employment agreement with us, which is described under “—Employment Agreements with our Named Executive Officers”.

Annual Base Salary

Our Compensation Committee has determined that we should provide our named executive officers’ annual base salaries to compensate them for services rendered during the fiscal year. Base salaries are established at levels intended to reflect the scope of each executive’s duties and responsibilities and further take into account the compensation paid by our peers for similar positions. Consistent with our Compensation Committee’s decision to set overall compensation at the 75th percentile of our peer group and in order to attract and retain a superior management team, our Compensation Committee determined that our executives’ base salaries would be set at the 75th percentile of our peer group. In addition, our Compensation Committee considered that in order to properly incentivize and retain our executives, it was important to maintain the compensation levels of our former independent advisor and its affiliates with respect to Messrs. Cuneo and Kianka. We structure an executive’s annual base salary to be a relatively low percentage (approximately 20% – 30%) of total compensation.

Annual Cash Bonus

Our Compensation Committee has determined that we should provide annual cash bonus payments to incentivize our named executive officers to achieve key short-term corporate strategic milestones, to motivate certain desired individual behaviors, and to reward substantial achievement of these objectives and individual goals. Our Compensation Committee did not set specific fixed performance targets that entitle our named executive officers to formulaic bonuses. However, shortly after the transition to self-management, our Compensation Committee and our executives began to discuss the performance criteria that would be considered when evaluating corporate and individual performance and determining the incentive pool and the annual cash bonus amount for 2012. The actual objectives and goals were approved and formalized by our Compensation Committee in September 2012. In its determination of the annual cash bonus for 2012, our Compensation Committee considered, among other things, the performance criteria that it believed to be critical to our company’s success and appropriate criteria on which to evaluate management’s performance, as set forth in “—Measuring 2012 Performance”, as well as Mr. Cuneo’s evaluation of Messrs. Reid and Kianka’s performance. The target cash bonus amount for each executive was established at levels intended to reflect the scope of each executive’s duties and responsibilities and further take into account the compensation paid by our peers for similar positions. Our target annual bonus is set at the 75th percentile of our peer group, consistent with our Compensation Committee’s philosophy that our executives will only receive compensation at the 75th percentile if they achieve the highest-level of performance and the best financial outcomes for our shareholders.

As part of our transition to self-management, our Compensation Committee determined the amount of annual cash bonus paid to each executive based on his performance and our performance during 2012. In addition, our compensation committee determined that Messrs. Cuneo and Kianka’s annual cash bonus for 2012 would not be prorated. Our compensation committee believes that this is appropriate for Messrs. Cuneo and Kianka, because pursuant to the transition to self-management agreement with our former investment advisor described in “Certain Relationships and Related Transactions-Transition to Self-Management” our former investment advisor and its affiliates are not responsible for paying any annual bonus amounts to Messrs. Cuneo and Kianka for the first six months of the year and, therefore, we agreed to assume the obligation to pay their bonuses. In the case of Mr. Reid, our Compensation Committee determined that his annual cash bonus should be prorated, because he did not provide services to us as an employee prior to July 1, 2012, and he was not a member of the management team employed by an affiliate of our former investment advisor.

Annual Equity Incentive Awards

Annual equity incentive awards are designed to focus a named executive officer on achieving short and long-term key strategic milestones, to motivate certain desired individual behaviors, and to reward substantial achievement of these objectives. Achievement of short-term goals is reflected in the number of restricted shares (or, in the future, shares underlying other equity-based awards) actually granted to our executives. The company’s long-term overall success will result in increases in the value of our common shares and, accordingly, impact the value of the equity awards held by the executives. Our Compensation Committee has decided that it would not set specific fixed short-term performance targets to calculate formulaically the specific number of restricted shares that will be granted to the executives until it has fully developed a multi-year strategic plan and corresponding financial targets. Instead, shortly after our transition to self-management, our Compensation Committee and our executives began to discuss the performance criteria that would be considered when evaluating performance and determining the incentive pool for 2012. The actual objectives and goals were approved and formalized by our Compensation Committee in September 2012. In its determination of annual equity incentive awards for 2012, our Compensation Committee considered, among others, the performance criteria that it believed to be critical to our company’s success, and appropriate criteria on which to evaluate management’s performance as set forth in “—Measuring 2012 Performance”, as well as Mr. Cuneo’s evaluation of the performance of Messrs. Reid and Kianka.

Liquidity Event Equity Incentives

In the event a Liquidity Event (as defined in the employment agreements) occurs on or prior to July 1, 2014, the company will grant an award of shares to each of our named executive officers. Our Compensation Committee has determined that these shares will be fully vested when and if granted. These awards are intended to incentivize our executives to lead us to work toward achieving a Liquidity Event in a short timeframe; a key goal for the company.

Sign-On Awards

Our Compensation Committee determined to award Messrs. Cuneo and Kianka a sign-on award in the form of a cash bonus and a restricted share grant in connection with the signing of their employment agreements. One-third of the restricted shares awarded will vest on each of the first, second and third anniversaries of the date of the grant, provided that the named executive officer is still employed by us on the applicable vesting date. The Compensation Committee believes that these awards were appropriate to recognize the significant contributions of Messrs. Cuneo and Kianka since inception, and necessary to induce them to enter into employment agreements and to successfully complete the self-management process. In addition, the restricted share grants served to retain Messrs. Cuneo and Kianka through the transition to self-management, and continue to serve as a three-year retention mechanism commencing immediately after such transition. Mr. Reid did not receive a sign-on award, because he was not a member of the management team employed by an affiliate of our former investment advisor.

Employee Benefits

We have a 401k Retirement Plan, or our 401(k) Plan, to cover eligible employees of ours and of any designated affiliate. Our 401(k) Plan permits eligible employees to defer a percentage of their annual compensation, subject to certain limitations imposed by the Code. The employees’ elective deferrals are immediately vested and nonforfeitable upon contribution to the 401(k) Plan. We do not make contributions to the 401(k) Plan on behalf of our employees. We do not provide our named executive officers with a supplemental pension or any other retirement or nonqualified deferred compensation benefits that are in addition to the 401(k) benefits provided generally to our employees.

Perquisites and Other Personal Benefits

We do not provide significant perquisites or personal benefits to our named executive officers, except that we agreed to reimburse each named executive officer for the legal fees incurred in connection with the negotiation of their employment agreements, because several of the provisions in the agreements are in place for the protection of the company and its shareholders, and our Compensation Committee believes that it is appropriate to ensure that our executives had access to legal counsel as they considered the terms of the agreements and, in particular, the restrictive covenants that would apply to them. The cost of this benefit constitutes only a small percentage of the executives’ compensation.

Other Matters

Executive and Trustee Share Ownership Guidelines

We do not have any share ownership guidelines for our employees or trustees. Our Compensation Committee believes that aligning executives with shareholders through the holding of substantial equity interests is an important aspect of the compensation program. In fact, Messrs. Cuneo and Kianka currently have substantial equity interests in the company based on the equity awards set forth in their employment agreements. In light of the importance of aligning executives with shareholders through equity, our Compensation Committee intends to consider whether to implement such guidelines in the future.

Tax Treatment

We do not provide any gross-up or similar payments to our named executive officers. According to their employment agreements, if any payments or benefits to be paid or provided to any of our named executive officers would be subject to “golden parachute” excise taxes under the Code, the executive’s payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for the executive.

The Compensation Committee takes into consideration the potential deductibility of our executives’ compensation under Section 162(m) of the Code and aims to structure our executives’ compensation in a manner that will maximize deductibility. However, our Compensation Committee may choose to implement programs that are not fully or partially deductible under Section 162(m) if such programs are in our best interest.

2013 Compensation Matters

On February 8, 2013, in connection with its evaluation of the performance criteria achieved by our executives for 2012, our Compensation Committee determined that Mr. Cuneo will be eligible to receive up to 40,875 restricted shares unearned with respect to his annual equity award for 2012 at the time the annual restricted share award for 2013 is made if, in the discretion of our Compensation Committee, Mr. Cuneo achieves certain performance objectives to be established by our Compensation Committee. Our Compensation Committee determined that this was desirable to properly reward Mr. Cuneo for his performance during 2012 and to incentivize him to successfully complete certain objectives.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, our Compensation Committee recommended to our Board of Trustees that our Compensation Discussion and Analysis be included in this proxy statement.

Submitted by our Compensation Committee

Charles E. Black (Chairman)

Louis P. Salvatore

James M. Orphanides

Summary Compensation Table

The following table sets forth certain information regarding the compensation paid to our Chief Executive Officer, our Chief Financial Officer and our Chief Operating Officer or collectively, the “named executive officers” or the “executives”. The table below reflects the total compensation earned by our named executive officers for the year ended December 31, 2012. As noted elsewhere in this proxy statement, we did not have any employees prior to July 1, 2012, when the named executive officers and several other employees of an affiliate of our former investment advisor became employees of our company in connection with our transition to self-management.

Name And Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Share Awards(3) ($)		All Other Compensation(7) ($)	Total ($)
Jack A. Cuneo	2012	346,533	725,000	3,091,250	(4)	17,500	4,180,283
President and Chief Executive Officer
Martin A. Reid	2012	215,090	200,000	325,000	(5)	93,942	834,032
Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Philip L. Kianka	2012	215,090	400,000	1,650,000	(6)	15,670	2,280,760
Executive Vice President and Chief Operating Officer

(1)	Amounts shown reflect the base salary paid to each named executive officer for the period beginning on July 1, 2012, and ending on December 31, 2012.

(2)

Amounts shown reflect the cash bonus paid to each named executive officer for fiscal year 2012, based on the executive’s achievement of performance objectives, as determined in the discretion of our Compensation Committee. Pursuant to their employment agreements, Messrs. Cuneo and Kianka were eligible to receive a target bonus (Mr. Cuneo – $725,000, and Mr. Kianka – $400,000) based upon their performance and services during 2012, and the company’s performance during the last six months of 2012. Pursuant to his employment agreement, Mr. Reid was eligible to receive a prorated portion of his target bonus ($400,000) based upon his performance and services, and the company’s performance, during the six months of 2012 in which he was employed as our Chief Financial Officer.

(3)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the grant date fair value of share awards made to the executives for 2012. The assumptions used to calculate the grant date value of share awards for 2012 are set forth under Note 2 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 22, 2013. The grant date fair value of the awards (other than the Liquidity Event awards described in footnotes 4, 5 and 6) as determined in accordance with ASC 718 is $10.00 per share. The grant date fair value of the Liquidity Event awards as determined in accordance with ASC 718 is $0 per share, based on the probable outcome of a Liquidity Event occurring on or prior to July 1, 2014. However, assuming a Liquidity Event did occur within the time period, the grant date value of the Liquidity Event award would be $10.00 per share, as determined in accordance with ASC 718. Accordingly, the grant date value for such Liquidity Event awards would be: Mr. Cuneo – $1,500,000 (150,000 shares), Mr. Reid – $750,000 (75,000 shares), and Mr. Kianka – $750,000 (75,000 shares). However, the restricted shares will be awarded if and when a Liquidity Event occurs. Accordingly, the actual grant date value of the Liquidity Event awards will be based on the fair value of a common share if and when the Liquidity Event awards are issued.

(4)

Pursuant to Mr. Cuneo’s employment agreement, he (i) received an award of 150,000 restricted shares on September 28, 2012, (ii) received an award of 159,125 restricted shares on March 15, 2013, based on his achievement of performance goals during fiscal year 2012, as determined by our Compensation Committee, in its discretion, and (iii) is entitled to receive an award of 150,000 shares if a Liquidity Event occurs on or prior to July 1, 2014. As noted in footnote 3, if we assume that a Liquidity Event will occur on or prior to July 1, 2014, the grant date value of the Liquidity Event award made to Mr. Cuneo would be $1,500,000, based on the $10.00 per share grant date fair value of the company’s shares, as determined in accordance with ASC 718. In addition, our Compensation Committee determined that Mr. Cuneo is eligible to receive up to the total 40,875 restricted shares that were not earned with respect to fiscal year 2012 at the time the annual restricted share award with respect to fiscal year 2013 is made if, in the discretion of our Compensation Committee, Mr. Cuneo achieves certain performance objectives to be established by our Compensation Committee.

(5)

Pursuant to Mr. Reid’s employment agreement, he (i) received an award of 32,500 restricted shares on March 15, 2013, based on his achievement of performance goals during the last six months of fiscal year 2012, as determined by our Compensation Committee, in its discretion (the target award was prorated based on the six months during which he was employed in 2012), and (ii) is entitled to receive an award of 75,000 shares if a Liquidity Event occurs on or prior to July 1, 2014. As noted in footnote 3, if we assume that a Liquidity Event will occur on or prior to July 1, 2014, the grant date value of the Liquidity Event award made to Mr. Reid would be $750,000, based on the $10.00 per share grant date fair value of the company’s shares, as determined in accordance with ASC 718.

(6)

Pursuant to Mr. Kianka’s employment agreement, he (i) received an award of 75,000 restricted shares on September 28, 2012, (ii) received an award of 90,000 restricted shares on March 15, 2013, based on the business performance of the company and the executive’s performance during fiscal year 2012, as determined by our Compensation Committee, in its discretion, and (iii) is entitled to receive an award of 75,000 shares if a Liquidity Event occurs on or prior to July 1, 2014. As noted in footnote 3, if we assume that a Liquidity Event will occur on or prior to July 1, 2014, the grant date value of the Liquidity Event award made to Mr. Kianka would be $750,000, based on the $10.00 per share grant date fair value of the company’s shares, as determined in accordance with ASC 718.

(7)

The table and footnotes below show the components of this column for 2012, which include reimbursement of legal fees incurred by each of our named executive officers in connection with the negotiation of the employment agreements, and fees paid to Mr. Reid in his capacity as an independent trustee of the company for the first six months of fiscal year 2012.

Name	Year	Employment Agreement Legal Fees(1) ($)	Compensation as Trustee(2) ($)	Total All Other Compensation ($)
Jack A. Cuneo	2012	17,500	0	17,500
Martin A. Reid	2012	11,192	82,750	93,942
Philip L. Kianka	2012	15,670	0	15,670

(1)	Represents reimbursement of legal fees incurred by each named executive officer in connection with the negotiation of his employment agreement.

(2)

Represents fees earned to Mr. Reid for his service as an independent trustee of the company during the period beginning on January 1, 2012, and ending on June 30, 2012. These fees are described in more detail under “Proposal 1: Election of Trustees—Compensation of Trustees”.

2012 Grants of Plan-Based Awards

The following table sets forth certain information with respect to each grant of a plan-based award made to a named executive officer in the fiscal year ended December 31, 2012. We have not made any non-equity incentive plan awards to our named executive officers. As described in our “Compensation Discussion and Analysis—Measuring 2012 Compensation,” the amount of the annual cash bonus and the number of the annual restricted share awards for each executive for fiscal year 2012 was determined by our Compensation Committee in its discretion.

	Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold (#)	Target(1) (#)	Maximum (#)	All Other Share Awards: Number of Shares or Units (#)		Grant Date Fair Value of Share Awards ($)
Jack A. Cuneo	September 28, 2012				150,000	(2)	1,500,000	(4)
	March 15, 2013				159,125	(3)	1,591,250	(5)
	September 25, 2012		150,000				0	(6)

Martin A. Reid	March 15, 2013				32,500	(3)	325,000	(5)
	September 25, 2012		75,000				0	(6)

Philip L. Kianka	September 28, 2012				75,000	(2)	750,000	(4)
	March 15, 2013				90,000	(3)	900,000	(5)
	September 25, 2012		75,000				0	(6)

(1)

Number of shares to be awarded to our named executive officers pursuant to their employment agreements, dated September 25, 2012, in the event that a Liquidity Event occurs on or prior to July 1, 2014. There are no threshold or maximum levels for the awards. Our Compensation Committee has determined that these shares will be fully vested when and if they are granted. These shares have not been issued. Accordingly, we selected as the grant date the date on which the right arose pursuant to the employment agreements.

(2)

Number of restricted shares granted to Messrs. Cuneo and Kianka in connection with the execution of their employment agreements. One-third of the award vests in each of the first three anniversaries of the date of grant if the executive remains employed by the company on such anniversary. The award will become fully vested in connection with certain terminations of employment, as described in “—Potential Payments Upon Termination or Change in Control.”

(3)

Number of restricted shares granted to our named executive officers, based on the business performance of the company and each executive’s performance during fiscal year 2012, as determined by our Compensation Committee, in its discretion. One-third of the award vests in each of the first three anniversaries of the date of grant if the executive remains employed by the company on such anniversary. Mr. Reid’s award is prorated based on the six months during which he was employed in 2012.

(4)

The grant date fair value of the awards as determined in accordance with ASC 718 is $10.00 per share. The assumptions used to calculate the grant date value of share awards for 2012 are set forth under Note 2 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 22, 2013.

(5)

The grant date fair value of the awards as determined in accordance with ASC 718 is $10.00 per share, based on the probable outcome of the performance conditions. The assumptions used to calculate the grant date value of share awards for 2012 are set forth under Note 2 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 22, 2013.

(6)

The grant date fair value of the awards as determined in accordance with ASC 718 is $0 per share, based on the probable outcome of a Liquidity Event occurring on or prior to July 1, 2014. The assumptions used to calculate the grant date value of share awards for 2012 are set forth under Note 2 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 22, 2013. However, assuming a Liquidity Event did occur within the time period, the grant date value of the Liquidity Event award would be $10.00 per share. Accordingly, the value for such Liquidity Event awards would be: Mr. Cuneo – $1,500,000, Mr. Reid – $750,000, and Mr. Kianka – $750,000.

Grants of all equity awards outstanding were made pursuant to our Amended and Restated 2004 Equity Incentive Plan, or our 2004 Plan. Under our 2004 Plan, our Compensation Committee has discretion to determine whether grants of awards may be made directly to our executive officers, and the terms and conditions of any such awards. Our Compensation Committee and Board of Trustees have also approved a 2013 Equity Incentive Plan, or the 2013 Plan, subject to approval by our shareholders, as described in Proposal 3. In the event the 2013 Plan is approved by our shareholders, all future equity awards will be made pursuant to such 2013 Plan and no additional awards will be made under our 2004 Plan. See “—Equity Compensation Plan Information,” for a discussion of our 2004 Plan, and “Proposal 3: Approval of our 2013 Equity Incentive Plan” for a discussion of the 2013 Plan.

Pursuant to our named executive officers’ employment agreements, each executive is eligible to receive an annual award of restricted shares (or an equivalent equity-based award) for each year during the term of their employment agreements, based on the business performance of the company and executive’s performance during the fiscal year. The annual target award for each fiscal year during the term of the employment agreements is: Mr. Cuneo – 200,000, Mr. Reid – 65,000, and Mr. Kianka – 90,000. See “Employment Agreements with our Named Executive Officers” for a discussion regarding the awards granted and that may be granted pursuant to our named executive officers’ employment agreements, including potential acceleration of such equity awards, and a description of the material terms of each named executive officer’s employment agreement.

Outstanding Equity Awards at Fiscal Year End 2012

The following table sets forth certain information with respect to unvested share awards (including rights to acquire restricted shares) held by each named executive officer at the fiscal year ended December 31, 2012. We have not awarded any options to our named executive officers and no option awards were outstanding at the fiscal year ended December 31, 2012.

	Share Awards
Name	Number of Shares or Units That Have Not Vested(1) (#)	Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares. Units or Other Rights That Have Not Vested(3) ($)
Jack A. Cuneo	150,000	1,500,000	150,000	1,500,000
Martin A. Reid	0	0	75,000	750,000
Philip L. Kianka	75,000	75,000	75,000	750,000

(1)	Restricted share awards made to Messrs. Cuneo and Kianka on September 28, 2012, in connection with the execution of their employment agreements, vest one-third on each anniversary of grant.

(2)	Number of shares to be awarded to the named executive officers in the event that a Liquidity Event occurs on or prior to July 1, 2014.

(3)	Value based on the fair market value of $10.00 per share on December 31, 2012, as determined by our Board of Trustees.

As noted in “—2012 Grants of Plan-Based Awards”, pursuant to our named executive officers’ employment agreements, each executive is eligible to receive an annual target award of restricted shares (or an equivalent equity-based award) based on the business performance of the company and executive’s performance during the fiscal year. On February 8, 2013, our Compensation Committee determined that the 2012 annual share award for our named executive officers would be: Mr. Cuneo – 159,125, Mr. Reid – 32,500, and Mr. Kianka – 90,000, based on the business performance of the company and executive’s performance during the fiscal year, as described in “Compensation Disclosure and Analysis.” Mr. Reid’s award is prorated based on the six months during which he was employed in 2012. These restricted shares were issued on March 15, 2013, and, accordingly, are not reflected in the table. As described in the footnotes to the table in “—2012 Grants of Plan-Based Awards”, the fair market value of the awards as of September 28, 2012, as determined in accordance with ASC 718 is $10.00 per share. See “—Employment Agreements with our Named Executive Officers” for a discussion regarding these awards.

2012 Option Exercises and Shares Vested

We have not awarded any options to our named executive officers and, therefore, there were no option awards outstanding at the fiscal year ended December 31, 2012.

Pension Benefits, Nonqualified Defined Contribution and Other Deferred Compensation

Our company does not provide supplemental pension or other retirement benefits, other than our tax-qualified 401(k) Plan. In addition, we do not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for our named executive officers.

Equity Compensation Plan Information

Equity compensation is currently granted pursuant to our 2004 Plan, described below. If our shareholders approve Proposal 3 of this proxy statement, all future equity-based awards will be made pursuant to the 2013 Plan, and no more grants will be made under our 2004 Plan.

Amended and Restated 2004 Equity Incentive Plan

In connection with our company’s transition to self-management and the change of our company’s legal name, on June 29, 2012, our Board of Trustees approved our Amended and Restated 2004 Equity Incentive Plan, or our 2004 Plan. The purpose of our 2004 Plan is to provide us with the flexibility to use share options and other equity-based awards to provide a means of performance-based compensation. Key employees, directors, trustees, officers, advisors, consultants or other personnel of ours and our subsidiaries, or other persons expected to provide significant services to us or our subsidiaries, would be eligible to be granted incentive and non-qualified share options, restricted shares, phantom shares, dividend equivalent rights, and other share-based awards under our 2004 Plan.

Our Compensation Committee has the authority to administer and interpret our 2004 Plan, to authorize the granting of awards, to determine the eligibility of an employee, trustee or consultant to receive an award, to determine the number of common shares to be covered by each award, to determine the terms, provisions and conditions of each award, to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate. Our Compensation Committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. From and after the closing of our initial public offering, our 2004 Plan has been administered by a Compensation Committee consisting of two or more non-employee trustees, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, a non-employee trustee and will, at such times as we are subject to Section 162(m) of the Code, qualify as an “outside director” for purposes of Section 162(m) of the Code, or, if no committee exists, our Board of Trustees. References below to our Compensation Committee include a reference to our Board of Trustees for those periods in which our Board of Trustees is acting.

Subject to adjustment upon certain corporate transactions or events, a maximum of 20,000,000 common shares (but not more than 10% of the common shares outstanding at the time of grant) may be subject to share options, shares of restricted shares, phantom shares, dividend equivalent rights, and other equity-based awards under our 2004 Plan. Any common shares withheld or surrendered by plan participants in connection with the payment of an option exercise price or in connection with tax withholding will not count towards the share limitation and will be available for issuance under our 2004 Plan. In addition, if an option or other award granted under our 2004 Plan expires or terminates, the shares that expire or terminate without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our Board of Trustees, no new award may be granted under our 2004 Plan after the tenth anniversary of the date that our 2004 Plan was initially approved by our Board of Trustees. No award may be granted under our 2004 Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 3% of our outstanding common shares.

As of December 31, 2012, no options, share awards, warrants, or other rights were outstanding under our 2004 Plan, other than the 150,000 and 75,000 awards of restricted shares made to Messrs. Cuneo and Kianka, respectively, on September 28, 2012, 75,000 restricted shares, in the aggregate, awarded to our employees on September 28, 2012, and the vested shares granted to our trustees on June 17, 2011, and April 20, 2010, in the aggregate amount of 42,000 (including 9,000 vested shares granted to Mr. Reid while he was a trustee of the company). As of December 31, 2012, the number of common shares remaining available for future issuance under our 2004 Plan was 19,673,000. On February 8, 2013, our Compensation Committee granted 159,125 restricted shares to Mr. Cuneo, 32,500 restricted shares to Mr. Reid, 90,000 restricted shares to Mr. Kianka, 15,000 shares, in the aggregate, to our independent trustees, and 117,300 restricted shares, in the aggregate, to other employees of the company. Such shares were issued to our trustees on February 7, 2013, and to our employees and executives on March 15, 2013. For more information about outstanding equity awards to our named executive officers and our executives’ rights to grants of equity awards, see “—2012 Grants of Plan-Based Awards” and “—Employment Agreements with our Named Executive Officers”. For more information about outstanding equity awards to our trustees, see “Proposal 1: Election of Trustees—Compensation of Trustees”.

2013 Equity Incentive Plan

On March 28, 2013, our Compensation Committee and our Board of Directors approved the 2013 Equity Incentive Plan, or the 2013 Plan, subject to the approval of our shareholders, as described in “Proposal 3: Approval of our 2013 Equity Incentive Plan”. If approved, the 2013 Plan will be a successor to 2004 Plan, and no more awards will be granted under our 2004 Plan. If the 2013 Plan is not approved by our shareholders, our Compensation Committee will continue to be authorized to make grants under our 2004 Plan. No awards have been granted or are outstanding under the 2013 Plan.

Employment Agreements with our Named Executive Officers

On September 25, 2012, in connection with the appointment of our named executive officers, we entered into an employment agreement with each of our named executive officers, effective as of July 1, 2012. Except as noted, the terms of the employment agreements are substantially identical.

Term

The initial term of the employment agreements begins on July 1, 2012, and ends on December 31, 2015, and will automatically renew for successive one-year periods unless the company or the executive give prior written notice of a non-renewal to the other party of their intent not to renew.

Base Salary

The initial base salary of each of our named executive officers is set forth below. Such base salary may be increased (but not decreased) at the discretion of our Compensation Committee.

¡	Mr. Cuneo – $725,000 per year;

¡	Mr. Reid – $450,000 per year; and

¡	Mr. Kianka – $450,000 per year.

Annual Cash Bonus

Each of our named executive officers is eligible to receive an annual target cash bonus for each calendar year during the term of his employment agreement if the executive is employed by the company through the date of payment. The actual amount of the bonus will be determined by our Compensation Committee in its discretion. For 2012, Messrs. Cuneo and Kianka are eligible to receive their target bonus based upon their performance and services during the full calendar year, and the company’s performance during the last six months of 2012. For 2012, Mr. Reid is eligible to receive 50% of his annual target bonus based upon his performance and services, and the company’s performance, during the six months of 2012 in which he was employed as our Chief Financial Officer. The amount of Mr. Reid’s annual cash bonus is prorated based on the six months during which he was employed in 2012. The target annual bonus for each executive is:

¡	Mr. Cuneo – $725,000 per year;

¡	Mr. Reid – $400,000 per year;

¡	Mr. Kianka – $400,000 per year.

For a description of our Compensation Committee’s determination of the performance of the company and our named executive officers during 2012, see “Compensation Disclosure and Analysis”. The actual bonus paid to each of our executives is set forth in the “—Summary Compensation Table”.

Annual Equity-Based Award

Each of our named executive officers is eligible to receive an annual target long-term incentive award if the executive is employed by the company at the end of each calendar year during the term of his employment agreement. For calendar years 2012 and 2013, the target award is 200,000 restricted shares for Mr. Cuneo, 65,000 restricted shares for Mr. Reid (prorated to 32,500 restricted shares for 2012), and 90,000 restricted shares for Mr. Kianka. The actual amount of restricted shares that each executive receives will be determined by the Compensation Committee in accordance with a compensation program to be adopted. Mr. Reid’s 2012 award is prorated based on the six months during which he was employed in 2012. One-third of the restricted shares granted with respect to each of 2012 and 2013 will vest in each of the first three anniversaries of grant if the executive is employed by the company on such anniversary.

For calendar years following 2013, the award may be in any form of equity-based award, as determined by our Compensation Committee. These awards may be subject to service and performance-based vesting conditions. The annual target long-term incentive award for each such years is 200,000 restricted common shares or the reasonable equivalent for Mr. Cuneo, 65,000 restricted common shares or the reasonable equivalent for Mr. Reid, and 90,000 restricted common shares or the reasonable equivalent for Mr. Kianka.

For a description of our Compensation Committee’s determination of the performance of the company and our named executive officers during 2012, see “Compensation Disclosure and Analysis”. The actual 2012 annual share award issued to each of our executives and its value is set forth in the table in “—2012 Grants of Plan-Based Awards”.

Sign-On Cash Bonus

Messrs. Cuneo and Kianka received a cash bonus payment of $1,000,000 and $500,000, respectively, in connection with the execution of their employment agreements. Mr. Reid did not receive a sign-on bonus payment.

Sign-On Equity Award

Messrs. Cuneo and Kianka received an award of 150,000 and 75,000 restricted shares, respectively, in connection with the execution of their employment agreements. One-third of the restricted shares granted with respect to such awards will vest in each of the first three anniversaries of grant if the executive is employed by the company on such anniversary. Mr. Reid did not receive a sign-on equity award.

Liquidity Event Equity Award

Each of our named executive officers will be entitled to receive an award of shares if a Liquidity Event (as defined in the employment agreements) occurs on or prior to July 1, 2014, and the executive is employed by the company on such date. If a Liquidity Event occurs on or prior to July 1, 2014, the award will be 150,000 shares for Mr. Cuneo, 75,000 shares for Mr. Reid, and 75,000 shares for Mr. Kianka. Our Compensation Committee has determined that such grants will be fully vested if and when they are made.

Employee Benefits

Our named executive officers will be entitled to participate in all present and future benefit and retirement plans of the company, and the executives and their dependents will be included in the company’s hospitalization, major medical, disability and group life insurance plans, so long as are employed by the company.

Termination of Employment

As described in more detail in “—Potential Payments Upon Termination or Change in Control”, our named executive officers will be entitled to receive certain severance payments and accelerated vesting of equity awards in connection with certain terminations of employment, including in connection with a Change of Control (as defined in the employment agreements). Such payments and benefits may be conditioned upon the executive executing a general release of claims in favor of the company.

Restrictive Covenants

Our named executive officers are subject to (i) non-competition obligations during their employment and for two years thereafter for Mr. Cuneo and one year thereafter for Messrs. Reid and Kianka; (ii) non-solicitation obligations during their employment and for two years thereafter; (iii) non-disparagement obligations during their employment and for one year thereafter; and (iv) perpetual confidentiality obligations. However, regarding each of our named executive officers, the non-competition obligation will not apply to the executive following his termination of employment by the company for any reason within 180 days following a Change of Control.

Clawback

Any bonus, incentive-based, equity-based or other similar compensation paid to our named executive officers pursuant to any agreement or arrangement with the company which is required to be recovered under any law, government regulation or stock exchange listing requirement will be subject to the required deductions and clawback.

Cutback under Section 280G of the Code

If any payments or benefits to be paid or provided to any of our named executive officers would be subject to “golden parachute” excise taxes under the Code, the executive’s payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for the executive.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks and none of our employees is a member of our Compensation Committee. The members of our Compensation Committee for the year ended December 31, 2012, were Messrs. Black (Chairman), Salvatore and Orphanides. In connection with his appointment as Chief Financial Officer, Mr. Reid stepped down as a member of our Compensation Committee effective June 30, 2012. In connection with Mr. Salvatore’s appointment as an independent trustee, our Board of Trustees appointed Mr. Salvatore as a member of our Compensation Committee effective June 30, 2012. Our Board of Trustees also appointed Mr. Orphanides, an independent trustee, to serve as a member of our Compensation Committee effective June 30, 2012.

Potential Payments Upon Termination or Change in Control

The impact of a termination of employment and a change in control of the company on the compensation and benefits of our named executive officers is governed by the executives’ employment agreements.

Termination of Employment Without Cause or for Good Reason

According to the employment agreements of each of our named executive officers, if the executive’s employment is terminated by the company without Cause (as defined in the employment agreements) or by the executive’s resignation for Good Reason (as defined in the employment agreements), then, if the executive executes a general release of claims in favor of the company, he will be entitled to:

¡	Continuation of Mr. Cuneo’s base salary for 24 months (12 months for Messrs. Reid and Kianka), payable in installments, in accordance with the company’s payroll practices;

¡	A lump sum payment equal to two times Mr. Cuneo’s target cash bonus for the calendar year in which the termination occurs (one time for Messrs. Reid and Kianka); and

¡	Accelerated vesting of each grant made pursuant to an equity incentive plan of the company as if all service conditions had been met and all performance conditions had been achieved at target levels.

Termination of Employment by the Company Within 180 Days Following a Change of Control

If the company terminates the employment of any of our named executive officers for any reason within 180 days following a Change of Control (as defined in the employment agreements), then, if the executive executes a general release of claims in favor of the company, he will be entitled to:

¡	A lump sum payment equal to two times his annual base salary;

¡	A lump sum payment equal to two times his target cash bonus for the calendar year in which the termination occurs; and

¡	Accelerated vesting of each grant made pursuant to an equity incentive plan of the company as if all service conditions had been met and all performance conditions had been achieved at target levels.

If any payments or benefits to be paid or provided to any of our named executive officers would be subject to “golden parachute” excise taxes under the Code, the executive’s payments and benefits under his employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax compensation and benefits for the executive. Termination of Employment Due to Death or Disability.

In the event of termination in connection with the executive’s death or disability, the executive’s legal representative or estate will be entitled to:

¡	A lump sum payment equal to the executive’s target cash bonus for the calendar year of termination; and

¡	Accelerated vesting of each grant made pursuant to an equity incentive plan of the company as if all service conditions had been met and all performance conditions had been achieved at target levels.

Termination of Employment Due to Nonrenewal

A termination of employment due to one of our named executive officers or the company notifying the other party that they are not renewing the employment agreement will not be deemed a termination by the company without cause or by the executive for good reason. The executive will not be entitled to any compensation other than rights accrued as of the date of termination.

Termination of Employment for Cause or Resignation Without Good Reason

If the employment of one of our named executive officers is terminated by us for cause (other than within 180 days following a Change of Control), or by the executive’s resignation without good reason, the executive will not be entitled to receive any unpaid cash bonus for any previously completed calendar year.

Change of Control

A Change of Control, in and of its self, will not result in severance payments or benefits to our named executive officers, or in accelerated vesting of equity awards held by our executives.

If a Change of Control is a Liquidity Event, our named executive officers will receive the Liquidity Event awards – 150,000 shares for Mr. Cuneo, 75,000 shares for Mr. Reid, and 75,000 shares for Mr. Kianka. The Liquidity Event awards will be fully vested if and when issued.

The following table sets forth the compensation and benefits that each of our named executive officers would have received if his employment had terminated on December 31, 2012.

	Estimated Potential Payments Upon Termination or Change in Control
Name and Termination and/or Change in Control Scenario	Base Salary(2) ($)	Target Cash Bonus(3) ($)	Number of Outstanding Restricted Shares That Vest and Shares That are Issued(4) (#)	Total Value of Outstanding Restricted Shares That Vest and Shares That are Issued(5) ($)	TOTAL ($)
Jack A. Cuneo
—Death or Disability	0	725,000	150,000	1,500,000	2,225,000
—without Cause or for Good Reason	1,450,000	1,450,000	150,000	1,500,000	4,400,000
—Cause or Resignation	0	0	0	0	0
—Expiration of the Term or Any Other Reason	0	0	0	0	0
—By the Company within 180 days following a CIC(1)	1,450,000	1,450,000	300,000	3,000,000	5,900,000
—CIC(1) (no qualifying termination of employment)	0	0	150,000	1,500,000	1,500,000
Martin A. Reid
—Death or Disability	0	400,000	0	0	400,000
—without Cause or for Good Reason	450,000	400,000	0	0	850,000
—Cause or Resignation	0	0	0	0	0
—Expiration of the Term or Any Other Reason	0	0	0	0	0
—By the Company within 180 days following a CIC(1)	900,000	800,000	0	0	1,700,000
—CIC(1) (no qualifying termination of employment)	0	0	75,000	750,000	750,000
Philip L. Kianka
—Death or Disability	0	400,000	75,000	750,000	1,150,000
—without Cause or for Good Reason	450,000	400,000	75,000	750,000	1,600,000
—Cause or Resignation	0	0	0	0	0
—Expiration of the Term or Any Other Reason	0	0	0	0	0
—By the Company within 180 days following a CIC(1)	900,000	800,000	150,000	1,500,000	3,200,000
—CIC(1) (no qualifying termination of employment)	0	0	75,000	750,000	750,000

(1)	For purposes of this table, we have assumed that a Change of Control constitutes a Liquidity Event.

(2)

As described in the narrative above this table, base salary will be paid as salary continuation in the event of a termination of employment without cause or for good reason, and as a lump sum payment in the event of a termination by the company within 180 days following a Change of Control.

(3)	As described in the narrative above this table, the cash bonus will be paid in a lump sum.

(4)

Pursuant to the employment agreements of our named executive officers, (i) Mr. Cuneo and Kianka received an award of 150,000 and 75,000 restricted shares, respectively, on September 28, 2012, and (ii) in the event of a Change of Control, if the Change of Control is a Liquidity Event, our named executive officers will receive a grant of fully-vested shares as follows: Mr. Cuneo, 150,000 shares; Mr. Reid, 75,000 shares; and Mr. Kianka, 75,000 shares. For more information about these equity awards, see “—2012 Grants of Plan-Based Awards” and “—Employment Agreements with our Named Executive Officers”.

(5)	Value based on the fair market value of $10.00 per share on December 31, 2012, as determined by our Board of Trustees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common shares as of April 1, 2013 with respect to:

¡	each person who is the beneficial owner of more than five percent of our outstanding common shares;

¡	each of our trustees;

¡	each of our named executive officers; and

¡	all trustees and executive officers as a group.

Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment powers.

Name and Address(1)	Shares Owned(2)	Percentage
Trustees and Executive Officers:
Charles E. Black	19,000	*
Jack A. Cuneo(3)	309,245	*
Philip L. Kianka(3)	165,000	*
James M. Orphanides	93,022	*
Martin A. Reid(3)	41,500	*
Louis P. Salvatore	2,500	*
All executive officers and trustees as a group (6 persons)	630,267	*

*	Less than one percent.

(1)	The address for each of our named executive officers is 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542.

(2)

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. A person is deemed to be the beneficial owner of any shares of common shares if that person has or shares voting power or investment power with respect to those shares, or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(3)

Excludes common shares to be awarded to the named executive officers in the event a Liquidity Event (as defined in the executive’s employment agreement) occurs on or prior to July 1, 2014 as follows: Jack A. Cuneo – 150,000 shares; Philip L. Kianka – 75,000 shares; and Martin A. Reid – 75,000 shares. These shares will be fully vested when and if granted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and trustees, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Based solely on a review of the copies of the forms received and written representations, we believe that during fiscal year 2012, our executive officers, trustees and persons who own more than 10% of a registered class of our equity securities complied with the beneficial ownership reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transition to Self-Management

Upon the effectiveness of our initial public offering on October 24, 2006, we entered into an advisory agreement (which was amended from time to time) with CBRE Advisors LLC, our former investment advisor, and a dealer manager agreement with CNL Securities Corp., our former dealer manager. These agreements entitled our former investment advisor, our former dealer manager and their affiliates to specified compensation for certain services as well as reimbursement of certain expenses.

In 2010, the Special Committee, consisting of all of the board’s independent trustees, was formed to explore and review our strategic alternatives and liquidity events in accordance with the investment objectives set forth in our declaration of trust. During 2011, the Special Committee discussed and considered various strategic alternatives, including potentially continuing as a going concern under our current business plan, a potential liquidation of our assets either through a sale or merger of our company (including through either a bulk sale of our portfolio or through a sale of our individual properties) as well as a potential listing of our shares on a national securities exchange. In December 2011, the Special Committee and our Board of Trustees determined at that time that it was in the best interests of our shareholders for our common shares to remain unlisted and for us to continue operations rather than commencing a liquidation of our assets. The Special Committee and our Board of Trustees believed that remaining unlisted and continuing our operations would provide us with the ability to continue to expand and diversify our portfolio and thus better position us for a liquidity event. In March 2012, the Special Committee determined that our company and its shareholders would benefit from an internal management structure and, based on its recommendation, our Board of Trustees authorized the Special Committee to commence a process to achieve internal management.

In connection with our transition to self management, we entered into the agreements describe below:

Transition to Self-Management Agreement

On April 27, 2012, we entered into the transition to self-management agreement with CBRE Global Investors and our former investment advisor, pursuant to which we used our commercially reasonable efforts to accomplish certain tasks in order to become self-managed, including the hiring of certain identified employees of our former investment advisor, for which we agreed to assume severance obligations in certain circumstances. We agreed not to solicit or hire, directly or indirectly, any current or future employees or consultants of CBRE Global Investors and our former investment advisor or any of their affiliates for employment or in any consulting or similar capacity for 18 months after the date of the transition to self-management agreement, subject to certain qualifications and exceptions. Additionally, we agreed to engage CBRE Global Investors or one of its affiliates to provide transactional financial advisory services for a five year period commencing upon the termination of the advisory agreement, in connection with certain types of financial transactions for a fee equal to one-quarter of one percent (0.25%) of the consideration in the transaction, as defined in the transition to self-management agreement, plus the reimbursement of reasonable expenses. No fees were paid during 2012. We also agreed that in connection with any proposal to amend the indemnification provisions of our declaration of trust to expand the indemnification available to our Board of Trustees that is recommended by our Board of Trustees to our shareholders for their approval, that we would also include a similar expansion in the indemnity available to CBRE Global Investors, our former investment advisor and their affiliates and certain of their personnel.

Third Amendment and Restated Agreement of Limited Partnership

On April 27, 2012, we entered into the third amended and restated agreement of limited partnership with each of the limited partners of our operating partnership, effective May 1, 2012. Under the third amended and restated agreement of limited partnership, the class B limited partnership interest may be redeemed upon the earliest to occur of (i) the exercise by the holder of the class B limited partnership interest of its right to require our operating partnership to redeem its interest, which such right continues for five years from the date of the agreement, (ii) the fifth anniversary of the date of the agreement, (iii) certain other liquidity events, (iv) a merger or sale transaction, or a Merger or Sale, or (v) our common shares becoming listed or admitted to trading on a national securities exchange or designated for quotation on the NASDAQ Global Select Market or the NASDAQ Global Market, or a Listing. Our operating partnership may reject a redemption and institute a blackout period (only as the result of a potential Merger or Sale or potential Listing) with respect to redemptions upon the determination by our Board of Trustees that an appraisal process would not be in the best interest of our operating partnership at the time of the proposed redemption. The consideration received for the redemption of the class B limited partnership interest will depend upon the event triggering the redemption. In the event of a redemption in connection with (a) a Listing, the consideration will be determined based on the market value of our shares for a 30 day period beginning 150 days after the Listing, or (b) a Merger or Sale, the consideration will be determined based on our aggregate share value in the transaction. In the event of a redemption as a result of (a) the exercise by the holder of the class B limited partnership interest of its redemption right, (b) the fifth anniversary of the date of the agreement or (c) certain other liquidity events, the consideration will be determined based on an appraisal process. As of December 31, 2012, affiliates of our former investment advisor owned (i) all of the class B limited partnership interest in our operating partnership, (ii) 246,361 limited partnership units, representing 0.10% of the outstanding limited partnership units in our operating partnership, and (iii) 243,229 common shares which it acquired in an initial private placement of our common shares prior to our initial public offering.

Fourth Amended and Restated Advisory Agreement / Transitional Services Agreement

On April 27, 2012, we entered into that certain fourth amended and restated advisory agreement with our operating partnership and our former investment advisor (effective May 1, 2012), which terminated according to its terms on June 30, 2012. Effective July 1, 2012, we entered into a transitional services agreement with our operating partnership and our former investment advisor pursuant to which our former investment advisor agreed to provide certain consulting related services to us at the direction of our officers and other personnel for a term ending April 30, 2013, as described in more detail below. The services provided by, and fees paid to, our former investment adviser under the fourth amended and restated advisory agreement were the same as currently provided under this transitional services agreement. Amounts paid under these agreements are set forth under “—Fees Paid in Connection with our Prior Public Offerings” and “—Fees Paid in Connection with our Operations” below.

For consulting services provided to us in connection with the investment management of our assets, our former investment advisor shall be paid an investment management consulting fee payable in cash consisting of (i) a monthly fee equal to one-twelfth of 0.5% of the aggregate cost (before non-cash reserves and depreciation) of all real estate investments within our portfolio and (ii) a monthly fee equal to 5.0% of the aggregate monthly net operating income derived from all real estate investments within our portfolio, subject to certain adjustments. For consulting services provided to us in connection with the acquisition of assets, our former investment advisor or its affiliates shall be paid acquisition fees up to 1.5% of (i) the contract purchase price of real estate investments acquired by us, or (ii) when we make an investment indirectly through another entity, such investment’s pro rata share of the gross asset value of real estate investments held by that entity. The total of all acquisition consulting fees payable with respect to real estate investments shall not exceed an amount equal to 6% of the contract purchase price (or 6% of funds advanced with respect to mortgages) provided, however, that a majority of the uninterested members of our Board of Trustees may approve amounts in excess of this limit.

Upon the termination date of the transitional services agreement, we and our former investment advisor shall agree on a list of unacquired real estate investments for which our former investment advisor has performed certain acquisition related consulting services, or a Qualifying Property. If any Qualifying Property is acquired by us within the nine months following the termination of the transitional services agreement then we shall pay an acquisition consulting fee equal to 0.75% of (i) the contract purchase price of the real estate investments (including debt), or (ii) when we make an investment indirectly through another entity, such investment’s pro rata share of the gross asset value of real estate investments held by that entity to our former investment advisor. Real estate investments for which there is a dispute as to whether it is a Qualifying Property that are acquired within the nine months following the termination of the transitional services agreement will be submitted to arbitration.

For consulting services provided to us in connection with property management, leasing or construction services, our former investment advisor shall be paid based upon the customary property management, leasing and construction supervision fees applicable to the geographic location and type of property. Such fees for each service provided are expected to range from 2.0% to 5.0% of gross revenues received from a property that we own. We shall pay our former investment advisor a real estate commission fee upon the sale of properties in an amount equal to the lesser of (i) one-half of the competitive real estate commission or (ii) 3% of the sales price of each property sold. The total brokerage commission paid may not exceed the lesser of the competitive real estate commission or an amount equal to 6% of the sales price of the property.

We will reimburse our former investment advisor for certain expenses paid or incurred in connection with services provided under the transitional services agreement. In addition, our former investment advisor will only be entitled to reimbursement for third party expenses incurred in connection with services provided pursuant to the transitional services agreement that we have approved in writing. Our sole obligation to reimburse our former investment advisor for expenses incurred related to personnel costs shall be to make an aggregate payment equal to $2.5 million on the effective date of the agreement.

Board and Management Changes

On June 29, 2012, effective June 30, 2012, we undertook several management and board changes as follows: (i) appointed Louis P. Salvatore to serve as an independent trustee, the Chairman of the Audit Committee of our Board of Trustees and as a member of each of the Compensation and Nominating and Corporate Governance Committees of our Board of Trustees, to fill the vacancy left by Peter E. DiCorpo, who stepped down as a trustee in connection with the termination of the advisory agreement, (ii) appointed Jack A. Cuneo to serve as our President and Chief Executive Officer, (iii) appointed Philip L. Kianka to serve as our Executive Vice

President and Chief Operating Officer and (iv) appointed Martin A. Reid to serve as our Executive Vice President and Chief Financial Officer. In connection with Mr. Reid’s appointment as Chief Financial Officer, Laurie E. Romanak stepped down as our Chief Financial Officer and Mr. Reid stepped down as the Chairman and as a member of the Audit Committee of the Board of Trustees and as a member of each of the Compensation Committee and the Conflicts Committee of the Board of Trustees. In addition, on June 19, 2012, our Board of Trustees appointed Charles E. Black to serve as the Chairman of the Board of Trustees in accordance with a provision in our bylaws that requires the chairman be an independent member.

Mr. Cuneo, our President and Chief Executive Officer, served as the President and Chief Executive Officer of our former investment advisor until June 30, 2012 and also served as an Executive Managing Director of CBRE Global Investors until June 30, 2012. Mr. Kianka, our Chief Operating Officer and Executive Vice President served as the Director of Operations of our former investment advisor until June 30, 2012 and also served as a Managing Director of CBRE Global Investors until June 30, 2012. Our President and Chief Executive Officer and Chief Operating Officer directly hold an aggregate 15% distribution interest in an affiliate of our former investment advisor.

On September 25, 2012, we entered into employment agreements with our named executive officers, Messrs. Cuneo, Kianka and Reid, and certain other employees. For a detailed discussion of our employment agreements with Messrs. Cuneo, Kianka and Reid, see “Executive Compensation—Compensation Discussion and Analysis—Potential Payments Upon Termination or Change of Control.”

Joint Ventures with Affiliates of our Former Investment Advisor

We have agreed to a capital commitment of up to $20,000,000 in CB Richard Ellis Strategic Partners Asia II-A, L.P., or CBRE Strategic Partners Asia. As of December 31, 2012, we had funded $17,526,000 of our capital commitment and owned an ownership interest of approximately 5.07% in CBRE Strategic Partners Asia. CBRE Strategic Partners Asia was formed to purchase, reposition, develop, hold for investment and sell institutional quality real estate and related assets in targeted markets in Asia, including China, Japan, India, South Korea, Hong Kong, Singapore and other Asia Pacific markets. CBRE Strategic Partners Asia is managed by CB Richard Ellis Investors SP Asia II, LLC, or the Investment Manager, an affiliate of CBRE Global Investors. CBRE Strategic Partners Asia has an eight-year term, which may be extended for up to two one-year periods with the approval of two-thirds of the limited partners. The Investment Manager is entitled to an annual management fee and acquisition fees. Our share of investment management fees paid to the Investment Manager were approximately $144,000, 204,000 and $282,000, respectively, for the years ended December 31, 2012, 2011, and 2010, respectively. No acquisition fees were paid to the investment manager in 2012, 2011, and 2010, respectively.

In October 2011, a consolidated subsidiary of our company entered into a real estate development venture with a subsidiary of the Trammell Crow Company (“TCC”), a wholly-owned subsidiary of CBRE Group Inc., a former related party of ours, whereby we own 95% of the newly formed entity and TCC owns the remaining 5% of the entity. The new entity, RT/TC Atwater, L.P. (“Atwater”), was formed for the purpose of developing and then operating a build-to-suit suburban office and research facility for a single tenant that has agreed to a minimum lease term of 12 years starting from the completion of construction of the facility. On February 16, 2012, we entered into a construction loan agreement with Atwater to provide up to $49,575,000 of financing to fund construction expenditures. We received a $250,000 financing fee from the joint venture for providing this construction loan. The construction loan will bear interest at 5.00% of amounts outstanding and is scheduled to mature on or before April 30, 2013, unless otherwise extended. Atwater’s construction in progress and other assets, including the initial land acquired in October 2011, is $76,826,000 at December 31, 2012. The construction of the Atwater property was substantially complete and ready for its intended use in January 2013. On January 30, 2013, we acquired 100% of TCC’s interest in our joint venture with TCC which owned and developed our 1400 Atwater Drive property, a 300,000 square foot office development in Malvern, Pennsylvania, a suburb of Philadelphia. 1400 Atwater Drive is 100% leased to Endo Pharmaceuticals, Inc. for use as their corporate headquarters through November 2024 and the lease is guaranteed by Endo Health Solutions Inc., Endo Pharmaceuticals’ parent company, a specialty pharmaceutical and healthcare solutions company. The cost of the acquisition was approximately $3,431,000. We funded this acquisition using cash reserves and borrowings under our unsecured revolving credit facility.

On February 19, 2013, we entered into an agreement with TCC that will obligate us to form a joint venture with TCC upon the expiration of certain contingencies. We would own a 95% interest and TCC would own a 5% interest in the joint venture. The joint venture will develop a four building, 454,801 square foot build-to-suit office complex in Malvern, Pennsylvania, for Shire US, Inc., which will serve as their US corporate headquarters under a fifteen year lease. Shire US, Inc. is the US based subsidiary of Irish pharmaceutical company Shire Plc, a major instructional pharmaceutical company. The total project cost is anticipated to be approximately $122,288,000 and upon completion of construction and satisfaction of closing obligations, we will acquire 100% of TCC’s interest in the joint venture. There can be no assurance that the joint venture will be formed or that the project will be completed.

Fees Paid in Connection with our Prior Public Offerings

We were a party to a dealer manager agreement with our former dealer manager that expired on January 30, 2012 upon the closing of our follow-on public offering. Our former dealer manager received compensation for selling shares of up to 7.0% of gross proceeds from the sale of shares in the primary offering (all or a portion of which could be reallowed to participating broker-dealers). Our former dealer manager was also entitled to a dealer manager fee of up to 2.0% of the gross proceeds from the sale of shares in the primary offering (all or a portion may be reallowed to participating broker-dealers) and a marketing support fee of up to 1.0% of the gross proceeds from the sale of shares in the primary offering (all or a portion of which could be reallowed to participating broker-dealers). An affiliate of our former dealer manager owns 10,903 of our common shares. Affiliates of our former dealer manager that served as the sub-advisor to our former investment advisor, own an aggregate 23% distribution interest in the net proceeds upon a sale of our former investment advisor and an aggregate 24.9% voting and distribution interest (excluding distributions that CBRE Global Investors is entitled to with respect to 29,937 class A units) in an affiliate of our former investment advisor.

We were also a party to a selected dealer agreement with our former dealer manager, our former investment advisor, CBRE Global Investors and Ameriprise Financial Services, Inc., or Ameriprise, pursuant to which Ameriprise was appointed as a soliciting dealer in our prior follow-on public offering. Subject to certain limitations set forth in the selected dealer agreement, we, our former dealer manager, our former investment advisor and CBRE Global Investors, jointly and severally, agreed to indemnify Ameriprise against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and liabilities resulting from the breach by us, our former dealer manager, our former investment advisor, or CBRE Global Investors of the selected dealer agreement. In connection with the selected dealer agreement, we separately agreed to indemnify and reimburse our former dealer manager, our former investment advisor and CBRE Global Investors under certain circumstances for any amounts each of them are required to pay pursuant to the indemnification. On February 18, 2011, we entered into an additional selected dealer agreement with the our former dealer manager, our former investment advisor, CBRE Global Investors and Securities America Inc., or Securities America, pursuant to which Securities America was appointed as a soliciting dealer in our follow-on offering. This agreement contained substantially the same terms as the selected dealer agreement that we entered into with Ameriprise described above. We terminated each selected dealer agreement effective January 30, 2012 in connection with the closing of our follow-on public offering.

For the years ended December 31, 2012, 2011 and 2010, our former dealer manager earned the following fees:

	Year Ended December 31,
	2012		2011		2010
	Earned(1)	Payable(2)	Earned(1)	Payable(2)	Earned(1)	Payable(2)
Selling Commissions	$11,608,000	$0	$45,613,000	$1,163,000	$29,388,000	$347,000
Dealer Manager Fees	$3,432,000	$0	$11,297,000	$337,000	$13,179,000	$99,000
Marketing Support Fees	$1,668,000	$0	$8,394,000	$166,000	$4,523,000	$50,000

(1)	Earned represents the amount expensed on an accrual basis for services provided by our former dealer manager during the period.

(2)	Payable represents the unpaid amount due on an accrual basis to our former dealer manager for services provided as of the balance sheet date specified.

For the years ended December 31, 2012, 2011 and 2010, our former dealer manager and our former investment advisor and/or its affiliates earned the following other offering costs:

	Year Ended December 31,
	2012		2011		2010
	Earned(1)	Payable(2)	Earned(3)	Payable(4)	Earned(5)	Payable(6)
Other Offering Costs	$823,000	$0	$2,304,000	$308,000	$4,633,000	$422,000

(1)	Included in the other offering costs earned is $797,000 and $26,000 for our former dealer manager and our former investment advisor, respectively.

(2)	Included in the payable amount is $0 and $0 due to our former dealer manager and our former investment advisor, respectively.

(3)	Included in the other offering costs earned is $1,977,000 and $327,000 for our former dealer manager and our former investment advisor, respectively.

(4)	Included in the payable amount is $264,000 and $44,000 due to our former dealer manager and our former investment advisor, respectively.

(5)	Included in the other offering costs earned is $4,412,000 and $221,000 for our former dealer manager and our former investment advisor, respectively.

(6)	Included in the payable amount is $407,000 and $15,000 due to our former dealer manager and our former investment advisor, respectively.

Fees Paid in Connection with our Operations

For the years ended December 31, 2012, 2011 and 2010, our former investment advisor and/or its affiliates earned the following fees pursuant to the advisory agreement (as amended) and the transitional services agreement:

	Year Ended December 31,
	2012		2011		2010
	Earned(1)	Payable(2)	Earned(1)	Payable(2)	Earned(1)	Payable(2)
Acquisition Fees, Construction Fees and Expenses(3)	$5,159,000	$0	$13,087,000	$342,000	$13,056,000	$—
Investment Management Fees(4)	$29,695,000	$10,700,000	$21,004,000	$1,968,000	$11,611,000	$757,000
Property Management Fees	$1,557,000	$384,000	$1,470,000	$190,000	$955,000	$106,000

(1)	Earned represents the amount expensed on an accrual basis for services provided by our former investment advisor during the period.

(2)	Payable represents the unpaid amount due on an accrual basis to our former investment advisor or its affiliates for services provided as of the balance sheet date specified.

(3)

In connection with services provided to our former investment advisor, the former sub-advisor, pursuant to a sub-advisory agreement, was paid $209,000, $2,220,000 and $2,216, 000 by our former investment advisor for the years ended December 31, 2012, 2011 and 2010, respectively.

(4)

In connection with services provided to our former investment advisor, the former sub-advisor,, pursuant to a sub-advisory agreement, was paid $1,672,000, $2,900,000 and $1,604,000 by our former investment advisor for the years ended December 31, 2012, 2011 and 2010, respectively.

An affiliate of our former investment advisor, received $0, $2,113,000 and $1,217,000 in mortgage banking fees for the years ended December 31, 2012, 2011 and 2010, respectively. Leasing and brokerage fees aggregating $1,264,000, $2,063,000 and $895,000 were paid to our former investment advisor or its affiliates for the years ended December 31, 2012, 2011 and 2010, respectively. An affiliate of the former investment advisor received construction management fees of $1,049,000, $154,000 and $20,700 for the years ended December 31, 2012, 2011 and 2010, respectively.

OTHER MATTERS

Solicitation of Proxies

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our trustees, officers also may solicit proxies by telephone, Internet, telegram or in person without additional compensation for such activities. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses. In addition, we intend to utilize the proxy solicitation services of Broadridge Investor Communication Solutions, Inc., at fee not to exceed $47,707, and reimbursement of reasonable out of pocket expenses.

Shareholder Proposals

Shareholder proposals intended to be presented at the 2014 annual meeting of shareholders must be received by our Secretary no later than December 16, 2013, in order to be considered for inclusion in our proxy statement relating to the 2014 meeting pursuant to Rule 14a-8 under the Exchange Act.

For a proposal of a shareholder to be properly presented at the 2014 annual meeting of shareholders, other than a shareholder proposal included in the proxy statement pursuant to Rule 14a-8, such proposal must be received at our principal executive offices on or after March 2, 2014 and on or before April 1, 2014, unless the 2014 annual meeting of shareholders is scheduled to take place before May 1, 2014 or after July 30, 2014. Under our bylaws, shareholders must follow certain procedures to nominate a person for election as a trustee at an annual or special meeting, or to introduce an item of business at an annual meeting. A shareholder must notify our Secretary in writing of the trustee nominee or the other business. To be timely under our current bylaws, the notice must be delivered to our secretary, along with the appropriate supporting documentation, as applicable, at our principal executive office not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any such proposal should be mailed to: Chambers Street Properties, 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542, Attn: Secretary.

Other Matters

Our Board of Trustees does not know of any matters other than those described in this proxy statement that will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of our Board of Trustees,

Martin A. Reid

Secretary

Princeton, New Jersey

April 12, 2013

APPENDIX A

CHAMBERS STREET PROPERTIES

ARTICLES OF AMENDMENT AND RESTATEMENT

~~CB RICHARD ELLIS REALTY TRUST~~CHAMBERS STREET PROPERTIES

~~SECOND AMENDED AND RESTATED~~

~~DECLARATION OF TRUST~~

~~DATED OCTOBER 23, 2006~~

ARTICLES OF AMENDMENT AND RESTATEMENT

~~CB RICHARD ELLIS REALTY TRUST~~FIRST: Chambers Street Properties, a Maryland real estate investment trust~~, formed under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland~~ (the “Trust”), desires to amend and restate its ~~First Amended and Restated Declaration of Trust~~declaration of trust as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the declaration of trust currently in effect and as hereinafter amended:

ARTICLE I

FORMATION

The Trust is a real estate investment trust within the meaning of the Maryland REIT Law (the “MRL”). The Trust is a separate legal person and shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended or any successor statute (the “Code”).

ARTICLE II

NAME

The name of the trust (hereinafter called the “Trust”) is:

~~CB Richard Ellis Realty Trust~~

Chambers Street Properties

Under circumstances in which the Board of Trustees of the Trust (the “Board of Trustees” or “Board”) determines that the use of the name ~~CB Richard Ellis Realty Trust~~Chambers Street Properties is not practicable, the Trust may use any other designation or name for the Trust.

ARTICLE III

PURPOSES AND POWERS

Section 3.1 Purposes. The purposes for which the Trust is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Code) for which a real estate investment trust may be organized under the MRL. For purposes of ~~this~~the Declaration of Trust, a “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

Section 3.2 Powers. The Trust shall have all of the powers granted to real estate investment trusts by the MRL and all other powers which are not inconsistent with law and are appropriate to promote and attain the purposes set forth in the Declaration of Trust.

ARTICLE IV

RESIDENT AGENT

The name of the resident agent of the Trust in the State of Maryland is CSC—Lawyers Incorporating Service Company, whose post office address is ~~11 East Chase~~7 Saint Paul Street, Baltimore, MD 21202.

The resident agent is a Maryland corporation. The Trust may have such other offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

ARTICLE V

DEFINITIONS

As used in the Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

~~“Acquisition Expenses” shall mean any and all expenses incurred by the Trust, the Advisor, or any Affiliate of either in connection with the selection, financing, acquisition or development of any asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums and capital expenditures relating to the maintenance, repair and improvement of Property.~~

~~“Acquisition Fees” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Trust or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including, without limitation, real estate or brokerage commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, mortgage loan origination fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Advisor or the Sponsor in connection with the actual development of a project.~~

~~“Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Trust pursuant to Section 9.1 hereof and responsible for directing or performing the day-to-day business affairs of the Trust, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~“Advisory Agreement” shall mean the agreement among the Trust, the Operating Partnership and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Trust.~~

“Affiliate~~” or “Affiliated~~” shall mean, with respect to any Person, (~~i~~a) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (~~ii~~b) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (~~iii~~c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (~~iv~~d) any executive officer, director, trustee or general partner of such other Person; and (~~v~~e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

~~“Aggregate Share Ownership Limit” shall mean not more than 3.0% (in value or number of Shares, whichever is more restrictive) of the aggregate of the outstanding Shares. The number and value of our outstanding Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.~~

~~“Appraised Value” shall mean value according to an appraisal made by an Independent Appraiser.~~

~~“Average Invested Assets” shall mean, for a specified period, the average of the aggregate Book Value of the assets of the Trust invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation, bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period; provided, however, that during such periods in which the Trust is obtaining regular independent valuations of the current value of its Net Assets for purposes of enabling fiduciaries of employee benefit plan shareholders to comply with applicable Department of Labor reporting requirements, “Average Invested Assets” will equal the greater of (i) the amount determined pursuant to the foregoing and (ii) the asset valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.~~

“Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3)(A) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Board” or “Board of Trustees” shall have the meaning as provided in Article II herein.

~~“Book Value” shall mean the cost of any assets of the Trust, including the cost of any improvements and before any deduction for depreciation or amortization, or any impairment or other charge related to an asset, determined in accordance with generally accepted accounting principles.~~

~~“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.~~

“Bylaws” shall mean the Bylaws of the Trust, as amended from time to time.

“Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.2.6.

“Charitable Trust” shall mean any trust provided for in Section 7.2.1.

“Charitable Trustee” shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

~~“Class B Interest” shall have the meaning as provided in Section 9.11.~~

“Code” shall have the meaning as provided in Article I herein.

“Common Share Ownership Limit” shall mean ~~not more than 3.0~~9.8% (in value or ~~in~~ number of ~~shares~~Common Shares, whichever is more restrictive) of the aggregate ~~number~~ of the outstanding Common Shares~~. The number and value of outstanding Common Shares shall be~~, or such other percentage determined by the Board of Trustees in ~~good faith, which determination shall be conclusive for all purposes hereof.~~ accordance with Section 7.1.8 of the Declaration of Trust.

“Common Shares” shall have the meaning as provided in Section 6.2 herein.

~~“Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~“Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.~~

“Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“~~Contract Purchase Price” shall mean the amount actually paid or allocated to the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage in each case exclusive of Acquisition Fees and Acquisition Expenses.~~ Declaration of Trust” shall mean the declaration of trust of the Trust.

~~“Dealer Manager” shall mean a Person selected by the Board to act as the dealer manager for an Offering.~~

~~“Declaration of Trust” shall mean this Second Amended and Restated Declaration of Trust and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.~~

~~“Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

“Distributions” shall mean any distributions (as such term is defined in Section 2-301 of the MGCL) of money or other property, pursuant to Section 6.6 hereof, by the Trust to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

~~“Effective Date” shall mean the date on which the registration statement relating to the Trust’s Initial Public Offering is declared effective by the Securities and Exchange Commission.~~

“Excepted Holder” shall mean a shareholder of the Trust for whom an Excepted Holder Limit is created by the Board of Trustees pursuant to Article VII.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 7.1.7, and subject to adjustment pursuant to Section 7.1.8, the percentage limit established by the Board of Trustees pursuant to Section 7.1.7.

“Excess Shares” shall have the meaning provided in Section 7.1.1.

“~~Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Trust through an Offering, without deduction for Selling Commissions, volume discounts, the marketing support fee, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Trust are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~ Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

~~“Indemnitee” shall have the meaning provided in Section 13.3(a).~~

~~“Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Trustees and who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Trust or of other assets as determined by the Board of Trustees. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification as to real property.~~

~~“Independent Trustee” shall mean a Trustee who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Trust, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Trust, (ii) employment by the Trust, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Trustee of the Trust, (iv) performance of services for the Trust, other than as a Trustee of the Trust, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the prospective Independent Trustee from the Sponsor, the Advisor and their Affiliates exceeds 5% of the prospective Independent Trustee’s (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis. An indirect association shall include circumstances in which a Trustee’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Trust.~~

~~“Initial Date” shall mean the date upon which this Declaration of Trust is accepted for record by the SDAT.~~

~~“Initial Investment” shall mean that portion of the initial capitalization of the Trust contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~“Initial Public Offering” shall mean the offering and sale of Shares of the Trust pursuant to the Trust’s first effective registration statement covering such Shares filed under the Securities Act.~~

~~“Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Shareholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Trust to repurchase Shares pursuant to the Trust’s plan for the repurchase of Shares.~~

~~“Investment Management Fee” shall have the meaning as provided in Section 9.6.~~

~~“Joint Ventures” shall mean those joint venture or partnership arrangements in which the Trust or the Operating Partnership is a co-venturer or general partner established to acquire or hold assets.~~

~~“Leverage” shall mean the aggregate amount of indebtedness of the Trust for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~“Listing” shall mean the listing of the Shares on a national securities exchange or the Nasdaq Global Select Market or Nasdaq Global Market. Upon such Listing, the Shares shall be deemed Listed.~~

“Market Price” shall mean with respect to any class or series of outstanding Shares, on any date, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use,~~ the principal ~~other~~ automated quotation system that may then be in use or, if such Shares are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

“MGCL” shall have the meaning as provided in Section 8.2 herein.

~~“Mortgages” shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Trust, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by real property owed by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

“MRL” shall have the meaning as provided in Article I herein.

“~~NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association.~~ Non-Compliant Tender Offer” shall have the meaning as provided in Section 9.6 herein.

~~“Net Assets” shall mean total assets of the Trust (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Trust on a basis consistently applied; provided, however, that during such periods in which the Trust is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, “Net Assets” shall mean the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets’ aggregate valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.~~

~~“Net Income” shall mean, for any period, total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Trust’s assets.~~

~~“Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Trust or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Trust (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Trust, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Trust or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Trust determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Trust in its sole discretion.~~

“NYSE” shall mean the New York Stock Exchange.

~~“Offering” shall mean any private placement of Shares or public offering and sale of Shares pursuant to an effective registration statement filed under the Securities Act.~~

~~“Operating Partnership” shall mean CBRE Operating Partnership, L.P., through which the Trust may own assets.~~

~~“Operating Partnership Agreement” shall mean the agreement among the Trust, as the general partner, and the limited partners named therein.~~

~~“Organization and Offering Expenses” shall mean all expenses incurred by and to be paid from the assets of the Trust in connection with the formation, qualification and registration of the Trust, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.~~

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and a group to which an Excepted Holder Limit applies.

“Preferred Share Ownership Limit” shall mean 9.8% (in value or number of Preferred Shares, whichever is more restrictive) of the aggregate of the outstanding shares of any class or series of Preferred Shares, or such other percentage determined by the Board of Trustees in accordance with Section 7.1.8 of the Declaration of Trust.

“Preferred Shares” shall have the meaning as provided in Section 6.3 herein.

“Prohibited Owner” shall mean with respect to any purported Transfer (or other event), any Person who, but for the provisions of ~~Section 7.1.1,~~Article VII herein, would Beneficially Own or Constructively Own Shares~~,~~ in violation of Section 7.1.1, and, if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

~~“Property” or “Properties” shall mean any and all property (real, personal or otherwise), tangible or intangible, including interests in any Person or in joint ventures, and all rents, income, profits or gains therefrom, which are owned by or held by, or for the account of, the Trust or the Operating Partnership.~~

~~“Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public. “Reinvestment Plan” shall have the meaning as provided in Section 6.14.~~

“REIT” shall ~~mean a real estate investment trust under Sections 856 through 860 of the Code~~have the meaning as provided in Section 3.1 herein.

“REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“Restriction Termination Date” shall mean the first day ~~after the Initial Date~~ on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

~~“Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Trust and the issuance of securities of a Roll-Up Entity to the Shareholders. Such term does not include:~~

~~(a) a transaction involving securities of the Trust that have listed on a national securities exchange or included for quotation on a national market system for at least 12 months; or~~

~~(b) a transaction involving the conversion to corporate or association form, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) Shareholders’ voting rights;~~

~~(ii) the term of existence of the Trust;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Trust’s investment objectives.~~

~~“Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Trust or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Trust or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested in one or more assets within 180 days thereafter.~~

“SDAT” shall have the meaning as provided in Section 6.4 herein.

“Securities” shall mean any of the following issued by the Trust, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

~~“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~“Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares.~~

~~“Shareholder List” shall have the meaning as provided in Section 12.8.~~

“Shareholders” shall mean the record holders of the Shares as maintained in the books and records of the Trust or its transfer agent.

“Shares” shall mean shares of beneficial interest of the Trust of any class or series, including Common Shares or Preferred Shares.

“~~Soliciting Dealers” shall mean those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~ Tendered Shares” shall have the meaning as provided in Section 9.6 herein.

~~“Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Trust, (ii) will manage or participate in the management of the Trust, and any Affiliate of any such Person, other than a Person whose only relationship with the Trust is that of an independent property manager and whose only compensation is as such, (iii) takes the initiative, directly or indirectly, in founding or organizing the Trust, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Trust in connection with the founding or organizing of the business of the Trust, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Trust, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Trust which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Trust on a basis which was not negotiated at arm’s-length with the Trust. “Sponsor” does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

~~“Total Assets” shall mean for a specified period, the average of the aggregate Book Value of the assets of the Trust before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

~~“Total Operating Expenses” shall mean all costs and expenses of every character paid or incurred by the Trust as determined under generally accepted accounting principles, that are in any way related to the operation of the Trust or to Trust business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition and disposition of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

“Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership~~,~~ of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, ~~of Shares or the right to vote or receive dividends on Shares,~~ including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“Trust” shall have the meaning as provided in Article II herein.

“Trustee” shall mean a member of the Board of Trustees which manages the Trust.

~~“Unimproved Real Property” shall mean Property in which the Trust has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.~~

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

Section 6.1 Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the “Shares”). The Trust has authority to issue a total of 1,000,000,000 shares of beneficial interest, of which 990,000,000 shares are designated as common shares, $0.01 par value per share (“Common Shares”), and 10,000,000 shares are designated as preferred shares, $0.01 par value per share (“Preferred Shares”). If shares of one class are classified or reclassified into shares of another class of shares pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of beneficial interest of all classes that the Trust has authority to issue shall not be more than the total number of shares of beneficial interest set forth in the second sentence of this paragraph. The Board of Trustees, with the approval of a majority of the entire Board of Trustees and without any action by the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

Section 6.2 Common Shares.

Section 6.2.1 Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

Section 6.2.2 Description. ~~Each~~Subject to Article VII and except as may otherwise be specified in the Declaration of Trust, each Common Share shall entitle the holder thereof to one vote ~~per share on all matters upon which Shareholders are entitled to vote pursuant to Section 12.2 hereof. Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. Each Common Share, when issued in accordance with the terms of an Offering, shall be fully paid and non-assessable~~. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one or more classes or series of Shares.

Section 6.2.3 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Trust, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares shall be entitled to receive, subject to the rights of the holders of any series of Preferred Shares, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares then outstanding.

Section 6.2.4 Voting Rights. Except as may be provided otherwise in the Declaration of Trust, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common shareholder shall be entitled to vote pursuant to applicable law) at all meetings of the Shareholders.

Section 6.3 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, ~~in~~into one or more classes or series of Shares. ~~The voting rights of the holders of shares of any series of Preferred Shares shall not exceed voting rights that bear the same relationship to the voting rights of the holders of Common Shares as the consideration paid to the Trust for each Preferred Share bears to the book value of each outstanding Common Share.~~

Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of ~~Section 6.9~~Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other ~~distributions~~Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Declaration of Trust (including determinations by the Board or other facts or events within the control of the Trust) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 6.5 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share split or Share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws.

Section 6.6 Dividends and Other Distributions. The Board from time to time may authorize and the Trust may pay to Shareholders such dividends or other Distributions in cash or other property, including in Shares of one class payable to holders of Shares of another class, as the Board in its discretion shall determine. The Board shall endeavor to authorize, and the Trust may pay, such dividends and other Distributions as shall be necessary for the Trust to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Trust; provided, however, Shareholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Trust. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the trust and~~

~~the liquidation of its assets in accordance with the terms of the Declaration of Trust, or distributions in which (i) the Board advises each Shareholder of the risks associated with direct ownership of the property, (ii) the Board offers each Shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Shareholders that accept such offer.~~

Section 6.7 General Nature of Shares. All Shares shall be personal property entitling the Shareholders only to those rights provided in the Declaration of Trust. The Shareholders shall have no interest in the ~~Property~~property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the ~~Property~~property of the Trust. The death of a Shareholder shall not terminate the Trust. The Trust is entitled to treat as Shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.

Section 6.8 Fractional Shares. The Trust may, without the consent or approval of any Shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

Section 6.9 Declaration and Bylaws. ~~All~~The rights of all Shareholders and the terms of all Shares are subject to the provisions of the Declaration of Trust and the Bylaws.

Section 6.10 Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of Shareholders.

~~Section 6.11 No Issuance of Share Certificates. Until Listing, the Trust shall not issue share certificates. A Shareholder’s investment shall be recorded on the books of the Trust. To transfer his or her Shares, a Shareholder shall submit an executed form to the Trust, which form shall be provided by the Trust upon request. Such transfer will also be recorded on the books of the Trust. Upon issuance or transfer of Shares, the Trust will provide the Shareholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MRL or other applicable law.~~

~~Section 6.12 Suitability of Shareholders. From the Effective Date until Listing, the following provisions shall apply:~~

~~Section 6.12.1 Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Shareholder in the Trust, if such prospective Shareholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Shareholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Trust, among other requirements as the Trust may require from time to time:~~

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $45,000 and a net worth (excluding home, furnishings and automobiles) of not less than $45,000; or~~

~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $150,000.~~

~~Section 6.12.2 Determination of Suitability of Sale. The Sponsor and each Person selling Shares on behalf of the Sponsor or the Trust shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Shareholder. In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or the Trust shall ascertain that the prospective Shareholder: (a) meets the minimum income and net worth standards established for the Trust; (b) can reasonably benefit from the Trust based on the prospective Shareholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Shareholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.~~

~~The Sponsor or each Person selling shares on behalf of the Sponsor or the Trust shall make this determination on the basis of information it has obtained from a prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Shareholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Shares on behalf of the Sponsor or the Trust shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Shareholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Trust shall maintain these records for at least six years.~~

~~Section 6.12.3 Minimum Investment and Transfer. Subject to certain individual state requirements, no sale or transfer of Shares will be permitted of less than $1,000, and a Shareholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than such minimum number thereof.~~

~~Section 6.13 Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Shares from its Shareholders; provided, however, that such repurchase does not impair the capital or operations of the Trust. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Trust. The Board may change any of these policies (except the policy that prohibits the payment of fees upon the repurchase of Shares) without prior notice or vote of the Shareholders.~~

~~Section 6.14 Distribution Reinvestment Plans~~. ~~The Board may elect to adopt, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Shareholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Shareholders not less often than annually, and (ii) each Shareholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 Shares.

Section 7.1.1 Ownership Limitations. ~~During the period commencing on the Initial Date and prior~~Prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the ~~Aggregate~~Common Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own ~~Common~~Preferred Shares in excess of the ~~Common~~Preferred Share Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) ~~Notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by ~~less~~fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Transfer in Trust. If any Transfer of Shares ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~ occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.1.1(a)(i) or (ii),

(i) then, except as provided in Section 7.1.7, that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.1.1(a)(i) or (ii) (rounded to the nearest whole share) (the “Excess Shares”) shall be automatically ~~converted to Excess Shares and~~ transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Excess Shares; or

(ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.1.1(a)(i) or (ii), then the Transfer of that number of Excess Shares that otherwise would cause any Person to violate Section 7.1.1(a)(i) or (ii) shall be void ab initio, and the Prohibited Owner or other intended transferee shall acquire no rights in such Excess Shares.

To the extent that, upon a transfer of Excess Shares pursuant to Section 7.1.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of Excess Shares by a single Charitable Trust would violate the 100 shareholder requirement applicable to REITs), then Excess Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VII.

Section 7.1.2 Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 7.1.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.1.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.

Section 7.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.1.1(a), or any Person who is a Prohibited Owner that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.1.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s status as a REIT.

Section 7.1.4 Owners Required To Provide Information. ~~From the Initial Date and prior~~Prior to the Restriction Termination Date:

(a) every owner of ~~0.5~~5.0% or more (or such other percentage as required by the Code or the Treasury Regulations promulgated thereunder) of all classes or series of outstanding Shares, including Common Shares on any dividend record date during each taxable year, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such record holder, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held. Each such ~~record holder~~owner shall promptly provide to the Trust in writing such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT ~~and the Trust’s status under the Department of Labor plan asset regulations and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance~~ and to ensure compliance with the ~~Aggregate~~the Preferred Share Ownership Limit~~. The Trust may request such information after every sale, disposition or transfer of the Common Shares prior to the date a registration statement for such share becomes effective.~~ and/or the Common Share Ownership Limit; and

(b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall promptly provide to the Trust in writing such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.1.5 Remedies Not Limited. Subject to Section 8.1 of the Declaration of Trust, nothing contained in this Section 7.1 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust’s status as a REIT.

Section 7.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.1, Section 7.2 or any definition contained in Article V, the Board of Trustees shall have the power to determine the application of the provisions of this Article VII or with respect to any situation based on the facts known to it. In the event Section 7.1 or 7.2 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article V or Sections 7.1 or 7.2. Absent a decision to the contrary by the Board of Trustees (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.1.1(b)) acquired Beneficial or Constructive Ownership of Shares in violation of Section 7.1.1(a), such remedies (as applicable) shall first apply to Shares which, but for such remedies, would have been actually owned by such Person, and second to Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of Shares held by each such Person.

Section 7.1.7 Exceptions.

(a) Subject to Section 7.1.1(a)(ii), the Board of Trustees, in its sole discretion, may exempt (prospectively or retroactively) a Person from the ~~Aggregate~~Preferred Share Ownership Limit or the Common Share Ownership Limit, as the case may be (however, the Board of Trustees may not grant such an exemption to any Person whose ownership, direct or indirect, of in excess of ~~3.0~~9.8% of the number or value of the outstanding Shares (whichever is more restrictive) would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code or otherwise would result in the Trust failing to qualify as a REIT), and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Trustees ~~obtains~~determines, based on such representations, covenants and undertakings that it may require from such Person ~~as are reasonably necessary to ascertain~~, that: (A) that no individual’s (as defined in Section 542(a)(2) of the Code) Beneficial or Constructive Ownership of such Shares will violate Section 7.1.1(a)(ii); ~~(ii~~and (B) such Person does not and ~~represents that it~~ will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant ~~and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact~~ (for this purpose, a tenant from whom the Trust (or an entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a REIT, shall not be treated as a tenant of the Trust); and

(~~iii~~ii) such Person agrees that any failure to perform a covenant, misrepresentation, violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.1.1 through 7.1.6) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 7.1.1(b) and 7.2.

(b) Prior to granting any exception pursuant to Section 7.1.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 7.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the ~~Aggregate~~Common Share Ownership Limit, the ~~Common~~Preferred Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit or the Preferred Share Ownership Limit, as applicable.

Section 7.1.8 Change in ~~Aggregate Share Ownership and Common Share~~ Ownership Limits. The Board of Trustees, in its sole discretion and by resolution, may from time to time increase or decrease the Common Share Ownership Limit and the ~~Aggregate~~Preferred Share Ownership Limit; provided, however, that a decreased Common Share Ownership Limit and/or ~~Aggregate~~Preferred Share Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Common Share Ownership Limit and/or ~~Aggregate~~Preferred Share Ownership Limit until such time as such Person’s percentage ownership of Shares equals or falls below the decreased Common Share Ownership Limit and/or ~~Aggregate~~Preferred Share Ownership Limit, but until such time as such Person’s percentage ownership of Shares falls below such decreased Common Share Ownership Limit and/or ~~Aggregate~~Preferred Share Ownership Limit, any further acquisition of Shares will be in violation of the Common Share Ownership Limit and/or ~~Aggregate~~Preferred Share Ownership Limit, and, provided further, that the new Common Share Ownership Limit and/or ~~Aggregate~~Preferred Share Ownership Limit would not allow five or fewer Persons (taking into account all Excepted Holders) to Beneficially Own more than 49.9% in value of the outstanding Shares. Prior to increasing or decreasing the Common Share Ownership Limit and/or the Preferred Share Ownership Limit, the Board of Trustees may require such opinions of counsel, affidavits, undertakings or agreements, in any case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s qualification as a REIT.

Section 7.1.9 Legend. In the event that the Shares become certificated, each certificate for Shares shall bear substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE TRUST’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST (A “REIT”) UNDER THE

INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). EXCEPT AS OTHERWISE PROVIDED PURSUANT TO THE DECLARATION OF TRUST, ~~AMONG OTHER RESTRICTIONS,~~(i) NO PERSON MAY BENEFICIALLY ~~OWN SHARES OF COMMON BENEFICIAL INTEREST OR SHARES IN EXCESS OF 3.0% (OR SUCH GREATER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF TRUSTEES OF THE TRUST) OF THE AGGREGATE NUMBER OR VALUE OF THE OUTSTANDING SHARES OF COMMON BENEFICIAL INTEREST OR SHARES OF THE TRUST. ANY PERSON WHO ACQUIRES OR ATTEMPTS TO ACQUIRE SHARES OF COMMON BENEFICIAL INTEREST OR SHARES IN EXCESS OF THE AFOREMENTIONED LIMITATION, OR ANY PERSON WHO IS OR ATTEMPTS TO BECOME A TRANSFEREE SUCH THAT EXCESS STOCK RESULTS UNDER THE PROVISIONS OF THE DECLARATION OF TRUST, SHALL IMMEDIATELY GIVE WRITTEN NOTICE OR, IN THE EVENT~~OR CONSTRUCTIVELY OWN COMMON SHARES IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF COMMON SHARES) OF THE OUTSTANDING COMMON SHARES UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (ii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN PREFERRED SHARES IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF PREFERRED SHARES) OF THE OUTSTANDING SHARES OF ANY CLASS OR SERIES OF PREFERRED SHARES UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (iii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES THAT WOULD RESULT IN THE TRUST BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE TRUST TO FAIL TO QUALIFY AS A REIT; AND (iv) ANY TRANSFER OF SHARES THAT, IF EFFECTIVE, WOULD RESULT IN SHARES BEING BENEFICIALLY OWNED BY FEWER THAN 100 PERSONS (AS DETERMINED UNDER THE PRINCIPLES OF SECTION 856(A)(5) OF THE CODE) SHALL BE VOID AB INITIO, AND THE INTENDED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN SUCH SHARES. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES WHICH CAUSE OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE TRUST IN WRITING (OR, IN THE CASE OF ~~A PROPOSED OR~~AN ATTEMPTED ~~TRANSFER~~TRANSACTION, GIVE AT LEAST 15 DAYS PRIOR WRITTEN NOTICE ~~TO THE TRUST OF SUCH EVENT~~) AND SHALL PROVIDE TO THE TRUST SUCH OTHER INFORMATION AS IT MAY REQUEST IN ORDER TO DETERMINE THE EFFECT ~~ON~~OF ANY SUCH TRANSFER ON THE TRUST’S STATUS AS A REIT. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP AS SET FORTH IN (i), (ii) OR (iii) ABOVE ARE VIOLATED, THE EXCESS SHARES WILL BE AUTOMATICALLY TRANSFERRED TO A CHARITABLE TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE TRUST MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF TRUSTEES IN ITS SOLE DISCRETION IF THE BOARD OF TRUSTEES DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED IN (i), (ii) OR (iii) ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE DECLARATION OF TRUST, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE ~~SENT TO ANY STOCKHOLDER~~FURNISHED TO EACH HOLDER OF SHARES ON REQUEST AND WITHOUT CHARGE. ~~IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SECURITIES REPRESENTED HEREBY WILL BE CONVERTED INTO AND TREATED AS SHARES OF EXCESS STOCK THAT WILL BE TRANSFERRED, BY OPERATION OF LAW, TO THE TRUSTEE OF A CHARITABLE TRUST FOR THE EXCLUSIVE BENEFIT OF ONE OR MORE CHARITABLE ORGANIZATIONS.~~ REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE.

~~Section 7.1.10 ERISA Restrictions.~~

~~(a) Definitions. For purposes of this Section 7.1.10, the following terms shall have the following meanings:~~

~~“Benefit Plan Investor” shall mean (i) an employee benefit plan (as defined by Section 3(3) of ERISA), whether or not it is subject to Title I of ERISA; (ii) a plan described in Section 4975(e) (1) of the Code; (iii) an entity whose underlying assets include (or are deemed for purposes of ERISA or Section 4975 of the Code to include) the assets of any plan described in clause (i) or (ii) above by reason of the plan’s investment in such entity; or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the Plan Asset Regulation.~~

~~“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended,or any successor statute.~~

~~“Plan Asset Regulation” shall mean the plan asset regulation promulgated by the Department of Labor under ERISA at 29 C.F.R. Section 2510.3-101.~~

~~“25% Limit” shall mean ownership by Benefit Plan Investors, in the aggregate, of 25% or more of the value of any class of equity interest in the Trust (calculated by excluding the value of any interest held by any person, other than a Benefit Plan Investor, who has discretionary authority or control with respect to the assets of the Trust or any person who provides investment advice to the Trust for a fee (direct or indirect) with respect to such assets, or any affiliate of such person).~~

~~(b) Ownership Limitations. Commencing on the Initial Date and terminating as provided in Section 7.1.10.(e) below, no Benefit Plan Investor may acquire shares of common beneficial interest if the aggregate Benefit Plan Investor ownership of shares of common~~

~~beneficial interest would meet or exceed the 25% Limit. Prior to shares of common beneficial interest qualifying as a class of “publicly-offered securities” or the availability of another exception to the “look-through” rule (i.e., the provisions of paragraph (a)(2) of the Plan Asset Regulation), transfers of shares of common beneficial interest to Benefit Plan Investors that would increase aggregate Benefit Plan Investor ownership of shares of common beneficial interest to a level that would meet or exceed the 25% Limit will be void ab initio as to the purported transfer of such number of shares of common beneficial interest that would cause aggregate Benefit Plan Investor ownership to meet or exceed the 25% Limit, and the purported transferee shall acquire no rights in such shares of common beneficial interest.~~

~~(c) Certain Procedures for Provision and Delivery of ERISA Related Transferee Information. From and after the Initial Date and prior to the date provided in Section 7.1.10.(e) below, (i) each transferor shall cause each prospective transferee to provide and each prospective transferee shall provide, assurances as to (A) the prospective transferee’s then-present and future status as a Benefit Plan Investor and (B) the prospective transferee’s then-present and future status as a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the Trust or a person who provides investment advice to the Trust for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, (ii) no transfer shall be effected in the absence of the receipt of such assurances, and, without limiting any other provision of this Article VII, any purported transfer in the absence of the receipt by the Trust of such assurances shall be void ab initio, and (iii) no transfer shall be effected unless the Trust or its agent first determines that the 25% Limit would not be exceeded (determined separately for each class of equity securities (including any class with substantial equity features)), based on assurances received from investors, if the proposed transfer were consummated.~~

~~(d) Noncomplying Transfers~~. ~~Without limiting the consequences of a violation of Sections 2 and 3 above, and otherwise without limiting Sections 7.1.10.(b) and (c) above, if there is a purported transfer of shares of common beneficial interest that does not comply with Sections 7.1.10.(b) and (c) above, (i) shares of common beneficial interest held by the purported transferee shall be deemed to be stock held in a Charitable Trust and, in furtherance of the foregoing, the purportedly transferred shares of common beneficial interest shall be transferred automatically and by operation of law to a Charitable Trust (as described in Section 7.1.1 above) to be held in accordance with the applicable provisions of this Article VII relating to Charitable Trusts, and (iii) the transferee purportedly owning such shares of common beneficial interest shall submit the shares for registration in the name of the Charitable Trust. Such transfer to a Charitable Trust and the designation of shares of common beneficial interest as Shares-in-Charitable Trust shall be effective as of the close of business on the Business Day prior to the date of the purported transfer.~~

~~(e) Termination. This 7.1.10 shall cease to apply at such time as shares of common beneficial interest qualify as a class of “publicly-offered securities” or if another exception to the “look-through” rule under the Plan Asset Regulation applies.~~

Section 7.2 Transfer of Shares in Trust.

Section 7.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.1.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.1.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.2.6.

Section 7.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares ~~of the Trust~~. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee, shall have no rights to dividends or other ~~distributions~~Distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.

Section 7.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other ~~distributions~~Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other ~~distribution~~Distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other ~~distribution~~Distribution with respect to such Shares to the Charitable Trustee upon demand and any dividend or other ~~distribution~~Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or ~~distributions~~other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a

Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible trust action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

Section 7.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.2.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3. Any Net Sales Proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 7.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, if the event which resulted in the Transfer to the Charitable Trust did not involve a purchase of Shares, the Market Price at the time of such event which resulted in the Transfer of Shares to the Charitable Trust) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the shares held in the Charitable Trust pursuant to Section 7.2.4. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3. The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.

Section 7.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.1.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

Section 7.3 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.4 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.5 Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

BOARD OF TRUSTEES

Section 8.1 Powers. The business and affairs of the Trust shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Trust’s assets and over the business of the Trust ~~as if it, in its own right, was the sole owner thereof~~, except as otherwise limited by the Declaration of Trust. ~~In accordance with the policies on investments and borrowing set forth in Article X hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Trust and the Advisor to assure that such policies are carried out.~~ The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Trust. The Declaration of Trust shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in the Declaration of Trust or in the Bylaws shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

The Board, without any action by the Shareholders, shall have and may exercise, on behalf of the Trust, without limitation, the power to terminate the status of the Trust as a REIT; to determine that compliance with any restriction or limitations on ownership and transfers of Shares set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt, amend and repeal Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of Shares; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

Section 8.2 Number. The number of members of the Board of Trustees (the “Trustees”) shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Trustees shall not be fewer than ~~three nor more than nine. A majority of the Board will be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee~~the minimum number required by the MRL. The names of the Trustees currently in office are:

~~Jack Cuneo~~

~~Robert Zerbst~~

Charles Black

~~Martin Reid~~ Jack Cuneo

James Orphanides

Martin Reid

Louis Salvatore

~~These~~The Board of Trustees may increase the number of Trustees and fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees ~~prior to the first annual meeting of Shareholders~~ in the manner provided in the Bylaws. It shall not be necessary to list in the Declaration of Trust the names of any Trustees hereinafter elected.

The Trust elects, at such time as it becomes eligible to make the election provided for under Section 3-~~802~~804(~~b~~c) of the Maryland General Corporation Law (the “MGCL”), that, except as may be provided by the Board of Trustees in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Trustees shall nominate replacements for vacancies among the Independent Trustees’ positions.~~

Section 8.3 ~~Experience. Each Trustee shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Trust. At least one of the Independent Trustees shall have three years of relevant real estate experience.~~ Resignation, Removal or Death. Any Trustee may resign by delivering notice to the Board, effective upon receipt by the Board of such notice or upon any future date specified in the notice. A Trustee may be removed from office only for cause and only by the affirmative vote of not less than a majority of the votes entitled to be cast generally in the election of Trustees, subject to the rights of any Preferred Shares to vote for such Trustees. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to the Trust through bad faith or active and deliberate dishonesty.

~~Section 8.4 Committees. Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Trustees.~~

~~Section 8.5 Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Trust, each Trustee shall hold office for one year, until the next annual meeting of Shareholders and until his or her successor is duly elected and qualifies. Trustees may be elected to an unlimited number of successive terms.~~

~~Section 8.6 Fiduciary Obligations. The Trustees and the Advisor serve in a fiduciary capacity to the Trust and have a fiduciary duty to the Shareholders of the Trust, including, with respect to the Trustees, a specific fiduciary duty to supervise the relationship of the Trust with the Advisor.~~

~~Section 8.7 Resignation, Removal or Death. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. A Trustee may be removed from office only for cause and only by the affirmative vote of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of Trustees, subject to the rights of any Preferred Shares to vote for such Trustees. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Trustee should be removed.~~

~~Section 8.8 Approval by Independent Trustees. A majority of the Independent Trustees shall approve all matters described in section II.C.3 of the NASAA REIT Guidelines.~~

~~ARTICLE IX~~

~~ADVISOR~~

~~Section 9.1 Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Trust and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Trust. However, the Board is not required personally to conduct the business of the Trust, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Trustee) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor has made an Initial Investment of $2,182,500 in the Trust. The Sponsor or any such Affiliate may not sell this Initial Investment while the Sponsor remains a Sponsor but may transfer the Initial Investment to other Affiliates.~~

Section ~~9.2 Supervision of Advisor. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trust and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Trust are in the best interests of the Shareholders and are fulfilled. From the Effective Date until Listing, the Independent Trustees shall review the fees and expenses of the Trust at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Trust, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. In addition, from time to time, but not less often than annually, a majority of the Independent Trustees and a majority of Trustees not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. The Independent Trustees also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Trust and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Trustees will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Trust, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business, (v) the quality and extent of service and advice furnished by the Advisor and the performance of our investment portfolio, (vi) the performance of the assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the assets relative to the investments generated by the Advisor for its own account. The Independent Trustees may also consider all other factors that it deems relevant, and the findings of the~~

~~Independent Trustees on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Trust and whether the compensation provided for in its contract with the Trust is justified.~~ 8.4 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: the amount of the net income for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust or any Shares; the number of Shares of any class of the Trust; any matter relating to the acquisition, holding and disposition of any assets by the Trust; the application of any provision of the Declaration of Trust in the case of any ambiguity; or any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration of Trust or Bylaws or otherwise to be determined by the Board of Trustees; provided, however, that any determination by the Board of Trustees as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Trustee shall be liable for making or failing to make such a determination.

~~Section 9.3 Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~Section 9.4 Termination. The Advisory Agreement may be terminated (i) immediately by the Trust (a) in the event of the Advisor commits fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Advisor, (b) upon the bankruptcy of the Investment Advisor or (c) a material breach of the Advisory Agreement by the Advisor, which remains uncured after 30 days’ written notice; (ii) without cause or penalty by a majority of the Independent Trustees or by the Advisor upon 60 days’ written notice; or (iii) immediately by the Advisor upon the bankruptcy of the Trust or any material breach of the Advisory Agreement by the Trust, which remains uncured after 10 days’ written notice.~~

~~Section 9.5 Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust shall reimburse the Advisor and its Affiliates (and the Dealer Manager) for Organization and Offering Expenses incurred by the Advisor or its Affiliates (and the Dealer Manager); provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.~~

~~Section 9.6 Investment Management Fees. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust shall pay the Advisor as compensation for the advisory services rendered to the Trust hereunder an investment management fee (the “Investment Management Fee”). The Investment Management Fee shall be payable in cash or stock, subject to certain restrictions, at the option of the Advisor, and may be deferred in whole or in part, from time to time, by the Advisor (without interest). The Investment Management Fee shall be payable monthly in arrears within ten days from the end of each calendar month during the term hereof.~~

~~Section 9.7 Acquisition Fees. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or in the case of a Mortgage, six percent of the funds advanced, provided, however, that a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Trust.~~

~~Section 9.8 Real Estate Commission Fee on Sale of Property. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust may pay the Advisor and its Affiliates a real estate commission fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half of the Competitive Real Estate Commission, or (ii) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Trustees. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.~~

~~Section 9.9 Property Management, Leasing and Construction Fees. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust shall pay to a third party (which may be the Advisor or one of its Affiliates) Property Management, Leasing and~~

~~Construction Fees with respect to any Property that the Trust considers reasonable taking into account the going rate of compensation for managing similar properties in the same geographic location and of the same property type, and other relevant factors. Such fees for each service provided shall range from 2.0% to 5.0% of gross revenues received from a Property.~~

~~Section 9.10 Dealer Manager Fee, Marketing Support Fee and Selling Commissions. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust shall pay the Dealer Manager a fee for acting as dealer manager and marketing support fees and selling commissions to the Dealer Manager or other broker-dealers who sell Securities.~~

~~Section 9.11 Operating Partnership Interests. An Affiliate of the Advisor has been issued one Class B limited partnership interest in the Operating Partnership (the “Class B Interest”). The holder of the Class B Interest is entitled to distributions in an amount equal to 15% of all Net Sales Proceeds after subtracting (i) the costs of such Sale, (ii) the amount of equity capital invested in such Property which has not been reinvested or returned to Shareholders and (iii) an amount equal to a 7% annual, uncompounded return on such invested capital. The Class B Interest is subject to redemption in the event of termination of the Advisory Agreement as described in the Operating Partnership Agreement.~~

~~Section 9.12 Reimbursement for Total Operating Expenses. The Trust may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Trust shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Trustees shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Trust for which there is an Excess Amount that the Independent Trustees conclude was justified and reimbursable to the Advisor, there shall be sent to the Shareholders a written disclosure of such fact, together with an explanation of the factors the Independent Trustees considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Trustees do not determine that excess expenses are justified, the Advisor shall reimburse the Trust the amount by which the expenses exceeded the 2%/25% Guidelines.~~

~~Section 9.13 Reimbursement Limitation. The Trust shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~ARTICLE X~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 10.1 Investment Objectives. The Trust’s primary investment objectives are: (i) to maximize cash dividends paid to Shareholders; (ii) to preserve and protect the Invested Capital of the Shareholders; (iii) to realize growth in the value of our assets upon our ultimate sale of such assets; and (iv) to provide Shareholders with the potential for future liquidity of their investment through either (a) the Listing of the Shares, or (b) if Listing does not occur on or before December 31, 2011, our Board of Trustees must consider an orderly liquidation of its assets. Subject to the restrictions set forth herein, the Board will use its best efforts to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for the tax treatment provided in the REIT Provisions of the Code unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Trust; provided, however, that no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 13.2 hereof.~~

~~Section 10.2 Review of Objectives. The Independent Trustees shall review the investment policies of the Trust with sufficient frequency (not less often than annually) to determine that the policies being followed by the Trust are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~Section 10.3 Certain Permitted Investments.~~

~~(a) Subject to any limitations in Section 10.4, the Trust may invest in assets of any kind.~~

~~(b) The Trust may invest in Joint Ventures with the Sponsor, Advisor, one or more Trustees or any Affiliate, only if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Trust and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(c) Subject to any limitations in Section 10.4, the Trust may invest in equity securities only if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~Section 10.4 Investment Limitations. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Trust’s objective of qualifying as a REIT, the following shall apply to the Trust’s investments from the Effective Date until Listing:~~

~~(a) Not more than ten percent of the Trust’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(b) The Trust shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Trust’s ordinary business of investing in real estate assets and mortgages.~~

~~(c) The Trust shall not invest in or make any mortgage loan unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Trustees so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Trustees, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Trust’s records for at least five years and shall be available for inspection and duplication by any Shareholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(d) The Trust shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless the contract is in recordable form and is appropriately recorded in the chain of title.~~

~~(e) The Trust shall not make or invest in any mortgage loan, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust, would exceed an amount equal to 85% of the Appraised Value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~

~~(f) The Trust shall not invest in indebtedness secured by a mortgage on real property that is subordinate to the lien or other indebtedness of the Advisor, any Trustee, the Sponsor or any Affiliate of the Trust.~~

~~(g) The Trust shall not (i) issue “redeemable securities” as defined in Section 2(a)(32) of the Investment Company Act of 1940; (ii) issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (iii) grant warrants or options to purchase shares to the Advisor or its affiliates or to officers or trustees affiliated with the Investment Advisor except on the same terms as such warrants or options are sold to the general public and in an amount not to exceed 10% of the outstanding shares on the date of grant of the warrants and options; (iv) issue equity securities on a deferred payment basis or similar arrangement; or (v) lend money to the Trustees or to the Advisor or its affiliates.~~

~~(h) A majority of the Trustees shall authorize the consideration to be paid for each asset, ordinarily based on the fair market value of the asset. If a majority of the Independent Trustees determine, or if the asset is acquired from the Advisor, a Trustee, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Trustees.~~

~~(i) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage shall not exceed 300% of the Net Assets as of the date of any borrowing, unless any excess in borrowing over such 300% level is approved by a majority of the Independent Trustees. Any such excess borrowing shall be disclosed to Shareholders in the next quarterly report of the Trust following such borrowing, along with justification for such excess.~~

~~(j) The Trust will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(k) The Trust will not make any investment that the Trust believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Trust.~~

~~(l) The Trust will not invest in equity securities unless a majority of our Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction, approve such investment as being fair, competitive and commercially reasonable.~~

~~ARTICLE XI~~

~~CONFLICTS OF INTEREST~~

~~Section 11.1 Sales and Leases from Affiliates. From the Effective Date until Listing, the Trust may purchase or lease an asset from the Sponsor, the Advisor, a Trustee, or any Affiliate thereof upon a finding by a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction that such transaction is fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the asset to such Sponsor, Advisor, Trustee or Affiliate, or, if the price to the Trust is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In all situations where assets are being acquired from the Advisor, Trustees, or Affiliate thereof, the fair market value of such assets will be determined by an independent expert selected by the Independent Trustees. In no event shall the purchase price of any Property to the Trust exceed its current Appraised Value, if any.~~

~~Section 11.2 Sales and Leases to the Sponsor, Advisor, Trustees or Affiliates. From the Effective Date until Listing, an Advisor, Sponsor, Trustee or Affiliate thereof may purchase or lease assets from the Trust if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Trust.~~

~~Section 11.3 Other Transactions.~~

~~(a) From the Effective Date until Listing, no goods or services will be provided by the Advisor or its Affiliates to the Trust unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties.~~

~~(b) The Trust shall not make loans to the Sponsor, advisor, Trustees or any Affiliates thereof. The Sponsor, Advisor, Trustees and any Affiliates thereof shall not make loans to the Trust, or to Joint Ventures in which the Trust is a co-venturer, for the purpose of acquiring Properties. Any loans to the Trust by such parties for the purposes must be approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction as being fair, competitive, and commercially reasonable, and no less favorable to the Trust than comparable loans between unaffiliated parties.~~

~~(c) From the Effective Date until Listing, in the event that an investment opportunity becomes available to the Trust that is suitable, under all of the factors considered by the Advisor, for the Trust and another program or account managed by the Advisor, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. Investment opportunities sourced directly by the Advisor and suitable for the Trust will first be presented to the Trust before being offered to other programs or accounts. In determining whether or not such an investment opportunity is suitable for more than one program or account, the Advisor shall examine, among others, the following factors: (i) the degree to which the potential acquisition meets the investment objectives and parameters of each program or account; (ii) the amount of funds available to each program or account and the length of time such funds have been available for investment; (iii) the effect of the acquisition both on diversification of each program’s or account’s investments by type of property and geographic area, and on diversification of the tenants of its properties; (iv) the policy of each program or account relating to leverage of properties; (v) the anticipated cash flow of each program or account; (vi) the income tax effects of the purchase of each program or account; and (vii) the size of the investment.~~

~~If a subsequent event or development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment in the opinion of our Board of Trustees and the Advisor, to be more appropriate for a program or account other than the program or account that committed to make the investment, the Advisor may determine that another program or account affiliated with the Advisor will make the investment. Our Board of Trustees shall ensure that the method used by the Advisor for the allocation of the acquisition of properties by two or more affiliated programs seeking to acquire similar types of properties shall be reasonable, and has concluded that the procedures described above are reasonable; such procedures will be reviewed regularly by our Board of Trustees.~~

~~ARTICLE XII~~

Section 8.5 REIT Qualification. If the Trust elects to qualify for federal income tax treatment as a REIT, the Board of Trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a REIT; however, if the Board of Trustees determines that it is no longer in the best interests of the Trust to continue to be qualified as a REIT, the Board of Trustees may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code. The Board of Trustees also may determine that compliance with any restriction or limitation on Transfer and ownership of Shares set forth in Article VII is no longer required for REIT qualification.

ARTICLE IX

SHAREHOLDERS

Section ~~12.1~~9.1 Meetings. ~~An~~There shall be an annual meeting of the Shareholders ~~will be held each year~~, to be held on proper notice at such time ~~and place~~(after the delivery of the annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, ~~at which~~for the election of the Trustees ~~shall be elected and~~, if required, and for the transaction of any other ~~proper business may be conducted, at least 30 days after delivery of our annual report, which will be delivered within 120 days after~~business within the ~~end of each fiscal year. A majority of Shareholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Trustees. Special meetings of shareholders may be called only upon the request of a majority of the Trustees, a majority of the Independent Trustees, the Chief Executive Officer or upon the written request of Shareholders holding not less than ten percent of the Trust’s outstanding shares entitled to vote. Upon receipt of a written request stating the purpose(s) of the meeting, the Trust will provide written notice of the meeting to all Shareholders within 10 days of such request, which will be held not less than 15 nor more than 60 days after the date of such notice and that the meeting will be held at a time and place specified in the request~~powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of Shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting ~~or, if none, at a time and place convenient to shareholders as shall be determined by the Board. The presence of a majority of the outstanding Shares either in person or by proxy shall constitute a quorum. Generally, the affirmative vote of a majority of all votes entitled to be cast is necessary to take shareholder action authorized by this Declaration of Trust, except that a majority of the votes represented in person or by proxy at a meeting at which a quorum is present is sufficient to elect a Trustee~~may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.

Section ~~12.2~~9.2 Voting Rights of Shareholders. Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Trustees, ~~without the necessity for concurrence by the Board,~~ as provided in Sections ~~12.1, 8.5~~9.1, 8.2 and ~~8.7~~8.3 hereof; (b) amendment of the Declaration of Trust, ~~without the necessity for concurrence by the Board,~~ as provided in Article ~~XIV~~XI hereof; (c) termination of the Trust, ~~without the necessity for concurrence by the Board,~~ as provided in Section ~~16.2~~13.2 hereof; (d) merger or consolidation of the Trust, or the sale or other disposition of all or substantially all of the Trust’s assets as provided in Article ~~XV~~XII hereof; and (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Board.

Section ~~12.3 Voting Limitations on Shares Held by the Advisor, Trustees and Affiliates. With respect to Shares owned by the Advisor, any Trustee, or any of their Affiliates, from the Effective Date until Listing, neither the Advisor, nor such Trustee(s), nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Advisor, such Trustee(s) or any of their Affiliates or any transaction between the Trust and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Trustee(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included. Section 12.4~~9.3 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4, or as may otherwise be provided by contract approved by the Board of Trustees, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Trust which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting shareholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board of Trustees, upon the affirmative vote of a majority of the entire Board of Trustees, shall determine that such rights apply, with respect to all or any classes or series of ~~stock~~Shares, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section  ~~12.5~~9.4 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section  ~~12.6~~9.5 Action by Shareholders Without a Meeting. The Bylaws may provide that any action required or permitted to be taken by the Shareholders may be taken without a meeting by the written consent of the Shareholders entitled to cast a sufficient number of votes to approve the matter as required by statute, the Declaration of Trust or the Bylaws, as the case may be.

Section ~~12.7 Right of Inspection. Any Shareholder and any designated representative thereof shall be permitted access to the records of the Trust to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Trust’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~ 9.6 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Trust at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Trust, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at a per Share price equal to the lowest of (i) the estimated value of a Share as determined in the Trust’s most recent valuation pursuant to Regulatory Notice 09-09 of the Financial Industry Regulatory Authority, (ii) the fair market value of a Share as determined by an independent valuation obtained by the Trust or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Trust may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Trust may instruct any transfer agent to transfer such purchased Shares to the Trust. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Trust in connection with the enforcement of the provisions of this Section 9.6, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Trust. The Trust maintains the right to offset any such expenses against the dollar amount to be paid by the Trust for the purchase of Tendered Shares pursuant to this Section 9.6. In addition to the remedies provided herein, the Trust may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 9.6 shall be of no force or effect with respect to any Shares that are then listed on a national securities exchange.

~~Section 12.8~~ Access to Shareholder List. ~~An alphabetical list of the names, addresses and telephone numbers of the Shareholders, along with the number of Shares held by each of them (the “Shareholder List”), shall be maintained as part of the books and records of the Trust and shall be available for inspection by any Shareholder or the Shareholder’s designated agent at the home office of the Trust upon the request of the Shareholder. The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Shareholder so requesting within ten (10) days of receipt by the Trust of the request. The copy of the Shareholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Trust may impose a reasonable charge for expenses incurred in reproduction pursuant to the Shareholder request. A Shareholder may request a copy of the Shareholder List in connection with matters relating to Shareholders’ voting rights, and the exercise of Shareholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Shareholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Shareholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Trust may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition, to and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.~~

~~Section 12.9~~ Reports. ~~The Trustees, including the Independent Trustees, shall take reasonable steps to insure that the Trust shall cause to be prepared and mailed or delivered to each Shareholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Effective Date and prior to Listing that shall include: (i) financial statements prepared in accordance with generally accepted~~

~~accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Trust and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Trust; (iv) the Total Operating Expenses of the Trust, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Trustees that the policies being followed by the Trust are in the best interests of its Shareholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Trust, Trustees, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Trustees shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

ARTICLE ~~XIII~~X

LIABILITY LIMITATION, INDEMNIFICATION

AND TRANSACTIONS WITH THE TRUST

Section ~~13.1~~10.1 Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of ~~his~~ being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust’s assets or the affairs of the Trust by reason of ~~his~~ being a Shareholder.

Section ~~13.2~~10.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, ~~and subject to the limitations set forth in Section 13.3 below,~~ no present or former Trustee or officer of the Trust shall be liable to the Trust or ~~its Shareholders for money damages. However, to the extent that Maryland law conflicts with the provisions set forth in the NASAA REIT Guidelines regarding this Article XIII, the NASAA REIT Guidelines control to the extent any provisions of the Maryland law are not mandatory.~~ to any shareholder for money damages. Neither the amendment nor repeal of this Section ~~13.2,~~10.2, nor the adoption or amendment of any other provision of the Declaration of Trust ~~or Bylaws~~ inconsistent with this Section 13.2,10.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section ~~13.3 Indemnification.~~ 10.3 Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Trustee or officer of the Trust and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (b) any individual who, while a Trustee or officer of the Trust and at the request of the Trust, serves or has served as a trustee, director, officer, member, manager or partner of another real estate investment trust, corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity and (c) CBRE Global Investors, LLC, a Delaware limited liability company, CBRE Advisors LLC, a Delaware limited liability company, any of their Affiliates or any of their respective directors, officers, partners, managers, members, trustees, agents, advisors and employees in connection with any third party proceeding, including any third party proceeding brought derivatively on behalf of, or in the right of, the Trust, to which any of them is made or threatened to be made a party by reason of the performance of advisory, management, transitional or other services for the Trust under any written agreement in place on or prior to July 1, 2012 to which the Trust was a party. The rights to indemnification and advance of expenses provided by the Declaration of Trust to a Trustee or officer of the Trust shall vest immediately upon election of such Trustee or officer. The Trust shall have the power, with the approval of the Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or other agent of the Trust or a predecessor of the Trust. The indemnification and payment or reimbursement of expenses provided in the Declaration of Trust shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Neither the amendment nor repeal of this Section 10.3, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 10.3, shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

~~(a) From the Effective Date until Listing, the Trust shall indemnify and hold harmless a Trustee, officer, employee, agent, Advisor or Affiliate (the “~~Indemnitee~~”) against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Trust in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Trust. The Trust shall not indemnify or hold harmless the Indemnitee if: (a) in the case that the Indemnitee is a Trustee (other than an~~

~~Independent Trustee), an Advisor or an Affiliate, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (b) in the case that the Indemnitee is an Independent Trustee, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee. Any indemnification of expenses or agreement to hold harmless may be paid only out of the Net Assets of the Trust, and no portion may be recoverable from the Shareholders.~~

~~(b) From the Effective Date until Listing, the Trust shall not provide indemnification to any Trustee, Advisor, Affiliate or any persons acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~(c) Notwithstanding anything to the contrary contained in the provisions of subsection (i) and (ii) above of this Section, from the Effective Date until Listing, the Trust shall not indemnify or hold harmless an Indemnitee if it is established that: (a) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the Indemnitee actually received an improper personal benefit in money, property or services, (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (d) in a proceeding by or in the right of the Trust, the Indemnitee shall have been adjudged to be liable to the Trust.~~

~~(d) The Board may take such action as is necessary to carry out this Section 13.3 and is expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions. No amendment of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~(e) Upon Listing, the Trust shall indemnify its Trustees, officers, employees, agents, Advisors or Affiliates to the maximum extent permitted by Maryland law.~~

~~Section 13.4~~ Payment of Expenses~~. The Trust shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust, (ii) the Indemnitee provides the Trust with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Trust as authorized by Section 13.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Trust acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Trust with a written agreement to repay the amount paid or reimbursed by the Trust, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute.~~

Section ~~13.5~~10.4 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust by reason of their being Shareholders, Trustees, officers, employees or agents of the Trust, and all Persons shall look solely to the Trust’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone as a result of such omission.

ARTICLE ~~XIV~~XI

AMENDMENTS

Section ~~14.1~~11.1 General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on Shareholders, Trustees and officers are granted subject to this reservation. An amendment to the Declaration of Trust (a) shall be signed and acknowledged by at least a majority of the Trustees, or an officer duly authorized by at least a majority of the Trustees, (b) shall be filed for record as provided in Section ~~17.5~~14.5 and (c) shall become effective as of the later of the time the SDAT accepts the amendment for record or the time established in the amendment, not to exceed 30 days after the amendment is accepted for record. All references to the Declaration of Trust shall include all amendments thereto.

Section ~~14.2~~11.2 By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by the MRL, without any action by the Shareholders, (i) to qualify as a REIT under the Code or a real estate investment trust ~~under the Code or~~ under the MRL, (ii) in any respect in which the charter of a corporation may be amended in accordance with Section 2-605 of the MGCL and (iii) as otherwise provided in the Declaration of Trust.

Section ~~14.3~~11.3 By Shareholders. Except as provided in Section ~~14.2,~~11.2, any amendment to the Declaration of Trust shall be valid only if approved by the affirmative vote of not less than a majority of all votes entitled to be cast on the matter~~, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Shareholders and (2) any amendment to Article X, Article XI, Article XIII, Article XV, Article XVI, Sections 8.2 and 8.7 hereof and this Section 14.3 (or any other amendment of the Declaration of Trust that would have the effect of amending such sections).~~

ARTICLE ~~XV~~XII

MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust into another entity, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the ~~Property~~property of the Trust. Any such action must be approved by the Board of Trustees and, ~~after notice to all shareholders entitled to vote on the matter~~except as otherwise permitted by law, by the affirmative vote of not less than a majority of all the votes entitled to be cast on the matter~~. Any such transaction involving an Affiliate of the Trust or the Advisor also must be approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction as fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties~~ after notice to all shareholders entitled to vote on the matter.

~~In connection with any proposed Roll-Up Transaction, an appraisal of all of the Trust’s assets shall be obtained from a competent Independent Appraiser. The Trust’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Trust and the Shareholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Shareholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as Shareholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the Shareholder’s pro rata share of the Appraised Value of the Net Assets of the Trust.~~

~~The Trust is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the Shareholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 12.1 and 12.2 hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 12.7, 12.8 and 12.9 hereof;~~

~~(d) in which investor’s rights to receive reports will be less than as described in Section 12.9 hereof; or~~

~~(e) in which any of the costs of the Roll-Up Transaction would be borne by the Trust if the Roll-Up Transaction is not approved by the Shareholders.~~

ARTICLE ~~XVI~~XIII

DURATION AND TERMINATION OF TRUST

Section ~~16.1 Duration. In the event that Listing does not occur on or before December 31, 2011, the Trust shall consider commencing an orderly liquidation (subject to Shareholder approval) and Sale of the Trust’s assets in the manner set forth in Section 16.2.~~13.1

Duration. The Trust shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the MRL.

Section ~~16.2~~13.2 Termination.

(a) ~~The~~Subject to the provisions of any class or series of Shares at the time outstanding, after approval by a majority of the entire Board of Trustees, the Trust may be terminated at any ~~meetings~~meeting of Shareholders~~, without the necessity for concurrence by the Board~~, by the affirmative vote of not less than a majority of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining ~~Property~~property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business. The Trustees may appoint any officer of the Trust or any other person to supervise the winding up of the affairs of the Trust and delegate to such officer or such person any or all powers of the Trustees in this regard.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining ~~Property~~property of the Trust among the Shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining ~~Property~~property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

(b) After termination of the Trust, the liquidation of its business and the distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all Shareholders shall cease.

ARTICLE ~~XVII~~XIV

MISCELLANEOUS

Section ~~17.1~~14.1 Governing Law. ~~This~~The Declaration of Trust is executed ~~by the undersigned Trustees~~ and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section ~~17.2~~14.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which ~~this~~the Declaration of Trust may be recorded, appears to be the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (i) the number or identity of Trustees, officers of the Trust or Shareholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Shareholders; (iv) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (v) an amendment to the Declaration of Trust; (vi) the termination of the Trust; or (vii) the existence of any fact or facts that relate to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Board or by any duly authorized officer, employee or agent of the Trust.

Section ~~17.3~~14.3 Severability.

(a) The provisions of ~~this~~the Declaration of Trust are severable, and if the Board shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of ~~this~~the Declaration of Trust, even without any amendment of ~~this~~the Declaration of Trust pursuant to Article ~~XIV~~XI hereof; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of ~~this~~the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section ~~14.2. However, to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines regarding this Section 17.3, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.~~11.2.

(b) If any provision of ~~this~~the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of ~~this~~the Declaration of Trust in any jurisdiction.

Section ~~17.4~~14.4 Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of ~~this~~the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference shall be made to Section 2-405.1(a) and (b) of the MGCL and may be made, to the extent appropriate, to ~~the Code and to~~any other provisions of Titles 1 through 3 of the MGCL and to the Code. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the MGCL, the Trust shall be included within the definition of “corporation” for purposes of such provisions.

Section 17.5 Recordation. The Declaration of Trust and any amendment ~~hereto~~thereto shall be filed for record with the ~~State Department of Assessments and Taxation of Maryland~~SDAT and may also be filed or recorded in such other places as the Board deem appropriate, but failure to file for record the Declaration of Trust or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment hereto. Any restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.

~~IN WITNESS WHEREOF, this Second Amended and Restated Declaration of~~THIRD: The amendment and restatement of the declaration of trust of the Trust as hereinabove set forth has been duly advised by the Board of Trustees and approved by the ~~Shareholders~~shareholders of the Trust as required by law ~~and has been executed on behalf of the Trust on this 23rd day of October, 2006 by the undersigned officer, who acknowledges in the name and on behalf of the Trust that this document is the act of the Trust,~~.

FOURTH: The name and address of the Trust’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the declaration of trust.

FIFTH: The number of trustees of the Trust and the names of those currently in office are as set forth in Article VIII of the foregoing amendment and restatement of the declaration of trust.

SIXTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the trust act of the Trust and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, ~~the~~these matters and facts ~~set forth herein~~ are true in all material respects and that this statement is made under the penalties for perjury.

~~CB RICHARD ELLIS REALTY TRUST~~ IN WITNESS WHEREOF, the Trust has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Executive Vice President, Chief Financial Officer and Secretary on this             day of             , 2013.

ATTEST:	CHAMBERS STREET PROPERTIES

~~By:~~

(SEAL)

Name: Martin A. Reid	Name: Jack A. Cuneo
Title: Executive Vice President ~~and Chief Executive Officer~~ , Chief Financial Officer, Treasurer and Secretary	Title: President and Chief Executive Officer

APPENDIX B

CHAMBERS STREET PROPERTIES

2013 EQUITY INCENTIVE PLAN

CHAMBERS STREET PROPERTIES

2013 EQUITY INCENTIVE PLAN

1.	Definitions	4

2.	Effective Date and Termination of Plan	7

3.	Administration of Plan	7

4.	Shares and Units Subject to the Plan	8

5.	Provisions Applicable to Share Options	8

6.	Provisions Applicable to Share Appreciation Rights	11

7.	Provisions Applicable to Restricted Shares	12

8.	Provisions Applicable to Restricted Share Units	13

9.	Provisions Applicable to Dividend Equivalent Rights	14

10.	Other Equity-Based Awards	14

11.	Performance Goals	14

12.	Tax Withholding	15

13.	Regulations and Approvals	16

14.	Interpretation and Amendments; Other Rules	17

15.	Changes in Capital Structure	17

16.	Miscellaneous	19

CHAMBERS STREET PROPERTIES

2013 EQUITY INCENTIVE PLAN

Chambers Street Properties, a Maryland real estate investment trust, wishes to attract and retain qualified key employees, directors, Trustees, officers, advisors, consultants and other personnel and encourage them to increase their efforts to make the Company’s business more successful whether directly or through its Subsidiaries or other affiliates. In furtherance thereof, the Chambers Street Properties 2013 Equity Incentive Plan is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options, Share Appreciation Right, Restricted Shares, Restricted Share Units, Dividend Equivalent Rights or other forms of equity-based compensation. The Chambers Street Properties 2013 Equity Incentive Plan is hereby established as a successor to the Chambers Street Properties Amended and Restated 2004 Equity Incentive Plan.

1. DEFINITIONS

Whenever used herein, the following terms shall have the meanings set forth below:

“2004 Plan” means the Chambers Street Properties Amended and Restated 2004 Equity Incentive Plan.

“Award” except where referring to a particular category of grant under the Plan, shall include Incentive Share Options, Non-Qualified Share Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Dividend Equivalent Rights and other equity-based Awards as contemplated herein. For purposes of Section 4.2 only, Award shall also mean any equity-based award granted under the 2004 Plan and outstanding on the Effective Date.

“Award Agreement” means a written agreement in a form approved by the Committee to be entered into between the Company and the Participant as provided in Section 3.

“Board” means the Board of Trustees of the Company.

“Cause” means, unless otherwise provided in the Participant’s Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or its affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company or its Subsidiaries, or any affiliate thereof; (iv) fraud, misappropriation or embezzlement; (v) a material breach of the Participant’s employment agreement (if any) with the Company, its Subsidiaries, or any affiliate thereof; (vi) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vii) any illegal act detrimental the Company, its Subsidiaries, or any affiliate thereof; or (viii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Company, its Subsidiaries or any affiliate thereof if required by the Participant’s employment agreement; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company, then, in lieu of the foregoing definition, “Cause” shall at that time have such meaning as may be specified in such employment agreement.

“Change in Control” shall mean the happening of any of the following:

(a) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); provided, however, that, in no event shall a Change in Control be deemed to have occurred upon an initial public offering of the Common Shares under the Securities Act; or

(b) any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) in substantially the same proportion as their ownership of the combined voting power of the securities of the corporation immediately prior to such consolidation or merger; or

(c) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(d) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Trustees”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any trustee whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Trustee.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Common Shares” means the shares of the Company which are Common Shares, par value $.01 per share, either currently existing or authorized hereafter.

“Company” means the Chambers Street Properties, a Maryland real estate investment trust.

“Covered 162(m) Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

“Disability” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, a disability which renders the Participant incapable of performing all of his or her material duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period.

“Dividend Equivalent Right” means a right awarded under Section 9 of the Plan to receive (or have credited) the equivalent value of dividends paid on Shares.

“Effective Date” means the date described in Section 2.

“Eligible Person” means a key employee, director, Trustee, officer, advisor, consultant or other full or part-time personnel of the Company and its Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or its Subsidiaries. The Committee may provide that employees of the Company’s affiliates may be Eligible Persons, and may make such arrangements with the foregoing entities as it may consider appropriate, in light of tax and other considerations, in the case of grants directly or indirectly to such employees.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share, determined by the Board or the Committee, at which an Option or Share Appreciation Right, as applicable, may be exercised, which shall not be less than 100% of the Fair Market Value of a Share on the day the Option or Stock Appreciation Right, as applicable, is granted.

“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 trading days.

“Grantee” means an Eligible Person granted Restricted Shares, Restricted Share Units, Dividend Equivalent Rights or such other equity-based Awards as may be granted pursuant to Section 10.

“Incentive Share Option” means an “incentive stock option” within the meaning of Section 422(b) of the Code.

“Non-Qualified Share Option” means an Option which is not an Incentive Share Option.

“Option” means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” means an Eligible Person to whom an Option or Share Appreciation Right is granted, or the Successors of the Optionee, as the context so requires.

“Participant” means a Grantee or Optionee.

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals that will apply to a Qualified Performance-Based Award for a Participant for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to one or more of the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Shares, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, increases in revenue, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, shareholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share, rent growth, objectively determinable expense management, capital deployment, development milestones, dividend coverage, and sales or market shares, any of which may be measured either in absolute terms, or on an incremental basis, on a per share basis, or based on results compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a Participant’s right to and the payment of a performance-based Award.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Committee for a Performance Cycle, which (i) must be based upon the Performance Criteria for any Qualified Performance-Based Award, and (ii) may be based on the Performance Criteria or any other performance objectives, as determined by the Committee, for Awards that are not Qualified Performance-Based Awards.

“Plan” means the Company’s 2013 Equity Incentive Plan, as set forth herein and as the same may from time to time be amended.

“Qualified Performance-Based Award” has the meaning set forth in Section 11.2 of the Plan.

“Restricted Shares” means an award of Shares that are subject to restrictions hereunder. For purposes of Section 4.2 only, Restricted Share shall also mean any Restricted Share granted under the 2004 Plan and outstanding on the Effective Date.

“Restricted Share Unit” means a right, pursuant to the Plan, of the Grantee to payment of the Restricted Share Unit Value.

“Restricted Share Unit Value,” per Restricted Share Unit, means the Fair Market Value of a Share of Common Shares, or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Restricted Share Unit Vesting Date” means the date determined under Section 8.4(c)(i).

“Retirement” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant’s attainment of age 65 or on or after the Participant’s attainment of age 55 with five consecutive years of service with the Company and or its Subsidiaries or its affiliates.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Date” means the date determined under Section 8.4(c)(i).

“Shares” means shares of beneficial interest of the Company.

“Share Appreciation Right” means an Award, pursuant to the Plan, entitling the Optionee to receive for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Share Appreciation Right is being exercised over the aggregate Exercise Price, as determined as of the day the Share Appreciation Right is exercised.

“Specified Employee” has the meaning ascribed thereto in Section 409A, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or the Committee, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

“Subsidiary” means any corporation (other than the Company) that is a “subsidiary corporation” with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any company that is a “parent corporation” with respect to the Company under Section 424(e) of the Code.

“Successor of the Optionee” means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option or Share Appreciation Right, as applicable, by bequest or inheritance or by reason of the death of the Optionee.

“Termination of Service” means a Participant’s termination of employment or other service, as applicable, with the Company and its Subsidiaries.

“Trustee” means a non-employee trustee of the Company or its Subsidiaries.

2. EFFECTIVE DATE AND TERMINATION OF PLAN

The effective date (the “Effective Date”) of the Plan is the date on which it is approved by the requisite percentage of the holders of the Common Shares of the Company. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the Effective Date; provided, however, that the Board may at any time prior to that date terminate the Plan. Following the Effective Date, no further awards shall be granted under the 2004 Plan. Outstanding grants under the 2004 Plan shall continue in effect according to their terms as of the date immediately prior to Effective Date (subject to such amendments as the Committee may determine consistent with the 2004 Plan).

3. ADMINISTRATION OF PLAN

3.1. The Plan shall be administered by the Committee appointed by the Board. The Committee, upon and after such time as it is covered in Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as “outside directors” for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including without limitation grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3.1, any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

3.2. Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements or otherwise (i) authorize the granting of Awards to Eligible Persons; (ii) determine the eligibility of Eligible Persons to receive an Award; (iii) determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person’s present and potential contribution to the success of the Company whether directly or through its Subsidiaries and such other factors as the Committee may deem relevant; (iv) approve the form of Award Agreement; (v) determine the terms applicable to each Award, which may differ among individual Awards and Participants; (vi) accelerate at any time the exercisability or vesting of all or any portion of any Award; (vii) subject to the provisions of

Section 5.3(a) or 6.3(a), as applicable, extend at any time the period in which Options or Share Appreciation Rights may be exercised; (viii) determine the extent to which the transferability of Shares issued or transferred pursuant to an Award is restricted; (ix) interpret the terms and provisions of the Plan and any Award; (x) make all determinations it deems advisable for the administration of the Plan; (xi) decide all disputes arising in connection with the Plan; and (xii) otherwise supervise the administration of the Plan.

3.3. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company or any affiliate thereof to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

4. SHARES AND UNITS SUBJECT TO THE PLAN

4.1. If this Plan is approved, 5 million Shares, plus any Shares returned to the 2004 Plan, as described in Section 4.2, will become available for future grants under this Plan, subject to adjustments as provided in Section 15, of which 5,000,000 Shares can be issued as Incentive Share Options. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares.

4.2. Any Shares that have been granted as Restricted Shares or that have been reserved for distribution in payment for Options, Share Appreciation Rights, Restricted Share Units or other equity-based Awards will be subtracted from the Plan Share reserve as of the date of grant, but may be added back to such reserve in accordance with this Section 4.2:

(a) Any Shares with respect to Awards that are later cancelled, expire, are forfeited or lapse for any reason will again be made the subject of Awards under the Plan.

(b) If any Restricted Share Units, Dividend Equivalent Rights or other equity-based Awards under Section 10 are paid in cash (other than Stock Appreciation Rights), then the underlying Shares will again be made the subject of Awards under the Plan.

(c) Awards granted in substitution, assumption, continuation or adjustment of outstanding Awards pursuant to Section 15 will not count against the number of Shares remaining available for issuance under the Plan.

(d) Subject to applicable law, stock exchange rules and plan provisions, shares available under a shareholder-approved plan of an entity acquired by the Company (as adjusted) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company immediately before such acquisition and will not count against the number of Shares remaining available for issuance under the Plan.

(e) Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or Share Appreciation Rights, or the dividends payable on a number of Shares corresponding to the number of Restricted Share Units awarded, shall be subject to the limitation of Section 4.1.

4.3. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

5. PROVISIONS APPLICABLE TO SHARE OPTIONS

5.1. Grant of Option. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Share Options, or to grant Non-Qualified Share Options, or both (to the extent that any Option does not qualify as an Incentive Share Option, it shall constitute a separate Non-Qualified Share Option); provided that Incentive Share Options may only be granted to employees of the Company or its Subsidiaries; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) accelerate at any time the exercisability or vesting of all or any portion of any Option pursuant to the Award Agreement at the time of grant or thereafter; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

5.2. Exercise Price. The Exercise Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement (as the same may be amended from time to time) and shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted. Subject to the foregoing, any particular Award Agreement may provide for different Exercise

Prices for specified amounts of Shares subject to the Option. Except as provided in Section 15, (i) the Exercise Price of an outstanding Option right may not be reduced, directly or indirectly by cancelation, regrant or otherwise, without shareholder approval, and (ii) an outstanding Option with an Exercise Price in excess of the then Fair Market Value may not be cancelled for consideration payable in cash or equity securities of the Company without shareholder approval.

5.3. Period of Option and Vesting.

(a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or on such other date (which may be earlier, but not later) as is set forth in the applicable Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Share Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder, under the Award Agreement at the time of grant, or as determined thereafter by the Committee.

(b) Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, which may include Performance Goals. Unless otherwise provided in the Award Agreement at the time of grant or as determined thereafter by the Committee, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee’s Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee’s death, may be exercised by the Successors of the Optionee.

5.4. Exercisability Upon and After Termination of Service of Optionee.

(a) Subject to provisions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, in the event the Optionee has a Termination of Service other than by the Company or its Subsidiaries for Cause, or other than by reason of death, Retirement or Disability, no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, such termination being for a reason other than Disability or Retirement, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

(b) Subject to provisions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, in the event the Optionee has a Termination of Service on account of death or Disability or Retirement, the Option (if and to the extent otherwise exercisable by the Optionee at the time of the Termination of Service) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.

(c) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement at the time of grant or determined thereafter by the Committee, if the Optionee has a Termination of Service by the Company for Cause, the Optionee’s Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

(d) Any Option that is not exercisable at the time of the Termination of Service or is not exercised within the applicable time periods described in this Section 5.4 shall cease to be exercisable and shall be forfeited forthwith.

5.5. Exercise of Options.

(a) Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised in whole or in part, and payment in full of the Exercise Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

(b) Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Incentive Share Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

5.6. Payment.

(a) The Exercise Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

(i) Cash, a certified or bank cashier’s check, or wire transfer;

(ii) if approved by the Committee in its discretion, Shares of previously owned Common Shares, which are not then subject to restrictions under the Plan or the 2004 Plan, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

(iii) if approved by the Committee in its discretion, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept a cash or other payment from the Optionee to the extent of any remaining balance of the aggregate Exercise Price not satisfied by such reduction in the number of whole Shares to be issued; provided further, however, that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that Shares are used to pay the Exercise Price pursuant to the “net exercise”; or

(iv) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

(b) The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee’s exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

5.7. Exercise for Cash. The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Exercise Price, as determined as of the day the Option is exercised.

5.8. Exercise by Successors. An Option may be exercised, and payment in full of the aggregate Exercise Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Exercise Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

5.9. Nontransferability of Option. Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Share Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable.

5.10. Deferral. The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants will have Restricted Share Units subject to Section 8 credited upon their exercise of Options, rather than receiving Shares at that time.

5.11. Certain Incentive Share Option Provisions.

(a) The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Shares for which any Optionee may be awarded Incentive Share Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

(b) If Shares acquired upon exercise of an Incentive Share Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

(c) The Exercise Price with respect to each Incentive Share Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. In the case of an individual described in Section 422(b)(6) of the Code who is granted an Incentive Share Option, the term of such Option shall be no more than five years from the date of grant.

6. PROVISIONS APPLICABLE TO SHARE APPRECIATION RIGHTS

6.1. Grant of Share Appreciation Rights. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Share Appreciation Rights are to be granted and the number of Shares subject to such Share Appreciation Rights for each Eligible Person; (ii) determine the time or times when and the manner and condition in which each Share Appreciation Right shall be exercisable and the duration of the exercise period; (iii) accelerate at any time the exercisability or vesting of all or any portion of any Share Appreciation Right pursuant to the Award Agreement at the time of grant or thereafter; and (iv) determine or impose other conditions to the grant or exercise of Share Appreciation Rights under the Plan as it may deem appropriate. Share Appreciation Rights may be granted by the Administrator independently of any Option granted pursuant to Section 5 of the Plan.

6.2. Exercise Price of Share Appreciation Rights. The Exercise Price shall be determined by the Committee on the date the Share Appreciation Right is granted and reflected in the Award Agreement (as the same may be amended from time to time) and shall not be less than 100% of the Fair Market Value of a Share on the day the Share Appreciation Right is granted. Subject to the foregoing, any particular Award Agreement may provide for different Exercise Prices for specified amounts of Shares subject to the Share Appreciation Right. Except as provided in Section 15, (i) the Exercise Price of an outstanding Share Appreciation Right may not be reduced, directly or indirectly by cancelation, regrant or otherwise, without shareholder approval, and (ii) an outstanding Option with an Exercise Price in excess of the then Fair Market Value may not be cancelled for consideration payable in cash or equity securities of the Company without shareholder approval.

6.3. Period of Share Appreciation Right and Vesting.

(a) Unless earlier expired, forfeited or otherwise terminated, each Share Appreciation Right shall expire in its entirety upon the 10th anniversary of the date of grant or on such other date (which may be earlier, but not later) as is set forth in the applicable Award Agreement at the time of grant or as determined thereafter by the Committee. The Share Appreciation Right shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder, under the Award Agreement at the time of grant, or as determined thereafter by the Committee.

(b) Each Share Appreciation Right, to the extent that the Optionee has not had a Termination of Service and the Share Appreciation Right has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, which may include Performance Goals. Unless otherwise provided in the Award Agreement at the time of grant or determined thereafter by the Committee, no Share Appreciation Right (or portion thereof) shall ever be exercisable if the Share Appreciation Right has a Termination of Service before the time at which such Share Appreciation Right (or portion thereof) would otherwise have become exercisable, and any Share Appreciation Right that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 6.4(b), Share Appreciation Rights exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee’s Share Appreciation Right, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee’s death, may be exercised by the Successors of the Optionee.

6.4. Exercisability of Share Appreciation Rights Upon and After Termination of Service of Optionee.

(a) Subject to provisions set forth in the Award Agreement at the time of grant or as determined thereafter by the Committee, in the event the Optionee has a Termination of Service other than by the Company or its Subsidiaries for Cause, no exercise of a Share Appreciation Right may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Share Appreciation Right as provided under Section 6.3(a).

(b) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement at the time of grant or determined thereafter by the Committee, if the Optionee has a Termination of Service by the Company for Cause, the Optionee’s Share Appreciation Rights, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

(c) Any Share Appreciation Right that is not exercisable at the time of the Termination of Service or is not exercised within the applicable time periods described in this Section 6.4 shall cease to be exercisable and shall be forfeited forthwith.

6.5. Exercise of Share Appreciation Rights. Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, a Share Appreciation Right may be exercised in whole or in part by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares underlying the Share Appreciation Right that will be exercised.

6.6. Exercise by Successors. A Share Appreciation Right may be exercised, and payment in full of the aggregate Exercise Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

6.7. Nontransferability of Share Appreciation Right. Each Share Appreciation Right granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may permit other transfers, where the Committee concludes that such transferability does not result in accelerated U.S. federal income taxation, and is otherwise appropriate and desirable.

6.8. Deferral. The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants will have Restricted Share Units subject to Section 8 credited upon their exercise of Share Appreciation Rights, rather than receiving Shares or a payment in cash at that time.

7. PROVISIONS APPLICABLE TO RESTRICTED SHARES

7.1. Grant of Restricted Shares.

(a) In connection with the grant of Restricted Shares, whether or not Performance Goals apply thereto, the Committee shall establish one or more vesting periods with respect to the Restricted Shares granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 7, the applicable Award Agreement, the other provisions of the Plan and achievement of Performance Goals (if applicable), restrictions on Restricted Shares shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Shares to Eligible Persons; (ii) provide a specified purchase price for the Restricted Shares (whether or not the payment of a purchase price is required by any state law applicable to the Company, provided that no Shares shall be issued for consideration which is less than is required by any state law applicable); (iii) determine the restrictions applicable to Restricted Shares; (iv) accelerate at any time vesting of all or any portion of any Restricted Share pursuant to the Award Agreement at the time of grant or thereafter; and (v) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Shares under the Plan as it may deem appropriate.

7.2. Certificates.

(a) Unless otherwise provided by the Committee, each Grantee of Restricted Shares shall be issued a share certificate in respect of Restricted Shares awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.4, the certificates for Restricted Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE CHAMBERS STREET PROPERTIES 2013 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CHAMBERS STREET PROPERTIES. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF CHAMBERS STREET PROPERTIES, AT 47 HULFISH STREET, SUITE 210, PRINCETON, NJ 08542.

(b) The Committee shall require that any share certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Shares, the Grantee shall have delivered to the Company a share power, endorsed in blank, relating to the share covered by such Award. If and when such restrictions so lapse, the share certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 7.3 (and the share power shall be so delivered or shall be discarded).

7.3. Restrictions and Conditions. Unless otherwise provided by the Committee, the Restricted Shares awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a) Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Restricted Shares awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clauses (c) and (d) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(b) Except as provided in the foregoing clause (a), below in this clause (b), or in Section 15, or otherwise provided in the Award Agreement, the Grantee shall have, in respect of the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares, and, except as provided below, the right to receive any cash dividends. Certificates for Shares (not subject to restrictions hereunder) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Restricted Shares.

(c) Except if otherwise provided in the applicable Award Agreement at the time of grant or as determined thereafter by the Committee, if the Grantee has a Termination of Service for any reason, during the applicable period of forfeiture, then (i) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (ii) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee (if any) for such forfeited Restricted Shares as contemplated by Section 7.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Shares.

8. PROVISIONS APPLICABLE TO RESTRICTED SHARE UNITS

8.1. Grant of Restricted Share Units. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Share Units to Eligible Persons; (ii) accelerate at any time vesting of all or any portion of any Restricted Share Unit pursuant to the Award Agreement at the time of grant or thereafter; and (iii) determine or impose other conditions to the grant of Restricted Share Units under the Plan as it may deem appropriate, including whether Performance Goals (as provided for under Section 11) apply thereto.

8.2. Term. The Committee may provide in an Award Agreement that any particular Restricted Share Unit shall expire at the end of a specified term.

8.3. Vesting. Restricted Share Units shall vest as provided in the applicable Award Agreement.

8.4. Settlement of Restricted Share Units.

(a) Each vested and outstanding Restricted Share Unit shall be settled by the transfer to the Grantee of one Share; provided that, at the time of grant or thereafter, the Committee may provide that a Restricted Share Unit may be settled in (i) cash at the applicable Restricted Share Unit Value, (ii) cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) cash or by transfer of Shares as elected by the Company.

(b) Restricted Share Units shall be settled with a single payment or transfer by the Company on the Settlement Date.

(c) Unless otherwise provided in the applicable Award Agreement, the “Settlement Date” with respect to a Restricted Share Unit is as soon as practicable after (but not later than the first day of the month to follow) the Restricted Share Unit Vesting Date. The “Restricted Share Unit Vesting Date” is the date on which the Restricted Share Unit vests.

8.5. Other Restricted Share Unit Provisions.

(a) Rights to payments with respect to Restricted Share Units granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(b) A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder shall be made to the Grantee’s estate. If a Grantee with a vested Restricted Share Unit dies, such Restricted Share Unit shall be settled and the Restricted Share Unit Value in respect of such Restricted Share Units paid shall be accelerated and paid.

(c) The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which distributions with respect to Restricted Share Units may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(d) Notwithstanding any other provision of this Section 8, any fractional Restricted Share Unit will be paid out in cash at the Restricted Share Unit Value as of the Restricted Share Unit Vesting Date.

(e) No Restricted Share Unit shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 9, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any Restricted Share Unit.

9. PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS

9.1. Grant of Dividend Equivalent Rights. Subject to the other terms of the Plan, the Committee may, in its discretion, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Shares, to be credited as of the dividend payment dates, during the period between the date a Dividend Equivalent Right is granted, and the date such a Dividend Equivalent Right vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options or Share Appreciation Rights, such Dividend Equivalent Rights shall be payable regardless of whether such Option or Share Appreciation Right, as applicable, is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

9.2. Certain Terms.

(a) The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

(b) Unless otherwise determined by the Committee, except as contemplated by Section 9.4, a Dividend Equivalent Right is payable only while the Participant is an Eligible Person.

(c) Payment of the amount determined in accordance with Section 9.1 shall be in cash, in Common Shares or a combination of the both, as determined by the Committee.

(d) The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

(e) A Dividend Equivalent Right granted with respect to a Qualified Performance-Based Award may not be payable unless and until the Performance Goals have been achieved.

9.3. Other Types of Dividend Equivalent Rights. The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 9 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right with respect to a Restricted Share Unit, which right would consist of the right (subject to Section 9.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

9.4. Deferral. The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have Restricted Share Units credited, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

10. OTHER EQUITY-BASED AWARDS

The Board shall have the right to grant other Awards based upon the Common Shares having such terms and conditions as the Board may determine.

11. PERFORMANCE GOALS

11.1. The Committee, in its discretion, (i) may establish one or more Performance Goals as a precondition to the issuance or vesting of Awards, and (ii) may provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. Except with respect to Qualified Performance-Based Awards, the Committee may determine that satisfaction of the Performance Goals will be in its discretion.

11.2. Performance-Based Awards to Covered 162(m) Employees.

(a) In the case of any grant to a Covered 162(m) Employee intended to qualify as performance-based compensation under Section 162(m) of the Code (including, for these purposes, grants constituting performance-based compensation, as determined without regard to certain shareholder approval and disclosure requirements by virtue of an applicable transition rule) (a “Qualified Performance-Based Award”), the Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle and this Plan shall be interpreted and operated consistent with that intention. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or Participant.

(b) The Committee may designate any Award as a Qualified Performance-Based Award upon grant, in each case based upon a determination that (i) the Grantee is or may be a Covered 162(m) Employee with respect to such Award, and (ii) the Committee wishes such Award to qualify as performance-based compensation under Section 162(m) of the Code. The provisions of this Section 11.2 shall apply to all such Qualified Performance-Based Awards, notwithstanding any other provision of this Plan other than Section 15. Notwithstanding anything contained in this Section 11.2 to the contrary, Options and Share Appreciation Rights need not satisfy the specific Performance Criteria described in this Section 11.2 in order to qualify as performance-based compensation under Section 162(m) of the Code.

(c) Each Qualified Performance-Based Award (other than an Option or Share Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement of one or more Performance Goals, which shall be based upon the Performance Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided that (i) the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Performance Goals will be waived upon the death or Disability of the Grantee, and (ii) the provisions of Section 15 shall apply notwithstanding this sentence.

(d) The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of a Participant (i) in the event of, or in anticipation of, a Change in Control or any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(e) With respect to each Qualified Performance-Based Award, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Qualified Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Committee may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Qualified Performance-Based Awards to different Covered 162(m) Employees.

(f) Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to calculate and certify in writing the amount of the Qualified Performance-Based Award earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered 162(m) Employee’s Qualified Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Qualified Performance-Based Award for a Covered 162(m) Employee if, in its sole judgment, such reduction or elimination is appropriate.

(g) The maximum number of Shares payable to any one Covered 162(m) Employee under the Plan each year is one million Shares (subject to adjustment as provided in Section 15 hereof) or $10,000,000 in the case of Awards settled in cash.

12. TAX WITHHOLDING

12.1. In General. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option or Share Appreciation Right, (ii) the lapsing of any restrictions applicable to any Restricted Shares, (iii) the receipt of a distribution in respect of Restricted Share Units or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

12.2. Share Withholding.

(a) Upon exercise of an Option or Share Appreciation Right, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the minimum required employer withholding liability for such withholding taxes. In the event that the Committee permits, and the Optionee makes, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option or Share Appreciation Right does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

(b) Upon lapsing of restrictions on Restricted Shares (or other income-recognition event), the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the minimum required employer withholding liability for such withholding taxes. In the event that the Committee permits, and the Grantee makes, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of the lapsing of restrictions (or other income-recognition event) sufficient to satisfy the applicable withholding taxes.

(c) Upon the making of a distribution in respect of Restricted Share Units or Dividend Equivalent Rights, the Grantee may, if approved by the Committee in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the minimum required employer withholding liability for such withholding taxes. In the event that the Committee permits, and the Grantee makes, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of the distribution (or other income-recognition event) sufficient to satisfy the applicable withholding taxes.

(d) Upon the occurrence of any other income-recognition event with respect to an Award granted under the Plan that occurs upon or concurrently with the issuance or vesting of, or lapsing of restrictions on, Common Shares, the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be issued, vested or released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the minimum required employer withholding liability for the withholding taxes. In the event that the Committee permits, and the Grantee makes, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of such income-recognition event sufficient to satisfy the applicable withholding taxes.

(e) For purposes of determining the number of Shares to be withheld or delivered to satisfy the applicable minimum required employer withholding taxes pursuant to this Section 12.2 of the Plan, the Fair Market Value of the Shares shall be calculated in the same manner as the Shares are valued for purposes of determining the amount of withholding taxes due.

12.3. Withholding Required. Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Share Appreciation Right, Restricted Share, Restricted Share Units, Dividend Equivalent Right or other Award shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option or Share Appreciation Right, (ii) the lapsing of restrictions on the Restricted Shares (or other income-recognition event), (iii) distributions in respect of any Restricted Share Unit or Dividend Equivalent Right or (iv) any other income-recognition event with respect an Award granted under the Plan.

13. REGULATIONS AND APPROVALS

13.1. The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

13.2. The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

13.3. Each grant of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 10 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or Restricted Share Units or Shares issued or grant of Restricted Shares or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

13.4. In the event that the disposition of shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

13.5. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

14. INTERPRETATION AND AMENDMENTS; OTHER RULES

The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, Share Appreciation Rights, Restricted Share Units or Shares (whether or not Restricted Shares) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may materially and adversely affect a Participant with respect to an Award previously granted without such Participant’s consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without shareholder approval in any case in which amendment in the absence of shareholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule. Except as provided in Section 15, (i) the Exercise Price of an outstanding Option or Share Appreciation Right may not be reduced, directly or indirectly by cancelation, regrant or otherwise, without shareholder approval, and (ii) an outstanding Option or Share Appreciation Right with an Exercise Price in excess of the then Fair Market Value may not be cancelled for consideration payable in cash or equity securities of the Company without shareholder approval. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A, the Committee may adopt such amendment to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate, without the consent of the Participant, to (1) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (2) comply with the requirements of Section 409A.

15. CHANGES IN CAPITAL STRUCTURE

15.1. If (i) the Company or its Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or shares of the Company or its Subsidiaries or a transaction similar thereto, (ii) any share dividend, share split, reverse share split, share combination, reclassification, recapitalization or other similar change in the capital structure of the Company or its Subsidiaries, or any distribution to holders of Common Shares other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:

(a) the Committee shall appropriately adjust (i) the maximum aggregate number of Shares which may be made subject to Options (including Incentive Share Options), Share Appreciation Rights and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Restricted Shares that may be granted under the Plan, and the maximum aggregate number of Restricted Share Units and other Awards which may be granted under the Plan ; (ii) the maximum number of Options (including Incentive Share Options), Share Appreciation Rights and Dividend Equivalent Rights that may be granted to an individual Participant under the Plan, the maximum number and kind of Restricted Shares that may be granted to an individual Participant under the Plan, and the maximum number of Restricted Share Units and other Awards which may be granted to an individual Participant under the Plan; and (iii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan; and

(b) the Committee may take any such action as in its discretion shall be necessary to maintain each Participants’ rights hereunder (including under their Award Agreements) with respect to Options, Share Appreciation Rights, Restricted Share Units and Dividend Equivalent Rights (and, as appropriate, other Awards under Section 10), so that they are substantially proportionate to the rights existing in such Options, Share Appreciation Rights, Restricted Share Units and Dividend Equivalent Rights (and other Awards under Section 10) prior to such event, including, without limitation, adjustments in (i) the number of Options, Share Appreciation Rights, Restricted Share Units and Dividend Equivalent Rights (and other Awards under Section 10) granted, (ii) the number and kind of shares or other property to be distributed in respect of Options, Share Appreciation Rights. Restricted Share Units and Dividend Equivalent Rights (and other Awards under Section 10 as applicable), (iii) the Exercise Price and Restricted Share Unit Value, (iv) the repurchase price, if any, per Share subject to each outstanding Restricted Share, (v) the per-person limits under the Plan, and (vi) Performance Criteria established in connection with Awards; provided that, in the discretion of the Committee, the foregoing clause (vi) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 15.1 had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.

15.2. Any Shares or other securities distributed to a Grantee with respect to Restricted Shares or otherwise issued in substitution of Restricted Shares shall be subject to the restrictions and requirements imposed by Section 7, including depositing the certificates therefor with the Company together with a share power and bearing a legend as provided in Section 7.2(a).

15.3. If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Shares that is then subject to restrictions imposed by Section 7.3(a) may be required to deposit with the successor corporation the certificates, if any, for the shares or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Shares in a manner consistent with Section 7.2(b), and such shares, securities or other property shall become subject to the restrictions and requirements imposed by Section 7.3(a), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 7.2(a).

15.4. If a Change in Control shall occur, then the Committee may, in its sole discretion, take one or more of the following actions with respect to all or some outstanding Awards:

(a) Provide that all (or some) outstanding Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Change in Control shall (i) become fully or partially exercisable as of the effective time of the Change in Control or thereafter with respect to any time-based vesting conditions or restrictions; and/or (ii) all outstanding Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Change in Control shall become exercisable as of the effective time of the Change in Control or thereafter with respect to any Performance Goals (A) at target levels, (B) based on actual performance achieved as of the Change in Control or thereafter, or (C) at the greater or lesser of target levels or actual performance achieved as of the Change in Control or thereafter, and, in the case of clauses (A), (B) and (C), either (x) based on the full Performance Cycle or (y) pro-rata based on the time that has elapsed in the applicable Performance Cycle as of the date of the Change in Control or thereafter;

(b) Provide that all (or some) outstanding Awards (other than Options and Share Appreciation Rights) shall (i) become fully or partially vested and nonforfeitable with respect to any time-based vesting conditions or restrictions; and/or (ii) become vested and nonforfeitable with respect to any Performance Goals (A) at target levels, (B) based on actual performance achieved as of the Change in Control or thereafter, or (C) at the greater or lesser of target levels or actual performance achieved as of the Change in Control or thereafter, and, in the case of clauses (A), (B) and (C), either (x) based on the full Performance Cycle or (y) pro-rata based on the time that has elapsed in the applicable Performance Cycle as of the date of the Change in Control or thereafter;

(c) Make or provide for a cash payment to the Optionee holding an Option or Share Appreciation Right, in exchange for the cancellation thereof, in an amount equal to the difference, if any, between (A) the consideration received by the shareholders of the Company in connection with the Change in Control multiplied by the number of Shares subject to such Option or Share Appreciation Right (to the extent then exercisable (after taking into account any acceleration under this Section 15 or the applicable Award Agreement) and (B) the aggregate Exercise Price for the Shares that would be issued pursuant to the exercise of such Option or Share Appreciation Right;

(d) Permit the Optionee, within a specified period of time prior to the consummation of the Change in Control, as determined by the Committee, to exercise such Option or Share Appreciation Right as of, and subject to, the consummation of such Change in Control (to the extent such Option or Share Appreciation Right would be exercisable as of the consummation of such Change in Control (after taking into account any acceleration under this Section 15 or the applicable Award Agreement);

(e) Provide for the assumption or continuation of an outstanding Award by the successor entity;

(f) Provide for the substitution of outstanding Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the applicable Exercise Price; or

(g) Make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control, provided that the Committee determines that such adjustments do not have a material and adverse economic impact on the Participant as determined at the time of the adjustments.

15.5. Any adjustment made pursuant to this Section 15 applicable to Qualified Performance-Based Awards shall be consistent with the requirements of Section 162(m) of the Code (unless the Committee determines that such Qualified Performance-Based Award shall not longer be qualified performance-based compensation for purposes of Section 162(m) of the Code).

15.6. The judgment of the Committee with respect to any matter referred to in this Section 15 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

16. MISCELLANEOUS

16.1. No Rights to Employment or Other Service. Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its shareholders to terminate the individual’s employment or other service at any time.

16.2. Right of First Refusal; Right of Repurchase. At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.

16.3. No Fiduciary Relationship. Nothing contained in the Plan (including without limitation Sections 8.5(c) and 9.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its Subsidiaries, or their officers or the Committee, on the one hand, and the Participant, the Company, its Subsidiaries or any other person or entity, on the other. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

16.4. No Fund Created. Any and all payments hereunder to any Participant under the Plan shall be made from the general funds of the Company (or, if applicable, a Participating Company), no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Restricted Share Units and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any affiliate of the Company is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such affiliate.) Without limiting the foregoing, Restricted Share Units and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the Restricted Share Units and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

16.5. Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 16.5.

16.6. Exculpation and Indemnification. No member of the Board or the Committee shall be liable for any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, including any exercise of discretion, except to the extent required by law. The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law.

16.7. Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

16.8. Governing Law. THE PLAN AND ALL AWARD AGREEMENTS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

16.9. Section 409A.

(a) Awards granted under the Plan are intended to be exempt from Section 409A. To the extent that the Plan or any Award is not exempt from the requirements of Section 409A, the Plan or such Award is intended to comply with the requirements of Section 409A and shall be limited, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A or any damages for failing to comply with Section 409A.

(b) Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) would be effected, under the Plan or any Award Agreement by reason of the occurrence of a Change in Control, or the Participant’s Disability or Termination of Service, such amount or benefit will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or Termination of Service meet the description or definition of “change in control event”, “disability” or “separation from service”, as applicable, in Section 409A (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or Termination of Service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or Termination of Service, as applicable.

(c) If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Committee shall determine which Awards or portions thereof will be subject to such exemptions.

(d) Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s Termination of Service during a period in which the Participant is a Specified Employee, then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j) (4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes): (i) the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s Termination of Service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s Termination of Service (or, if the Participant dies during such period, within 30 days after the Participant’s death); and (ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of such delay period.

(e) If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the “series of installment payments” (as described in Treas. Reg. Section 1.409A-2(b)(2)(iii)) shall be treated as a right to a series of separate payments and not to a single payment.

16.10. Severability. If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of this Plan, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of all applicable laws and regulations, those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with any applicable laws or regulations.

16.11. Transferability. Each Award granted under the Plan shall be nontransferable by the Grantee except by will or the laws of descent and distribution of the State wherein the Grantee or Optionee is domiciled at the time of his death; provided, however, that the Committee may permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, and (ii) is otherwise appropriate and desirable.

16.12. Trading Restrictions. All Shares issuable under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Common Shares are listed, quoted, or traded. The Committee may place legends on any Share certificate or issue instructions to the transfer agent to reference restrictions applicable to the Shares.

16.13. Clawback. Notwithstanding any provisions in this Plan or any Award Agreement to the contrary, to the extent required by (i) applicable law, including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and/or (ii) any policy that may be adopted by the Company, amounts paid or payable pursuant to this Plan or any Award Agreement shall be subject to clawback to the extent necessary to comply with such law(s) and/or policy, which clawback may include forfeiture of Awards and/or repayment of amounts paid or payable pursuant to this Plan or any Award Agreement.

16.14. Other Benefits. No payment or benefit under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or its Subsidiaries or other affiliates unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.15. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to assume, continue or substitute awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to a Subsidiary or affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

AUTHORIZE YOUR PROXY BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 30, 2013. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE YOUR PROXY BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 30, 2013. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your complete proxy card must be received by 11:59 p.m. Eastern Time on May 30, 2013.

ELECTRONIC DELIVERY

Sign up today to receive next year’s annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms are also available electronically. Electronic delivery helps the company reduce corporate expenses such as printing and postage. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, please visit our website at www.ChambersStreet.com/gopaperless.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHAMBERS STREET PROPERTIES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:

1. To elect all trustees to serve until the 2014 annual meeting of shareholders and until their successors are duly elected and qualify.

Nominees:

01) Charles E. Black

02) Jack A. Cuneo

03) James M. Orphanides

04) Martin A. Reid

05) Louis P. Salvatore

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” write the numbers(s) of the nominee(s) on the line below.

2. To approve an amendment and restatement of our declaration of trust.

For	Against	Abstain
☐	☐	☐

3. To approve our 2013 equity incentive plan.

For	Against	Abstain
☐	☐	☐

4. To approve, on a non-binding, advisory basis, our executive compensation.

For	Against	Abstain
☐	☐	☐

5. To approve, on a non-binding, advisory basis, whether the advisory vote on executive compensation should occur every one, two or three years.

1 Year	2 Years	3 Years	Abstain
☐	☐	☐	☐

6. To ratify the selection of Deloitte and Touche LLP as our independent registered public accounting form for the fiscal year ending December 31, 2013.

For	Against	Abstain
☐	☐	☐

7. To act upon any other matters that may properly be brought before the annual meeting or at any adjournments or postponements thereof.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual shareholders meeting, the proxy statement with respect thereof and our annual report to shareholders with respect to our 2012 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The Notice and Proxy Statement and the 2012 Annual Report to Shareholders are available at:

www. proxyvote.com

i FOLD & DETACH HERE i

Proxy

Chambers Street Properties

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

This Proxy will be voted as directed, if the proxy is returned signed, but no direction is given, it will be voted “FOR” the matters stated.

The undersigned shareholder of Chambers Street Properties, a Maryland real estate investment trust, hereby appoints Jack A. Cuneo, Philip L. Kianka and Martin A. Reid, and each of them, as proxies, with full power of substitution in each, to attend the Annual Meeting of Shareholders of Chambers Street Properties to be held at Nassau Inn Princeton, 10 Palmer Square, Princeton, New Jersey, on May 31, 2013, at 10:00 a.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

When properly executed, votes entitled to be cast by the undersigned will be cast in the manner directed herein by undersigned shareholder(s). If no direction is given, the votes entitled to be cast by the undersigned will be cast FOR the nominees of our Board of Trustees listed in Proposal 1, FOR the approval of an amendment and restatement of our declaration of trust described in Proposal 2, FOR the approval of our 2013 equity incentive plan described in Proposal 3, FOR the approval, on a non-binding, advisory basis, of our executive compensation described in Proposal 4, FOR the approval, on a non-binding, advisory basis, of an advisory vote on executive compensation every one year as described in Proposal 5 and FOR the ratification of the selection of our independent registered public accounting firm described in Proposal 6. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the annual meeting and any adjournments or postponements thereof. A shareholder wishing to vote in accordance with our Board of Trustees’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated, and signed on the other side.)

Please Vote! YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote by Internet at www.proxyvote.com.

☑	Read the Enclosed Materials…

Enclosed is the following information for the Chambers Street Properties Annual Meeting of Stockholders:

•	2012 Annual Report
•	Proxy Statement that describes the proposals to be voted upon
•	Proxy card for each registration*

*You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☑	Vote by Internet…

Visit www.proxyvote.com and follow the online instructions to cast your vote. Your control numbers is located on the proxy card.

☑	...Or Complete the Proxy Card and Return by Mail...

On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

☑	…Or vote by Telephone

Call (800) 690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.

If you voted by Internet or by phone, please DO NOT mail back the proxy card.

☑	For Assistance…

If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at (877) 605-2536.

Thank you!

We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY MAY 30, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Chambers Street Properties

Recently, we sent you proxy material regarding the Annual Meeting of Shareholders that is scheduled for May 31, 2013. The Company records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Company to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter the size of your Company holdings. Please vote promptly so your vote can be received prior to the May 31, 2013 Annual Meeting of Shareholders.

We have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage paid envelope provided so that we receive it by May 30, 2013 (the day prior to meeting).	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with the control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

OBO

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY MAY 30, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Chambers Street Properties

Recently, we sent you proxy material regarding the Annual Meeting of Shareholders that is scheduled for May 31, 2013. The Company records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Company to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1-877-605-2536

Your vote is important no matter the size of your Company holdings. Please vote promptly so your vote can be received prior to the May 31, 2013 Annual Meeting of Shareholders.

We have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so that we receive it by May 30, 2013.

Call the phone number above Monday – Friday, 9 A.M. – 9 P.M., Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

Nobo/Reg